UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03334

CALVERT SOCIAL INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
Social Investment Fund
Annual Report
September 30, 2020

Calvert Balanced Fund    •    Calvert Bond Fund    •    Calvert Equity Fund
Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
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Annual Report September 30, 2020
Calvert
Social Investment Fund

Calvert
Social Investment Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in more than a decade.
The period began with stocks rallying, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus became a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and precipitated a global economic slowdown. Equity markets declined amid unprecedented volatility.
In response, the Fed announced two rate cuts in March 2020 along with other measures to shore up equity and credit markets. In July, the Fed indicated it would maintain rates around zero percent for the foreseeable future and do all it could to support the U.S. economy.
This helped calm markets and initiated a new equity rally that lasted most of the summer. As shutdowns relaxed, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998.
In September 2020, however, the equity rally stalled as stock prices began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were rising in more than 30 states and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period. For the full period, the S&P 500® Index returned 15.15% while the Nasdaq Composite Index returned 40.96%.
On the fixed-income side, news of the coronavirus outbreak in early 2020 led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic, credit markets declined along with equity markets.
The Fed’s rate cuts and assurances of continuing support helped calm the markets and initiated a new fixed-income rally that lasted through most of the summer. The rally stalled in August, however, as investors worried about a resurgence of the coronavirus. For the rest of the period, fixed-income prices were flat to down, driven in part by dim prospects for additional fiscal stimulus.
For the full period, Bloomberg Barclays U.S. Aggregate Bond Index returned 6.98%; Bloomberg Barclays U.S. Corporate Bond Index returned 7.90%; and Bloomberg Barclays High Yield Index returned 3.25%.
Fund Performance - Calvert Balanced Fund
For the 12-month period ended September 30, 2020, Calvert Balanced Fund (the Fund) returned 12.22% for Class A shares at net asset value, underperforming its benchmark, the Russell 1000® Index (the Index), which returned 16.01%; and the Balanced Blended Benchmark (the Blended Benchmark), which returned 13.06%.
The Blended Benchmark is composed of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Secondary Index). The Fund normally invests about 60% of its assets in equity securities and 40% in fixed-income investments. The equity portion is primarily in large-cap U.S. stocks. The fixed-income portion is primarily in investment-grade debt securities.
Within the equity portion of the Fund, sector allocation, especially an underweight exposure to the energy sector, was a strong contributor to performance relative to the Index during the period. An overweight exposure to information technology (IT) further added to relative returns. Stock selections in the health care sector were also beneficial.
PayPal Holdings, Inc. (PayPal), an online payments company, was a leading contributor to performance relative to the Index during the period. It benefited as COVID-19 caused people to stay home, forcing many traditional brick-and-mortar stores to close and sending shoppers online to make purchases. PayPal had a record number of new users during the period.
Catalent, Inc. (Catalent), another strong contributor, is a contract manufacturer of biologics, a class of drugs that includes vaccines and antibodies, and a maker of technologies for drug delivery. Catalent’s stock price advanced with the onset of COVID-19 as demand rose for its services to help develop a vaccine. By period-end, the stock was sold from the Fund because it appeared overvalued.
Amazon.com, Inc., also a leading contributor, like PayPal benefited from people staying at home to control the virus and turning to e-commerce to make their purchases.
Stock selections in IT, consumer discretionary, and financials detracted most from returns relative to the Index during the period.
The stock price of American International Group, Inc., a multinational finance and insurance company, fell on investor uncertainty about the company’s liabilities, including potentially increased obligations from its life insurance policies arising from elevated mortality from COVID-19. By period-end, the stock was sold from the Fund.
The Fund’s lack of exposure to Tesla, Inc. (Tesla) also detracted from returns relative to the Index during the period. Tesla’s stock price rose sharply on increased automobile sales. Investors also rewarded the stock in recognition of the company’s leadership in battery technology, for which demand has been rising because of efforts to reduce the use of fossil fuels.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Social Investment Fund
September 30, 2020
Management's Discussion of Fund Performance† — continued

Hexcel Corp. (Hexcel), a provider of carbon fiber and other materials for the aerospace industry, was another leading detractor. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the spread of the COVID-19 pandemic and the resulting slowdown in airline travel. Investors also reacted negatively to Hexcel’s proposed merger with Woodward, Inc., a supplier of flight and engine controls to the aerospace industry. Hexcel was sold from the Fund by period-end.
Within the fixed-income portion of the Fund, the relatively short duration of the holdings detracted from performance relative to the Secondary Index. Security selections also detracted, especially among securitized assets, including commercial mortgage-backed securities, asset-backed securities, and mortgage-backed securities (MBS).
Sector allocation further weighed on performance, with an underweight exposure to MBS and an out-of-Index allocation to preferred securities detracting most during the period.
While security selection overall was a detractor, selections in investment-grade corporate securities and government-related securities contributed to relative performance. An exposure to out-of-index high yield securities also made a positive contribution to returns relative to the Index during the period.
Fund Performance - Calvert Bond Fund
For the 12-month period ended September 30, 2020, Calvert Bond Fund (the Fund) returned 5.32% for Class A shares at net asset value, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 6.98%.
The Fund’s sector allocation, including underweight exposures to mortgage-backed securities (MBS) and U.S. Treasurys, was a leading detractor from performance relative to the Index during the period. Security selection in securitized assets, including commercial mortgage-backed securities, asset-backed securities (ABS), and MBS also had a negative impact on relative performance. The Fund’s shorter-than-Index duration further reduced relative returns during the period.
Although security selection detracted overall, selections in investment-grade corporate securities and government-related securities contributed to performance relative to the Index. In addition, the Fund’s out-of-Index allocation to high yield corporate securities and overweight exposure to ABS enhanced performance. The Fund’s yield-curve positioning further benefited Index-relative returns during the period.
With additional U.S. fiscal stimulus in doubt at the end of the period, the Fund exited or trimmed its positions in consumer-focused securitized credit as valuations rebounded. The Fund was overweight in ABS, favoring areas that the Fund believed were more attractive in long-term fundamentals, such as deals backed by renewable energy loans and data centers. The Fund remained underweight interest-rate duration at period-end.
Fund Performance - Calvert Equity Fund
For the 12-month period ended September 30, 2020, Calvert Equity Fund (the Fund) returned 20.27% for Class A shares at net asset value, underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 37.53%.
Stock selection in the information technology sector as well as an underweight exposure to the sector were principal detractors from performance relative to the Index during the period. In particular, not owning Apple, Inc. accounted for a significant portion of the Fund’s overall underperformance.
Stock selection in consumer discretionary and an underweight exposure to the sector were also significant performance detractors relative to the Index during the period. Not owning Amazon.com, Inc., a constituent of the consumer discretionary sector, was also a leading cause of overall underperformance.
The Fund’s holding of Ecolab, Inc. (Ecolab), an industrial cleaner whose major customers are hotels, restaurants, and hospitals, was also among the largest detractors. Ecolab’s business contracted as COVID-19 led to widespread shutdowns, particularly of large gathering places.
In general, the outperformance by lower quality stocks and historic underperformance of high-quality stocks during the period weighed on relative performance as the Fund generally focused on higher quality equities.
Stock selection in health care contributed strongly to performance relative to the Index during the period. Thermo Fisher Scientific, Inc. and Danaher Corp., both life sciences companies that develop and market products used in laboratories and diagnostic testing, stood out as contributors within the sector. While COVID-19 made it difficult for these companies’ employees to work in their laboratories, it also brought in considerable new business as their products were used in testing and vaccine development during the period.
In consumer discretionary, Lowe’s Cos., Inc. (Lowe’s) was also an important contributor to performance relative to the Index during the period. The home improvement retail company benefited from people staying home to control spread of the virus and focusing on at-home projects. Lowe’s was also one of a limited number of companies to remain open during the early stages of the pandemic.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Balanced Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/21/1982	10/21/1982	12.22%	9.63%	8.84%
Class A with 4.75% Maximum Sales Charge	—	—	6.89	8.57	8.32
Class C at NAV	03/01/1994	10/21/1982	11.39	8.78	7.98
Class C with 1% Maximum Sales Charge	—	—	10.39	8.78	7.98
Class I at NAV	12/27/2004	10/21/1982	12.55	9.98	9.28
Class R6 at NAV	02/01/2019	10/21/1982	12.57	9.99	9.29

Russell 1000® Index	—	—	16.01%	14.08%	13.74%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	6.98	4.17	3.63
Balanced Blended Benchmark	—	—	13.06	10.35	9.86

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.96%	1.71%	0.71%	0.66%
Net	0.93	1.68	0.68	0.64
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$21,563	N.A.
Class I	$250,000	09/30/2010	$607,691	N.A.
Class R6	$1,000,000	09/30/2010	$2,431,836	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Balanced Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.
5

Calvert
Bond Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	5.32%	4.12%	3.58%
Class A with 3.75% Maximum Sales Charge	—	—	1.37	3.33	3.19
Class C at NAV	06/01/1998	08/24/1987	4.50	3.27	2.74
Class C with 1% Maximum Sales Charge	—	—	3.50	3.27	2.74
Class I at NAV	03/31/2000	08/24/1987	5.52	4.41	4.03
Class R6 at NAV	10/03/2017	08/24/1987	5.66	4.44	4.04

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	6.98%	4.17%	3.63%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.77%	1.57%	0.57%	0.50%
Net	0.73	1.53	0.53	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$13,100	N.A.
Class I	$250,000	09/30/2010	$371,187	N.A.
Class R6	$1,000,000	09/30/2010	$1,486,770	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
6

Calvert
Bond Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
7

Calvert
Equity Fund
September 30, 2020
Performance

Portfolio Managers Joseph B. Hudepohl, CFA, Lance V. Garrison, CFA, Jeffrey A. Miller, CFA and Robert R. Walton, Jr., CFA, each of Atlanta Capital Management Company, LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1987	08/24/1987	20.27%	17.20%	14.65%
Class A with 4.75% Maximum Sales Charge	—	—	14.55	16.07	14.09
Class C at NAV	03/01/1994	08/24/1987	19.38	16.31	13.80
Class C with 1% Maximum Sales Charge	—	—	18.38	16.31	13.80
Class I at NAV	11/01/1999	08/24/1987	20.57	17.58	15.14
Class R6 at NAV	10/03/2017	08/24/1987	20.65	17.61	15.15

Russell 1000® Growth Index	—	—	37.53%	20.08%	17.24%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.00%	1.75%	0.75%	0.68%
Net	0.99	1.74	0.74	0.67
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$36,466	N.A.
Class I	$250,000	09/30/2010	$1,024,879	N.A.
Class R6	$1,000,000	09/30/2010	$4,103,714	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
8

Calvert
Equity Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

*Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Thermo Fisher Scientific, Inc.	4.9%
Danaher Corp.	4.9
Alphabet, Inc., Class C	4.6
Microsoft Corp.	4.4
Visa, Inc., Class A	4.3
Dollar General Corp.	4.1
Zoetis, Inc.	3.7
MasterCard, Inc., Class A	3.6
Ecolab, Inc.	3.5
American Tower Corp.	3.5
Total	41.5%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
9

Calvert
Social Investment Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

10

Calvert
Social Investment Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Balanced Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,224.90	$5.17	0.93%
Class C	$1,000.00	$1,220.60	$9.33	1.68%
Class I	$1,000.00	$1,226.80	$3.79	0.68%
Class R6	$1,000.00	$1,226.50	$3.56	0.64%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.35	$4.70	0.93%
Class C	$1,000.00	$1,016.60	$8.47	1.68%
Class I	$1,000.00	$1,021.60	$3.44	0.68%
Class R6	$1,000.00	$1,021.80	$3.23	0.64%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
11

Calvert
Social Investment Fund
September 30, 2020
Fund Expenses — continued

Calvert Bond Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,070.10	$3.78 **	0.73%
Class C	$1,000.00	$1,065.60	$7.90 **	1.53%
Class I	$1,000.00	$1,071.00	$2.74 **	0.53%
Class R6	$1,000.00	$1,071.40	$2.38 **	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.35	$3.69 **	0.73%
Class C	$1,000.00	$1,017.35	$7.72 **	1.53%
Class I	$1,000.00	$1,022.35	$2.68 **	0.53%
Class R6	$1,000.00	$1,022.70	$2.33 **	0.46%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
Calvert Equity Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,321.80	$5.40	0.93%
Class C	$1,000.00	$1,317.00	$9.73	1.68%
Class I	$1,000.00	$1,323.50	$3.95	0.68%
Class R6	$1,000.00	$1,323.80	$3.60	0.62%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.35	$4.70	0.93%
Class C	$1,000.00	$1,016.60	$8.47	1.68%
Class I	$1,000.00	$1,021.60	$3.44	0.68%
Class R6	$1,000.00	$1,021.90	$3.13	0.62%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
12

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 5.5%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$448	$ 467,564
Avant Loans Funding Trust, Series 2018-A, Class C, 4.79%, 5/15/24(1)	84	84,466
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	2,143	2,038,446
Conn's Receivables Funding, LLC:
Series 2018-A, Class A, 3.25%, 1/15/23(1)	9	8,988
Series 2018-A, Class B, 4.65%, 1/15/23(1)	10	9,350
Series 2019-A, Class A, 3.40%, 10/16/23(1)	245	245,824
Series 2019-A, Class B, 4.36%, 10/16/23(1)	311	311,213
Series 2019-B, Class A, 2.66%, 6/17/24(1)	490	490,237
Series 2019-B, Class B, 3.62%, 6/17/24(1)	295	291,866
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	166	175,831
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40(1)	143	146,258
Driven Brands Funding, LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45(1)	886	924,327
Series 2016-1A, Class A2, 6.125%, 7/20/46(1)	288	290,992
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	59	61,945
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	159	164,769
Element Rail Leasing I, LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44(1)	20	19,792
Series 2014-1A, Class B1, 4.406%, 4/19/44(1)	700	704,475
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	805	821,999
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	80	80,913
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	1,229	1,140,286
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	348	286,736
Hardee's Funding, LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48(1)	544	549,115
InSite Issuer, LLC:
Series 2016-1A, Class A, 2.883%, 11/15/46(1)	345	354,550
Series 2016-1A, Class C, 6.414%, 11/15/46(1)	50	51,340
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	973	1,002,320
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	635	679,538
Lunar Aircraft, Ltd., Series 2020-1A, Class B, 4.335%, 2/15/45(1)	131	88,897
Marlette Funding Trust:
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	425	426,998
Security	Principal Amount (000's omitted)	Value
Marlette Funding Trust: (continued)
Series 2020-2A, Class C, 2.83%, 9/16/30(1)	$107	$ 107,699
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	694	745,679
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,910	1,960,660
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	500	494,245
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	209	214,221
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	171	175,730
Series 2020-2A, Class A, 1.44%, 8/20/46(1)(2)	405	401,950
Series 2020-2A, Class B, 2.21%, 8/20/46(1)(2)	585	576,607
OneMain Financial Issuance Trust, Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	370	370,649
Oportun Funding IX, LLC, Series 2018-B, Class A, 3.91%, 7/8/24(1)	1,486	1,512,132
Oportun Funding VIII, LLC, Series 2018-A, Class A, 3.61%, 3/8/24(1)	1,528	1,532,068
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	1,068	1,073,714
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	142	142,781
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	625	588,961
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class C, 5.80%, 6/15/23(1)	59	59,450
Series 2018-2A, Class B, 3.96%, 10/15/24(1)	166	166,233
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25(1)	43	43,080
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49(1)	1,000	1,056,088
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	2,585	2,741,095
Small Business Lending Trust:
Series 2019-A, Class A, 2.85%, 7/15/26(1)	349	343,409
Series 2020-A, Class A, 2.62%, 12/15/26(1)	341	338,983
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	485	475,190
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	441	436,003
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	1,452	1,467,329
Series 2014-2, Class B, 5.44%, 7/20/44(1)	1,695	1,654,167
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	1,576	1,675,345
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	1,345	1,352,288
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28(1)	55	55,987
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	5,019	5,420,770
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	405	415,730

13
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	$254	$ 256,938
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	491	516,864
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	481	474,501
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	353	362,657
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	760	776,133
Tesla Auto Lease Trust:
Series 2018-B, Class A, 3.71%, 8/20/21(1)	1,021	1,030,533
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	317	320,374
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	2,016	2,067,134
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	395	406,208
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	160	160,839
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	204	205,383
Series 2020-A, Class E, 4.64%, 8/20/24(1)	58	60,230
Theorem Funding Trust, Series 2020-1A, Class A, 2.48%, 10/15/26(1)	105	105,108
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class C, 4.50%, 5/17/32(1)	134	37,976
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	1,350	1,447,949
Vantage Data Centers Issuer, LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43(1)	684	709,106
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	162	168,232
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	1,518	1,554,183
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)(2)	1,405	1,409,157
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	1,035	1,042,816
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	401	244,769
Series 2020-A, Class C, 6.657%, 3/15/45(1)	234	102,582
Total Asset-Backed Securities (identified cost $52,528,961)		$ 52,976,950

Collateralized Mortgage-Backed Obligations — 4.6%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	$3,315	$ 3,639,504
Series KG03, Class A2, 1.297%, 6/25/30(3)	770	783,744
Series KW06, Class A2, 3.80%, 6/25/28(3)	1,135	1,353,693
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates: (continued)
Series W5FX, Class AFX, 3.336%, 4/25/28(3)	$412	$ 469,060
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.398%, (1 mo. USD LIBOR + 3.25%), 5/25/25(4)	720	730,357
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(4)	923	932,972
Series 2017-HQA2, Class M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 12/25/29(4)	407	404,278
Series 2018-DNA1, Class M2, 1.948%, (1 mo. USD LIBOR + 1.80%), 7/25/30(4)	584	574,506
Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30(4)	785	781,595
Series 2019-DNA2, Class M2, 2.598%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(4)	140	138,033
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(4)	1,752	1,720,853
Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(4)	739	733,253
Series 2019-HQA2, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 4/25/49(1)(4)	65	63,743
Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50(1)(4)	113	113,400
Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50(1)(4)	564	563,991
Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50(1)(4)	325	326,798
Series 2020-DNA4, Class M2, 3.898%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(4)	60	60,770
Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50(1)(4)	66	65,432
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.801%, 2/25/27(3)	215	221,900
Series 2017-M13, Class A2, 2.939%, 9/25/27(3)	1,350	1,531,614
Series 2018-M4, Class A2, 3.045%, 3/25/28(3)	1,572	1,799,483
Series 2018-M8, Class A2, 3.325%, 6/25/28(3)	989	1,150,609
Series 2018-M13, Class A2, 3.697%, 9/25/30(3)	3,600	4,410,528
Series 2019-M1, Class A2, 3.555%, 9/25/28(3)	1,700	2,023,925
Series 2019-M9, Class A2, 2.937%, 4/25/29	660	747,582
Series 2019-M22, Class A2, 2.522%, 8/25/29	7,125	7,872,985
Series 2020-M1, Class A2, 2.444%, 10/25/29	2,322	2,510,654
Series 2020-M20, Class A2, 1.435%, 10/25/29	1,505	1,548,497
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.398%, (1 mo. USD LIBOR + 5.25%), 10/25/23(4)	589	575,208
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(4)	1,125	984,825
Series 2014-C02, Class 2M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(4)	292	289,415

14
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(4)	$706	$ 618,784
Series 2014-C03, Class 2M2, 3.048%, (1 mo. USD LIBOR + 2.90%), 7/25/24(4)	464	463,385
Series 2014-C04, Class 1M2, 5.048%, (1 mo. USD LIBOR + 4.90%), 11/25/24(4)	956	992,240
Series 2017-C05, Class 1M2, 2.348%, (1 mo. USD LIBOR + 2.20%), 1/25/30(4)	309	305,808
Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30(4)	485	482,551
Series 2018-C06, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 3/25/31(4)	48	47,582
Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(4)	614	612,657
Series 2019-R02, Class 1M2, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(4)	59	59,264
Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(4)	318	317,286
Series 2020-R01, Class 1M1, 0.948%, (1 mo. USD LIBOR + 0.80%), 1/25/40(1)(4)	474	474,084
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	548	608,573
Toorak Mortgage Corp., Ltd.:
Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(5)	128	128,547
Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(5)	480	487,088
Total Collateralized Mortgage-Backed Obligations (identified cost $42,009,096)		$ 44,721,056

Commercial Mortgage-Backed Securities — 1.5%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(3)	$1,605	$ 1,216,563
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(3)	680	494,274
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(3)	1,115	706,701
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(4)	1,519	1,522,058
Series 2019-XL, Class B, 1.232%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(4)	712	712,402
Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 2.402%, (1 mo. USD LIBOR + 2.25%), 7/15/30(1)(4)	490	449,749
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.398%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(4)	130	120,976
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust: (continued)
Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(4)	$980	$ 923,071
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class A, 3.429%, 6/10/27(1)	200	115,028
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	550	165,101
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(3)	225	37,810
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.852%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(4)	1,140	1,137,817
Series 2019-BPR, Class A, 1.552%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(4)	1,585	1,521,917
Series 2019-BPR, Class B, 2.252%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(4)	498	455,724
Series 2019-BPR, Class C, 3.202%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(4)	205	179,364
Motel 6 Trust:
Series 2017-MTL6, Class B, 1.342%, (1 mo. USD LIBOR + 1.19%), 8/15/34(1)(4)	137	133,557
Series 2017-MTL6, Class C, 1.552%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(4)	1,376	1,345,933
Series 2017-MTL6, Class D, 2.302%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(4)	333	324,728
Series 2017-MTL6, Class E, 3.402%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(4)	99	96,434
RETL Trust:
Series 2019-RVP, Class A, 1.302%, (1 mo. USD LIBOR + 1.15%), 3/15/36(1)(4)	141	141,726
Series 2019-RVP, Class B, 1.702%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(4)	1,920	1,829,966
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31(1)(3)	850	787,400
Total Commercial Mortgage-Backed Securities (identified cost $16,248,089)		$ 14,418,299

Common Stocks — 61.5%

Security	Shares	Value
Banks — 2.6%
Bank of America Corp.	374,300	$ 9,016,887
JPMorgan Chase & Co.	96,900	9,328,563
PNC Financial Services Group, Inc. (The)	66,000	7,254,060
		$ 25,599,510
Beverages — 1.7%
PepsiCo, Inc.	119,396	$ 16,548,286
		$ 16,548,286

15
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology — 0.9%
AbbVie, Inc.	98,000	$ 8,583,820
		$ 8,583,820
Building Products — 0.6%
Trane Technologies PLC	44,300	$ 5,371,375
		$ 5,371,375
Capital Markets — 2.6%
Cboe Global Markets, Inc.	43,800	$ 3,843,012
Intercontinental Exchange, Inc.	117,000	11,705,850
Tradeweb Markets, Inc., Class A	172,966	10,032,028
		$ 25,580,890
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	64,625	$ 7,313,611
		$ 7,313,611
Communications Equipment — 1.0%
Cisco Systems, Inc.	256,600	$ 10,107,474
		$ 10,107,474
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	81,508	$ 4,848,911
		$ 4,848,911
Electrical Equipment — 1.6%
AMETEK, Inc.	109,100	$ 10,844,540
Emerson Electric Co.	63,300	4,150,581
		$ 14,995,121
Energy Equipment & Services — 0.4%
Baker Hughes Co.	303,100	$ 4,028,199
		$ 4,028,199
Entertainment — 1.0%
Electronic Arts, Inc.(6)	74,800	$ 9,754,668
		$ 9,754,668
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	60,700	$ 14,673,011
		$ 14,673,011
Food & Staples Retailing — 1.2%
Walmart, Inc.	86,400	$ 12,088,224
		$ 12,088,224
Security	Shares	Value
Food Products — 1.4%
Mondelez International, Inc., Class A	227,570	$ 13,073,897
		$ 13,073,897
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	122,200	$ 13,299,026
Boston Scientific Corp.(6)	178,000	6,801,380
Danaher Corp.	68,000	14,642,440
ICU Medical, Inc.(6)	9,353	1,709,354
		$ 36,452,200
Health Care Providers & Services — 1.2%
Anthem, Inc.	43,300	$ 11,629,947
		$ 11,629,947
Independent Power and Renewable Electricity Producers — 0.7%
NextEra Energy Partners, L.P.	115,900	$ 6,949,364
		$ 6,949,364
Insurance — 1.3%
First American Financial Corp.	112,643	$ 5,734,655
Travelers Cos., Inc. (The)	61,500	6,653,685
		$ 12,388,340
Interactive Media & Services — 3.7%
Alphabet, Inc., Class C(6)	18,712	$ 27,499,155
IAC/InterActiveCorp. (6)	30,000	3,593,400
Match Group, Inc.(6)	46,830	5,181,740
		$ 36,274,295
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.(6)	12,166	$ 38,307,449
		$ 38,307,449
IT Services — 5.7%
Cognizant Technology Solutions Corp., Class A	152,114	$ 10,559,754
Fidelity National Information Services, Inc.	75,900	11,173,239
MasterCard, Inc., Class A	27,200	9,198,224
PayPal Holdings, Inc.(6)	54,900	10,816,947
Visa, Inc., Class A	69,000	13,797,930
		$ 55,546,094
Life Sciences Tools & Services — 1.5%
Thermo Fisher Scientific, Inc.	31,997	$ 14,127,315
		$ 14,127,315

16
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Machinery — 1.5%
Ingersoll Rand, Inc.(6)	184,600	$ 6,571,760
Stanley Black & Decker, Inc.	51,100	8,288,420
		$ 14,860,180
Metals & Mining — 0.7%
Steel Dynamics, Inc.	226,600	$ 6,487,558
		$ 6,487,558
Multi-Utilities — 1.0%
CMS Energy Corp.	79,873	$ 4,905,001
Sempra Energy	43,215	5,114,927
		$ 10,019,928
Pharmaceuticals — 1.8%
Sanofi	93,500	$ 9,369,805
Zoetis, Inc.	49,700	8,218,889
		$ 17,588,694
Road & Rail — 0.8%
Union Pacific Corp.	38,100	$ 7,500,747
		$ 7,500,747
Semiconductors & Semiconductor Equipment — 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	103,600	$ 8,398,852
Texas Instruments, Inc.	72,196	10,308,867
		$ 18,707,719
Software — 5.6%
Adobe, Inc.(6)	10,224	$ 5,014,156
Intuit, Inc.	16,467	5,371,700
Microsoft Corp.	193,651	40,730,615
nCino, Inc.(6)(7)	37,147	2,959,873
		$ 54,076,344
Specialty Retail — 3.3%
Home Depot, Inc. (The)	52,500	$ 14,579,775
Lowe's Cos., Inc.	57,500	9,536,950
TJX Cos., Inc. (The)	143,200	7,969,080
		$ 32,085,805
Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	347,808	$ 40,279,645
		$ 40,279,645
Venture Capital — 0.2%
CFBanc Corp.(6)(8)(9)	27,000	$ 551,302
Security	Shares	Value
Venture Capital (continued)
Consensus Orthopedics, Inc.(6)(8)(9)	180,877	$ —
Kickboard (6)(8)(9)	169,932	4,452
Learn Capital Venture Partners III, L.P.(6)(8)(9)	1,013,198	1,554,113
Neighborhood Bancorp, Class A(6)(8)(9)	10,000	12,500
		$ 2,122,367
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(6)	68,045	$ 7,781,626
		$ 7,781,626
Total Common Stocks (identified cost $433,882,697)		$ 595,752,614

Convertible Bonds — 0.0%(10)

Security	Principal Amount (000's omitted)	Value
Technology — 0.0%(10)
J2 Global, Inc., 1.75%, 11/1/26(1)	$130	$ 115,599
Western Digital Corp., 1.50%, 2/1/24	174	166,065
Total Convertible Bonds (identified cost $274,946)		$ 281,664

Corporate Bonds — 16.6%

Security	Principal Amount (000's omitted)*	Value
Basic Materials — 0.3%
Ecolab, Inc., 2.125%, 8/15/50	1,011	$ 929,499
LG Chem, Ltd.:
3.25%, 10/15/24(1)	1,250	1,347,139
3.625%, 4/15/29(1)	575	638,257
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	211	206,724
		$ 3,121,619
Communications — 1.8%
Alphabet, Inc., 1.10%, 8/15/30	877	$ 870,346
AT&T, Inc.:
2.30%, 6/1/27	1	1,051
3.10%, 2/1/43	1,765	1,731,495
3.30%, 2/1/52	92	86,177
3.65%, 6/1/51	1,751	1,776,981
3.65%, 9/15/59(1)	111	107,738
4.30%, 2/15/30	1,646	1,951,787
4.50%, 3/9/48	578	662,031

17
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Communications (continued)
AT&T, Inc.: (continued)
4.90%, 6/15/42	785	$ 938,682
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	1,816	2,085,867
Comcast Corp.:
2.45%, 8/15/52	1,213	1,140,132
4.70%, 10/15/48	350	464,759
Crown Castle Towers, LLC, 3.663%, 5/15/45(1)	450	482,886
Discovery Communications, LLC, 5.20%, 9/20/47	1,354	1,625,757
NBCUniversal Media, LLC, 4.45%, 1/15/43	405	511,678
Sprint Corp., 7.25%, 9/15/21	160	167,600
T-Mobile USA, Inc.:
2.55%, 2/15/31(1)	371	384,850
4.50%, 4/15/50(1)	860	1,035,298
Verizon Communications, Inc., 1.50%, 9/18/30	1,118	1,115,892
		$ 17,141,007
Consumer, Cyclical — 1.5%
American Airlines Pass-Through Trust:
4.40%, 9/22/23	232	$ 167,743
5.25%, 1/15/24	984	682,943
Aptiv PLC, 5.40%, 3/15/49	115	130,383
Azul Investments, LLP, 5.875%, 10/26/24(1)	445	334,644
Best Buy Co., Inc., 1.95%, 10/1/30(2)	591	588,352
Delta Air Lines, Inc., 7.375%, 1/15/26	1,238	1,299,542
Ford Motor Credit Co., LLC:
1.114%, (3 mo. USD LIBOR + 0.81%), 4/5/21(4)	335	330,120
1.146%, (3 mo. USD LIBOR + 0.88%), 10/12/21(4)	910	874,422
1.331%, (3 mo. USD LIBOR + 1.08%), 8/3/22(4)	525	497,610
2.979%, 8/3/22	2,615	2,586,863
3.087%, 1/9/23	567	556,783
4.14%, 2/15/23	675	682,573
5.875%, 8/2/21	200	204,125
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	1,175	956,156
3.625%, 6/1/24(7)	350	255,902
3.875%, 1/15/22	792	750,420
Magna International, Inc., 2.45%, 6/15/30	620	653,707
Marriott International, Inc., 0.846%, (3 mo. USD LIBOR + 0.60%), 12/1/20(4)	125	124,781
Nordstrom, Inc.:
4.375%, 4/1/30	1,127	913,163
5.00%, 1/15/44	964	683,796
Tapestry, Inc., 4.125%, 7/15/27	882	868,973
		$ 14,143,001
Security	Principal Amount (000's omitted)*	Value
Consumer, Non-cyclical — 1.6%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	200	$ 208,000
4.25%, 11/1/29(1)	987	1,041,676
Becton Dickinson and Co., 2.894%, 6/6/22	474	490,480
Block Financial, LLC, 3.875%, 8/15/30	936	942,111
Centene Corp.:
3.375%, 2/15/30	472	490,439
4.25%, 12/15/27	473	496,056
4.625%, 12/15/29	74	79,917
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	645	647,280
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	655	708,505
CVS Health Corp.:
0.962%, (3 mo. USD LIBOR + 0.72%), 3/9/21(4)	88	88,230
2.625%, 8/15/24	255	272,004
3.00%, 8/15/26	1,400	1,531,274
4.30%, 3/25/28	1,391	1,629,278
CVS Pass-Through Trust, 6.036%, 12/10/28	687	781,799
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	883	960,904
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	1,705	1,643,369
Ford Foundation (The), 2.415%, 6/1/50	1,095	1,127,809
Kraft Heinz Foods Co., 4.375%, 6/1/46	830	854,625
Royalty Pharma PLC:
2.20%, 9/2/30(1)	1,124	1,119,908
3.55%, 9/2/50(1)	176	170,610
Smithfield Foods, Inc.:
3.00%, 10/15/30(1)	192	194,295
5.20%, 4/1/29(1)	90	105,323
		$ 15,583,892
Energy — 0.3%
National Oilwell Varco, Inc., 3.60%, 12/1/29	410	$ 398,409
NuStar Logistics, L.P.:
5.75%, 10/1/25	97	100,424
6.375%, 10/1/30(7)	150	156,000
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	692	736,779
5.00%, 1/31/28(1)	1,696	1,859,749
		$ 3,251,361
Financial — 7.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.95%, 2/1/22	150	$ 151,930
4.125%, 7/3/23	150	153,121
4.45%, 12/16/21	870	889,029
4.50%, 9/15/23	876	903,335

18
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust: (continued)
4.625%, 10/15/27	150	$ 145,689
6.50%, 7/15/25	413	446,409
Affiliated Managers Group, Inc., 3.30%, 6/15/30	1,131	1,210,537
Aflac, Inc., 3.60%, 4/1/30	743	871,627
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	850	798,299
Andrew W Mellon Foundation (The), 0.947%, 8/1/27	845	846,006
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(11)	1,308	1,356,299
Banco BTG Pactual S.A., 4.50%, 1/10/25(1)	200	204,502
Banco Santander S.A.:
1.346%, (3 mo. USD LIBOR + 1.09%), 2/23/23(4)	305	305,807
2.746%, 5/28/25	200	210,488
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(11)	2,515	2,516,974
1.451%, (3 mo. USD LIBOR + 1.18%), 10/21/22(4)	236	238,495
1.898% to 7/23/30, 7/23/31(11)	1,365	1,363,238
2.456% to 10/22/24, 10/22/25(11)	1,512	1,595,968
2.676% to 6/19/40, 6/19/41(11)	1,781	1,826,237
3.499% to 5/17/21, 5/17/22(11)	1,489	1,516,980
3.593% to 7/21/27, 7/21/28(11)	1,400	1,569,969
3.974% to 2/7/29, 2/7/30(11)	695	808,874
Series Z, 6.50% to 10/23/24(11)(12)	76	84,504
Bank of Montreal, 2.05%, 11/1/22	1,898	1,964,352
Bank of Nova Scotia (The):
1.625%, 5/1/23	1,053	1,080,685
2.375%, 1/18/23	1,362	1,419,653
BankUnited, Inc., 5.125%, 6/11/30(7)	848	933,277
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	659	644,667
5.125% to 1/18/28, 1/18/33(1)(11)	200	192,830
BNP Paribas S.A., 1.904% to 9/30/27, 9/30/28(1)(11)	200	199,408
Capital One Financial Corp.:
3.30%, 10/30/24	419	454,488
3.75%, 7/28/26	290	315,670
4.20%, 10/29/25	575	638,063
Citigroup, Inc.:
1.318%, (3 mo. USD LIBOR + 1.07%), 12/8/21(4)	300	302,804
1.678% to 5/15/23, 5/15/24(11)	1,848	1,894,698
2.666% to 1/29/30, 1/29/31(11)	1,505	1,586,206
2.976% to 11/5/29, 11/5/30(11)	750	812,126
3.106% to 4/8/25, 4/8/26(11)	840	905,054
3.887% to 1/10/27, 1/10/28(11)	2,746	3,109,407
Citizens Bank NA, 2.55%, 5/13/21	400	404,753
Citizens Financial Group, Inc., 2.375%, 7/28/21	355	360,185
Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Commonwealth Bank of Australia:
2.50%, 9/18/22(1)	550	$ 574,402
3.61% to 9/12/29, 9/12/34(1)(7)(11)	487	530,791
Digital Realty Trust, L.P., 4.75%, 10/1/25	525	614,677
Discover Bank:
2.70%, 2/6/30	399	418,575
4.682% to 8/9/23, 8/9/28(11)	605	634,739
Discover Financial Services:
3.95%, 11/6/24	300	330,402
6.125% to 6/23/25(11)(12)	771	817,491
Empower Finance 2020, L.P., 1.776%, 3/17/31(1)(7)	446	446,361
HAT Holdings I, LLC/HAT Holdings II, LLC:
5.25%, 7/15/24(1)	921	961,570
6.00%, 4/15/25(1)	60	63,993
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	675	679,988
5.00%, 7/15/28(1)	219	224,747
JPMorgan Chase & Co.:
2.522% to 4/22/30, 4/22/31(11)	1,465	1,563,324
2.739% to 10/15/29, 10/15/30(11)	485	522,971
2.956% to 5/13/30, 5/13/31(11)	358	383,635
Series S, 6.75% to 2/1/24(11)(12)	77	83,519
Kemper Corp., 2.40%, 9/30/30	105	103,638
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	758	788,890
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(11)	860	892,532
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	744	792,498
Marsh & McLennan Cos., Inc., 1.418%, (3 mo. USD LIBOR + 1.20%), 12/29/21(4)	379	379,376
Morgan Stanley:
0.786%, (SOFR + 0.70%), 1/20/23(4)	2,321	2,327,777
1.664%, (3 mo. USD LIBOR + 1.40%), 10/24/23(4)	550	559,121
3.622% to 4/1/30, 4/1/31(11)	725	829,830
National Australia Bank, Ltd., 3.625%, 6/20/23	575	623,980
Nationwide Building Society, 3.96% to 7/18/29, 7/18/30(1)(11)	677	764,812
Newmark Group, Inc., 6.125%, 11/15/23	232	241,825
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	5,700	6,043,135
Prologis, L.P., 1.25%, 10/15/30	510	498,515
Radian Group, Inc.:
4.875%, 3/15/27	891	888,772
6.625%, 3/15/25	77	81,379
SBA Tower Trust, 3.722%, 4/9/48(1)	1,100	1,139,931
SITE Centers Corp., 3.625%, 2/1/25	517	528,788
Standard Chartered PLC, 6.00% to 7/26/25(1)(7)(11)(12)	771	786,420
Stifel Financial Corp., 4.00%, 5/15/30	932	1,032,224

19
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Financial (continued)
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(11)		1,529	$ 1,548,049
Synovus Financial Corp.:
3.125%, 11/1/22(7)		311	319,893
5.90% to 2/7/24, 2/7/29(11)		71	73,354
Truist Financial Corp., 5.10% to 3/1/30(11)(12)		986	1,068,282
UBS Group AG, 1.364% to 1/30/26, 1/30/27(1)(11)		265	265,136
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(11)		345	352,172
Visa, Inc., 2.00%, 8/15/50		1,009	936,506
Welltower, Inc., 2.75%, 1/15/31		629	647,030
			$ 70,597,693
Government - Multinational — 0.5%
Asian Development Bank, 3.125%, 9/26/28		1,160	$ 1,379,709
International Bank for Reconstruction & Development, 3.125%, 11/20/25		2,600	2,951,264
International Finance Corp., 7.50%, 5/9/22	BRL	1,315	250,881
			$ 4,581,854
Industrial — 1.3%
AP Moller - Maersk A/S, 4.50%, 6/20/29(1)		105	$ 118,416
Cemex SAB de CV, 7.375%, 6/5/27(1)		320	346,206
FedEx Corp.:
4.10%, 2/1/45		117	134,143
4.55%, 4/1/46		700	843,762
Flowserve Corp., 3.50%, 10/1/30		473	469,284
Ingram Micro, Inc., 5.45%, 12/15/24		27	28,862
Jabil, Inc.:
3.00%, 1/15/31		1,307	1,336,911
3.60%, 1/15/30		1,756	1,870,412
3.95%, 1/12/28		187	204,668
4.70%, 9/15/22		1,239	1,328,749
JSL Europe S.A., 7.75%, 7/26/24(1)		200	206,750
nVent Finance S.a.r.l., 4.55%, 4/15/28		1,965	2,122,801
Owens Corning:
3.95%, 8/15/29		1,695	1,922,112
4.30%, 7/15/47		268	294,938
4.40%, 1/30/48		100	111,683
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21(1)		540	544,684
Valmont Industries, Inc.:
5.00%, 10/1/44		110	121,775
5.25%, 10/1/54		675	734,483
			$ 12,740,639
Security	Principal Amount (000's omitted)*	Value
Other Revenue — 0.2%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	1,625	$ 1,657,979
		$ 1,657,979
Technology — 0.7%
DXC Technology Co.:
4.00%, 4/15/23	821	$ 865,015
4.125%, 4/15/25	644	696,550
4.75%, 4/15/27	153	170,564
Hewlett Packard Enterprise Co.:
0.929%, (3 mo. USD LIBOR + 0.68%), 3/12/21(4)	516	517,076
1.024%, (3 mo. USD LIBOR + 0.72%), 10/5/21(4)	525	525,076
HP, Inc., 3.40%, 6/17/30	1,315	1,412,656
Microsoft Corp., 2.40%, 8/8/26	575	627,172
Seagate HDD Cayman:
4.091%, 6/1/29(1)	856	927,496
4.875%, 3/1/24	480	522,553
5.75%, 12/1/34	390	443,673
Western Digital Corp., 4.75%, 2/15/26(7)	357	386,006
		$ 7,093,837
Utilities — 1.1%
American Water Capital Corp., 2.95%, 9/1/27	750	$ 830,465
Avangrid, Inc.:
3.15%, 12/1/24	1,956	2,135,580
3.80%, 6/1/29	1,635	1,890,183
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	429	495,272
Enel Finance International NV, 2.65%, 9/10/24(1)	1,256	1,332,965
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	200	216,250
MidAmerican Energy Co.:
3.15%, 4/15/50	500	554,862
4.25%, 7/15/49	735	955,220
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	798	832,912
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	586	603,820
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	46	47,485
Public Service Co. of Colorado, 3.70%, 6/15/28	548	640,427
Sempra Energy, 4.875% to 10/15/25(11)(12)	164	168,920
		$ 10,704,361
Total Corporate Bonds (identified cost $154,820,352)		$ 160,617,243

20
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

High Social Impact Investments — 0.4%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(9)(13)	$2,616	$ 2,602,270
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20(9)(14)	393	380,440
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20(9)(14)	506	436,445
Total High Social Impact Investments (identified cost $3,514,531)		$ 3,419,155

Preferred Stocks — 0.2%

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.0%(10)
AGNC Investment Corp., Series F, 6.125% to 4/15/25(11)	7,500	$ 165,900
		$ 165,900
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(11)	28,581	$ 459,011
		$ 459,011
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	34,000	$ 607,580
Series A2, 6.375%	28,000	555,240
		$ 1,162,820
Venture Capital — 0.0%(10)
Consensus Orthopedics, Inc.:
Series A-1(6)(8)(9)	420,683	$ —
Series B(6)(8)(9)	348,940	—
Series C(6)(8)(9)	601,710	—
Kickboard:
Series A(6)(8)(9)	1,155,503	279,747
Series A2(6)(8)(9)	404,973	107,196
Lumni, Inc., Series B(6)(8)(9)	17,265	66,600
Wind Harvest Co., Inc.(6)(8)(9)	8,696	—
		$ 453,543
Total Preferred Stocks (identified cost $3,235,567)		$ 2,241,274

Senior Floating-Rate Loans(15) — 0.5%

Security	Principal Amount (000's omitted)	Value
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$590	$ 570,132
		$ 570,132
Drugs — 0.1%
Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$896	$ 894,414
		$ 894,414
Electronics/Electrical — 0.1%
Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$118	$ 115,800
Hyland Software, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/1/24	594	591,712
MA FinanceCo., LLC, Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	37	35,568
Seattle Spinco, Inc., Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	251	240,217
SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	196	193,321
		$ 1,176,618
Equipment Leasing — 0.0%(10)
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$305	$ 298,664
		$ 298,664
Health Care — 0.0%(10)
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(16)	$395	$ 387,327
		$ 387,327
Insurance — 0.1%
Asurion, LLC, Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	$465	$ 458,800
		$ 458,800
Leisure Goods/Activities/Movies — 0.0%(10)
Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$167	$ 162,288
		$ 162,288

21
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Lodging and Casinos — 0.0%(10)
ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$97	$ 94,481
		$ 94,481
Telecommunications — 0.1%
CenturyLink, Inc., Term Loan, 2.397%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$298	$ 286,611
Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	175	170,117
Ziggo Financing Partnership, Term Loan, 2.652%, (1 mo. USD LIBOR + 2.50%), 4/30/28	475	459,101
		$ 915,829
Total Senior Floating-Rate Loans (identified cost $5,059,573)		$ 4,958,553

Sovereign Government Bonds — 0.1%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau, 0.75%, 9/30/30	$591	$ 587,428
Nacional Financiera SNC, 3.375%, 11/5/20(1)	560	561,596
Total Sovereign Government Bonds (identified cost $1,147,918)		$ 1,149,024

Taxable Municipal Obligations — 1.7%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.4%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(17)	$800	$ 1,118,040
Massachusetts, Green Bonds, 3.277%, 6/1/46	880	994,074
New York City, NY, 5.206%, 10/1/31(17)	1,275	1,591,736
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	630	708,322
		$ 4,412,172
Special Tax Revenue — 0.6%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$935	$ 1,000,721
2.484%, 6/1/27	665	712,528
2.534%, 6/1/28	830	891,951
2.584%, 6/1/29	455	488,979
2.984%, 6/1/33	520	553,166
Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(17)	$400	$ 492,628
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(17)	1,000	1,328,770
		$ 5,468,743
Water and Sewer — 0.7%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$270	$ 405,354
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	430	452,687
2.184%, 9/1/31	345	356,568
2.264%, 9/1/32	305	314,537
2.344%, 9/1/33	335	345,696
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	360	364,964
Green Bonds, 1.701%, 5/1/31	320	326,253
Green Bonds, 1.951%, 5/1/34	190	192,227
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	3,420	3,696,712
		$ 6,454,998
Total Taxable Municipal Obligations (identified cost $14,895,978)		$ 16,335,913

U.S. Government Agencies and Instrumentalities — 0.5%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$305	$ 317,716
2.618%, 8/1/23	153	162,823
2.668%, 8/1/24	534	578,402
2.738%, 8/1/25	534	591,905
3.435%, 8/1/34	530	622,019
3.485%, 8/1/35	295	346,492
3.585%, 8/1/37	547	629,342
U.S. International Development Finance Corp.:
3.22%, 9/15/29	788	893,259
3.52%, 9/20/32	812	950,340
Total U.S. Government Agencies and Instrumentalities (identified cost $4,633,450)		$ 5,092,298

22
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

U.S. Government Agency Mortgage-Backed Securities — 4.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 3.50%, 3/1/48	$715	$ 756,902
Federal National Mortgage Association:
30-Year, 2.00%, TBA(18)	1,540	1,592,850
30-Year, 2.50%, TBA(18)	13,450	14,115,141
30-Year, 3.00%, TBA(18)	16,500	17,288,902
Pool #AN1879, 2.65%, with maturity at 6/1/26	602	659,379
Pool #AN1909, 2.68%, with maturity at 7/1/26	650	715,709
Pool #BM3990, 4.00%, with maturity at 3/1/48	1,308	1,402,391
Pool #MA3149, 4.00%, with maturity at 10/1/47	2,089	2,240,093
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $38,678,898)		$ 38,771,367

U.S. Treasury Obligations — 2.9%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
2.00%, 2/15/50	$1,032	$ 1,167,531
2.375%, 11/15/49	275	335,833
2.875%, 5/15/49	815	1,091,431
3.125%, 5/15/48	371	515,893
U.S. Treasury Inflation-Protected Notes:
0.625%, 4/15/23(19)	190	198,555
0.75%, 7/15/28(19)	10,402	11,987,246
U.S. Treasury Notes:
0.25%, 5/31/25(7)	2,150	2,149,832
0.25%, 6/30/25	1,055	1,054,423
0.625%, 5/15/30	1,266	1,261,648
0.625%, 8/15/30	34	33,806
1.125%, 2/28/22	6,170	6,256,525
1.625%, 10/15/20	656	656,385
1.625%, 12/31/21	950	967,553
1.75%, 10/31/20	656	656,887
Total U.S. Treasury Obligations (identified cost $26,405,768)		$ 28,333,548

Venture Capital Debt Obligations — 0.0%(10)

Security	Principal Amount (000's omitted)	Value
Kickboard Bridge Note, 8.00%, 4/6/21(8)(9)	$41	$ 40,196
Total Venture Capital Debt Obligations (identified cost $41,000)		$ 40,196

Venture Capital Limited Partnership Interests — 0.0%(10)

Security	Value
Commons Capital, L.P.(6)(8)(9)	$ 25,061
First Analysis Private Equity Fund IV, L.P.(6)(8)(9)	228,521
GEEMF Partners, L.P.(6)(8)(9)(13)	11,713
Global Environment Emerging Markets Fund, L.P.(6)(8)(9)	32,637
Solstice Capital, L.P.(6)(8)(9)	24,762
Total Venture Capital Limited Partnership Interests (identified cost $132,194)	$ 322,694

Short-Term Investments — 3.6%
Other — 3.4%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(20)	33,085,988	$ 33,089,296
Total Other (identified cost $33,090,924)		$ 33,089,296
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(21)	1,780,591	$ 1,780,591
Total Securities Lending Collateral (identified cost $1,780,591)		$ 1,780,591
Total Short-Term Investments (identified cost $34,871,515)		$ 34,869,887
Total Investments — 103.6% (identified cost $832,380,533)		$ 1,004,301,735
Other Assets, Less Liabilities — (3.6)%		$ (35,345,386)
Net Assets — 100.0%		$ 968,956,349

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $99,201,546 or 10.2% of the Fund's net assets.
(2)	When-issued security.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2020.
(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.

23
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

(5)	Step coupon security. Interest rate represents the rate in effect at September 30, 2020.
(6)	Non-income producing security.
(7)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $1,809,753.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(9)	Restricted security. Total market value of restricted securities amounts to $6,357,955, which represents 0.7% of the net assets of the Fund as of September 30, 2020.
(10)	Amount is less than 0.05%.
(11)	Security converts to variable rate after the indicated fixed-rate coupon period.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(13)	Affiliated company (see Note 8).
(14)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2020.
(15)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(16)	The stated interest rate represents the weighted average interest rate at September 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(17)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(18)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(19)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(20)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(21)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	119,883	USD	142,376	State Street Bank and Trust Company	11/30/20	$ —	$ (1,647)
USD	157,145	EUR	132,700	State Street Bank and Trust Company	11/30/20	1,371	—
						$1,371	$(1,647)
24
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	21	Long	12/31/20	$ 4,640,180	$ 1,332
U.S. Long Treasury Bond	15	Long	12/21/20	2,644,219	(7,997)
U.S. Ultra-Long Treasury Bond	79	Long	12/21/20	17,523,188	(127,917)
U.S. 5-Year Treasury Note	(34)	Short	12/31/20	(4,285,063)	(5,636)
U.S. Long Treasury Bond	(2)	Short	12/21/20	(352,563)	3,059
U.S. Ultra 10-Year Treasury Note	(368)	Short	12/21/20	(58,851,250)	(127,467)
U.S. Ultra-Long Treasury Bond	(6)	Short	12/21/20	(1,330,875)	10,160
					$(254,466)
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20	12/13/19	$2,615,531
CFBanc Corp., Common Stock	3/14/03	270,000
Commons Capital, L.P.	2/15/01-12/27/11	132,194
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV, L.P.	2/25/02-7/6/11	0
GEEMF Partners, L.P.	2/28/97	0
Global Environment Emerging Markets Fund, L.P.	1/14/94-2/1/95	0
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20	11/13/15	393,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20	11/13/15	506,000
Kickboard, Common Stock	5/23/13	0
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 4/6/21	9/16/15	41,000
Learn Capital Venture Partners III, L.P., Common Stock	8/30/16-4/7/20	1,013,198
Lumni, Inc., Series B, Preferred	8/8/13	116,367
Neighborhood Bancorp, Class A, Common Stock	6/25/97	100,000
Solstice Capital, L.P.	6/26/01-6/17/08	0
Wind Harvest Co., Inc., Preferred	5/16/94	100,000

Abbreviations:
ADR	– American Depositary Receipt
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

25
See Notes to Financial Statements.

Calvert
Balanced Fund
September 30, 2020
Schedule of Investments — continued

Currency Abbreviations:
BRL	– Brazilian Real
EUR	– Euro
USD	– United States Dollar
26
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 14.0%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$1,611	$ 1,679,209
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	9,486	9,023,461
Conn's Receivables Funding, LLC:
Series 2018-A, Class A, 3.25%, 1/15/23(1)	35	34,898
Series 2019-A, Class A, 3.40%, 10/16/23(1)	358	359,235
Series 2019-B, Class A, 2.66%, 6/17/24(1)	2,899	2,898,200
Credit Acceptance Auto Loan Trust, Series 2017-3A, Class A, 2.65%, 6/15/26(1)	28	27,884
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	673	713,667
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40(1)	451	459,668
Driven Brands Funding, LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45(1)	3,353	3,498,526
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	5,497	5,806,278
Element Rail Leasing I, LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44(1)	72	72,569
Series 2014-1A, Class B1, 4.406%, 4/19/44(1)	2,200	2,214,065
ExteNet, LLC, Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	4,625	4,722,665
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	5,723	5,310,859
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	1,205	991,626
Hardee's Funding, LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48(1)	3,283	3,314,475
Helios Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	4,136	4,314,301
Hertz Fleet Lease Funding, L.P., Series 2017-1, Class A2, 2.13%, 4/10/31(1)	813	813,258
InSite Issuer, LLC, Series 2016-1A, Class A, 2.883%, 11/15/46(1)	1,985	2,039,948
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	4,928	5,078,081
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	3,578	3,828,958
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	970	657,834
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	323	148,031
Marlette Funding Trust, Series 2020-2A, Class B, 1.83%, 9/16/30(1)	2,510	2,521,802
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	3,403	3,655,289
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	13,360	13,714,355
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	1,495	1,477,792
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	1,288	1,319,406
Security	Principal Amount (000's omitted)	Value
Mosaic Solar Loan Trust: (continued)
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	$1,078	$ 1,108,078
Series 2020-2A, Class A, 1.44%, 8/20/46(1)(2)	2,440	2,421,623
Series 2020-2A, Class B, 2.21%, 8/20/46(1)(2)	3,040	2,996,383
Mosaic Solar Loans LLC, Series 2017-1A, Class A, 4.45%, 6/20/42(1)	198	212,800
OneMain Financial Issuance Trust, Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	2,294	2,298,530
Oportun Funding IX, LLC, Series 2018-B, Class A, 3.91%, 7/8/24(1)	5,777	5,878,591
Oportun Funding VIII, LLC:
Series 2018-A, Class A, 3.61%, 3/8/24(1)	9,016	9,040,005
Series 2018-A, Class B, 4.45%, 3/8/24(1)	3,107	3,116,213
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	7,928	7,969,127
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	3,141	2,958,828
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25(1)	161	161,551
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49(1)	3,300	3,485,092
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	13,239	14,035,879
Small Business Lending Trust:
Series 2019-A, Class A, 2.85%, 7/15/26(1)	1,608	1,583,173
Series 2020-A, Class A, 2.62%, 12/15/26(1)	2,274	2,258,496
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	1,941	1,900,758
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	11,677	11,797,621
Series 2014-2, Class B, 5.44%, 7/20/44(1)	5,507	5,376,043
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	7,553	8,030,029
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	8,405	8,450,546
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28(1)	206	211,178
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	26,981	29,139,295
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,210	2,268,551
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	1,468	1,486,212
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	2,899	3,049,499
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	1,528	1,572,411
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	3,777	3,857,087
Tesla Auto Lease Trust:
Series 2018-B, Class A, 3.71%, 8/20/21(1)	4,856	4,901,993
Series 2018-B, Class C, 4.36%, 10/20/21(1)	3,075	3,155,125

27
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Tesla Auto Lease Trust: (continued)
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	$1,865	$ 1,885,820
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	11,727	12,024,445
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	2,355	2,421,824
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	977	982,123
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	1,236	1,244,378
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	4,815	5,164,188
Vantage Data Centers Issuer, LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43(1)	5,098	5,285,970
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	2,160	2,243,100
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,925	6,064,856
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)(2)	7,960	7,983,554
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	6,430	6,478,559
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	2,365	1,444,734
Series 2020-A, Class C, 6.657%, 3/15/45(1)	1,083	473,929
Total Asset-Backed Securities (identified cost $276,231,309)		$ 279,114,537

Collateralized Mortgage-Backed Obligations — 12.1%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	$19,890	$ 21,837,024
Series KG03, Class A2, 1.297%, 6/25/30(3)	4,615	4,697,378
Series KW06, Class A2, 3.80%, 6/25/28(3)	5,335	6,362,952
Series W5FX, Class AFX, 3.336%, 4/25/28(3)	1,896	2,155,780
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(4)	6,871	6,945,237
Series 2017-HQA2, Class M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 12/25/29(4)	1,465	1,454,473
Series 2018-DNA1, Class M2, 1.948%, (1 mo. USD LIBOR + 1.80%), 7/25/30(4)	1,792	1,762,105
Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30(4)	3,831	3,815,368
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(4)	7,830	7,690,372
Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(4)	3,519	3,491,283
Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50(1)(4)	651	651,795
Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50(1)(4)	3,265	3,265,210
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)
Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50(1)(4)	$2,020	$ 2,031,178
Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50(1)(4)	378	377,279
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.801%, 2/25/27(3)	954	986,221
Series 2017-M13, Class A2, 2.939%, 9/25/27(3)	6,508	7,383,516
Series 2018-M4, Class A2, 3.045%, 3/25/28(3)	8,534	9,768,947
Series 2018-M8, Class A2, 3.325%, 6/25/28(3)	4,628	5,383,522
Series 2018-M13, Class A2, 3.697%, 9/25/30(3)	17,300	21,195,040
Series 2019-M1, Class A2, 3.555%, 9/25/28(3)	15,102	17,979,602
Series 2019-M9, Class A2, 2.937%, 4/25/29	3,799	4,302,878
Series 2019-M22, Class A2, 2.522%, 8/25/29	43,238	47,777,138
Series 2020-M1, Class A2, 2.444%, 10/25/29	13,443	14,535,195
Series 2020-M20, Class A2, 1.435%, 10/25/29	9,220	9,486,475
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.398%, (1 mo. USD LIBOR + 5.25%), 10/25/23(4)	2,233	2,180,591
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(4)	3,810	3,336,127
Series 2014-C02, Class 2M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(4)	1,338	1,326,047
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(4)	5,065	4,439,922
Series 2014-C03, Class 2M2, 3.048%, (1 mo. USD LIBOR + 2.90%), 7/25/24(4)	1,996	1,991,687
Series 2014-C04, Class 1M2, 5.048%, (1 mo. USD LIBOR + 4.90%), 11/25/24(4)	9,316	9,672,629
Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30(4)	1,893	1,885,315
Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(4)	2,827	2,819,795
Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(4)	1,428	1,426,182
Series 2020-R01, Class 1M1, 0.948%, (1 mo. USD LIBOR + 0.80%), 1/25/40(1)(4)	2,864	2,865,947
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	1,954	2,168,732
Toorak Mortgage Corp., Ltd.,Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(5)	2,220	2,252,782
Total Collateralized Mortgage-Backed Obligations (identified cost $227,231,734)		$ 241,701,724

28
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Commercial Mortgage-Backed Securities — 3.3%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(3)	$9,685	$ 7,341,064
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(3)	4,805	3,045,470
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(4)	9,237	9,256,019
Series 2019-XL, Class B, 1.232%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(4)	3,004	3,006,335
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.398%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(4)	505	469,945
Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(4)	4,944	4,656,800
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,335	700,930
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(3)	385	64,696
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.852%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(4)	5,165	5,155,111
Series 2019-BPR, Class A, 1.552%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(4)	9,890	9,496,378
Motel 6 Trust:
Series 2017-MTL6, Class C, 1.552%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(4)	9,521	9,311,661
Series 2017-MTL6, Class D, 2.302%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(4)	907	884,200
Series 2017-MTL6, Class E, 3.402%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(4)	802	784,018
RETL Trust:
Series 2019-RVP, Class A, 1.302%, (1 mo. USD LIBOR + 1.15%), 3/15/36(1)(4)	792	793,664
Series 2019-RVP, Class B, 1.702%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(4)	8,685	8,277,737
WFLD Mortgage Trust:
Series 2014-MONT, Class B, 3.755%, 8/10/31(1)(3)	1,000	954,402
Series 2014-MONT, Class C, 3.755%, 8/10/31(1)(3)	2,700	2,501,151
Total Commercial Mortgage-Backed Securities (identified cost $73,271,558)		$ 66,699,581

Corporate Bonds — 46.7%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.9%
Ecolab, Inc., 2.125%, 8/15/50	$6,269	$ 5,763,626
Security	Principal Amount (000's omitted)	Value
Basic Materials (continued)
LG Chem, Ltd.:
3.25%, 10/15/24(1)	$6,400	$ 6,897,351
3.625%, 4/15/29(1)	3,325	3,690,792
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	1,116	1,093,384
		$ 17,445,153
Communications — 5.2%
Alphabet, Inc., 1.10%, 8/15/30	$5,272	$ 5,232,001
AT&T, Inc.:
3.10%, 2/1/43	10,528	10,328,146
3.55%, 9/15/55(1)	4,692	4,510,400
3.65%, 6/1/51	9,856	10,002,241
3.65%, 9/15/59(1)	822	797,839
4.30%, 2/15/30	5,457	6,470,777
4.50%, 3/9/48	4,240	4,856,424
4.90%, 6/15/42	3,000	3,587,321
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	10,802	12,407,234
Comcast Corp.:
2.45%, 8/15/52	7,484	7,034,419
4.70%, 10/15/48	3,180	4,222,670
Crown Castle Towers, LLC, 3.663%, 5/15/45(1)	2,100	2,253,467
Discovery Communications, LLC, 5.20%, 9/20/47	7,269	8,727,939
NBCUniversal Media, LLC, 4.45%, 1/15/43	1,500	1,895,102
T-Mobile USA, Inc.:
2.55%, 2/15/31(1)	2,306	2,392,083
4.50%, 4/15/50(1)	5,412	6,515,155
Verizon Communications, Inc.:
1.50%, 9/18/30	7,001	6,987,801
3.875%, 2/8/29	5,457	6,462,367
		$ 104,683,386
Consumer, Cyclical — 3.9%
American Airlines Pass-Through Trust:
4.40%, 9/22/23	$1,564	$ 1,131,423
5.25%, 1/15/24	2,246	1,559,171
Azul Investments, LLP, 5.875%, 10/26/24(1)(6)	1,490	1,120,495
Best Buy Co., Inc., 1.95%, 10/1/30(2)	3,671	3,654,551
Delta Air Lines, Inc., 7.375%, 1/15/26	6,708	7,041,459
Ford Motor Credit Co., LLC:
1.114%, (3 mo. USD LIBOR + 0.81%), 4/5/21(4)	1,460	1,438,734
1.146%, (3 mo. USD LIBOR + 0.88%), 10/12/21(4)	5,522	5,306,109
1.331%, (3 mo. USD LIBOR + 1.08%), 8/3/22(4)	6,600	6,255,674
2.979%, 8/3/22	13,035	12,894,743
3.087%, 1/9/23	4,205	4,129,226

29
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Ford Motor Credit Co., LLC: (continued)
4.14%, 2/15/23	$1,770	$ 1,789,859
Home Depot, Inc. (The), 2.70%, 4/15/30	2,866	3,196,484
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	6,787	5,522,921
3.875%, 1/15/22	2,465	2,335,588
4.375%, 9/1/23	2,221	1,721,275
Magna International, Inc., 2.45%, 6/15/30	3,814	4,021,351
Nordstrom, Inc.:
4.375%, 4/1/30(6)	5,866	4,752,985
5.00%, 1/15/44	5,689	4,035,390
Tapestry, Inc., 4.125%, 7/15/27	5,541	5,459,160
		$ 77,366,598
Consumer, Non-cyclical — 4.3%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$1,014	$ 1,054,560
4.25%, 11/1/29(1)	5,174	5,460,621
Becton Dickinson and Co., 2.894%, 6/6/22	1,667	1,724,958
Block Financial, LLC, 3.875%, 8/15/30	4,627	4,657,209
Centene Corp.:
3.375%, 2/15/30	2,435	2,530,123
4.25%, 12/15/27	2,693	2,824,270
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	3,930	3,943,893
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	3,965	4,288,891
CVS Health Corp.:
2.625%, 8/15/24	1,508	1,608,558
3.00%, 8/15/26	8,284	9,060,766
4.30%, 3/25/28	8,196	9,599,970
CVS Pass-Through Trust, 6.036%, 12/10/28	1,587	1,804,151
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	1,880	2,045,866
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	10,210	9,840,937
Ford Foundation (The), 2.415%, 6/1/50	6,560	6,756,557
Kaiser Foundation Hospitals, 3.15%, 5/1/27	4,091	4,586,842
Kraft Heinz Foods Co., 4.375%, 6/1/46	4,241	4,366,825
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000	1,216,377
Royalty Pharma PLC, 2.20%, 9/2/30(1)	6,954	6,928,685
Smithfield Foods, Inc., 3.00%, 10/15/30(1)	1,114	1,127,318
		$ 85,427,377
Energy — 0.8%
National Oilwell Varco, Inc., 3.60%, 12/1/29	$2,142	$ 2,081,445
Security	Principal Amount (000's omitted)	Value
Energy (continued)
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	$3,260	$ 3,470,955
5.00%, 1/31/28(1)	9,237	10,128,832
		$ 15,681,232
Financial — 21.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.45%, 12/16/21	$5,355	$ 5,472,126
4.50%, 9/15/23	4,780	4,929,155
5.00%, 10/1/21	2,362	2,435,309
6.50%, 7/15/25	2,742	2,963,813
Affiliated Managers Group, Inc., 3.30%, 6/15/30	6,123	6,553,597
Aflac, Inc., 3.60%, 4/1/30	4,301	5,045,582
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	3,899	3,661,843
Andrew W Mellon Foundation (The), 0.947%, 8/1/27	5,050	5,056,014
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	6,352	6,586,553
Banco Santander S.A., 2.746%, 5/28/25	1,800	1,894,393
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(7)	15,849	15,857,718
1.451%, (3 mo. USD LIBOR + 1.18%), 10/21/22(4)	2,155	2,177,779
1.898% to 7/23/30, 7/23/31(7)	8,200	8,189,416
2.456% to 10/22/24, 10/22/25(7)	9,093	9,597,974
2.676% to 6/19/40, 6/19/41(7)	10,633	10,903,074
3.419% to 12/20/27, 12/20/28(7)	5,369	5,987,981
3.499% to 5/17/21, 5/17/22(7)	6,741	6,867,672
3.593% to 7/21/27, 7/21/28(7)	6,450	7,233,072
3.824% to 1/20/27, 1/20/28(7)	6,032	6,842,141
3.974% to 2/7/29, 2/7/30(7)	1,960	2,281,141
Bank of Montreal, 2.05%, 11/1/22	11,317	11,712,630
Bank of Nova Scotia (The):
1.625%, 5/1/23	6,295	6,460,504
2.375%, 1/18/23	7,809	8,139,551
BankUnited, Inc., 5.125%, 6/11/30	4,179	4,599,252
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	4,136	4,046,042
Capital One Financial Corp.:
3.30%, 10/30/24	4,779	5,183,764
4.20%, 10/29/25	2,100	2,330,319
Citigroup, Inc.:
1.678% to 5/15/23, 5/15/24(7)	11,282	11,567,091
2.65%, 10/26/20	3,435	3,440,565
2.666% to 1/29/30, 1/29/31(7)	5,930	6,249,968
2.976% to 11/5/29, 11/5/30(7)	5,823	6,305,348
3.106% to 4/8/25, 4/8/26(7)	4,706	5,070,455
3.887% to 1/10/27, 1/10/28(7)	16,815	19,040,304

30
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Citizens Bank NA, 2.55%, 5/13/21	$1,400	$ 1,416,637
Citizens Financial Group, Inc.:
2.375%, 7/28/21	1,475	1,496,541
2.638%, 9/30/32(1)	702	701,812
Commonwealth Bank of Australia:
2.50%, 9/18/22(1)	2,120	2,214,058
3.61% to 9/12/29, 9/12/34(1)(7)	2,947	3,211,996
Digital Realty Trust, L.P., 4.75%, 10/1/25	2,035	2,382,606
Discover Bank:
2.70%, 2/6/30	2,285	2,397,101
3.45%, 7/27/26	1,750	1,917,701
4.682% to 8/9/23, 8/9/28(7)	4,790	5,025,452
Discover Financial Services:
3.95%, 11/6/24	1,500	1,652,011
6.125% to 6/23/25(7)(8)	3,763	3,989,909
Empower Finance 2020, L.P., 1.776%, 3/17/31(1)	2,785	2,787,255
Goldman Sachs Group, Inc. (The):
2.905% to 7/24/22, 7/24/23(7)	3,656	3,792,590
2.908% to 6/5/22, 6/5/23(7)	7,700	7,978,064
HAT Holdings I, LLC/HAT Holdings II, LLC:
5.25%, 7/15/24(1)	5,818	6,074,283
6.00%, 4/15/25(1)	296	315,699
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	3,488	3,513,776
5.00%, 7/15/28(1)	1,050	1,077,552
JPMorgan Chase & Co.:
2.522% to 4/22/30, 4/22/31(7)	6,500	6,936,249
2.739% to 10/15/29, 10/15/30(7)	4,603	4,963,371
2.956% to 5/13/30, 5/13/31(7)	2,688	2,880,477
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	4,662	4,851,983
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(7)	5,017	5,206,782
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	3,355	3,573,698
Marsh & McLennan Cos., Inc., 1.418%, (3 mo. USD LIBOR + 1.20%), 12/29/21(4)	1,779	1,780,766
Morgan Stanley:
0.786%, (SOFR + 0.70%), 1/20/23(4)	13,439	13,478,237
1.664%, (3 mo. USD LIBOR + 1.40%), 10/24/23(4)	2,190	2,226,318
3.622% to 4/1/30, 4/1/31(7)	5,700	6,524,177
4.875%, 11/1/22	2,075	2,245,257
National Australia Bank, Ltd., 3.625%, 6/20/23	2,650	2,875,735
Nationwide Building Society, 3.96% to 7/18/29, 7/18/30(1)(7)	3,845	4,343,726
PNC Bank NA, 2.70%, 11/1/22	5,000	5,225,143
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	34,340	36,407,240
Prologis, L.P., 1.25%, 10/15/30	3,129	3,058,538
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Radian Group, Inc., 4.875%, 3/15/27	$4,050	$ 4,039,875
Regions Financial Corp., 2.75%, 8/14/22	1,198	1,246,172
SBA Tower Trust, 3.722%, 4/9/48(1)	4,150	4,300,650
SITE Centers Corp., 3.625%, 2/1/25	4,767	4,875,694
Standard Chartered PLC, 6.00% to 7/26/25(1)(7)(8)	3,251	3,316,020
Stifel Financial Corp., 4.00%, 5/15/30	4,782	5,296,237
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(7)	9,250	9,365,240
Synovus Financial Corp., 3.125%, 11/1/22	1,267	1,303,230
Truist Financial Corp., 5.10% to 3/1/30(7)(8)	4,856	5,261,233
UBS Group AG, 1.364% to 1/30/26, 1/30/27(1)(7)	1,608	1,608,823
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(7)	2,617	2,671,405
Visa, Inc., 2.00%, 8/15/50	6,217	5,770,323
Welltower, Inc., 2.75%, 1/15/31	3,755	3,862,632
		$ 426,122,420
Government - Multinational — 1.0%
Asian Development Bank, 3.125%, 9/26/28	$5,500	$ 6,541,724
International Bank for Reconstruction & Development, 3.125%, 11/20/25	12,050	13,677,971
		$ 20,219,695
Industrial — 3.5%
Cemex SAB de CV, 7.375%, 6/5/27(1)	$2,015	$ 2,180,018
FedEx Corp., 4.55%, 4/1/46	6,410	7,726,445
Flowserve Corp., 3.50%, 10/1/30	2,453	2,433,729
Jabil, Inc.:
3.00%, 1/15/31	9,586	9,805,382
3.60%, 1/15/30	6,161	6,562,420
3.95%, 1/12/28	1,180	1,291,486
4.70%, 9/15/22	3,613	3,874,715
nVent Finance S.a.r.l., 4.55%, 4/15/28	10,846	11,716,996
Owens Corning, 3.95%, 8/15/29	11,701	13,268,808
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21(1)	2,040	2,057,693
3.00%, 7/15/22(1)	1,750	1,786,265
3.55%, 4/15/24(1)	3,200	3,360,680
Valmont Industries, Inc., 5.25%, 10/1/54	3,846	4,184,921
		$ 70,249,558
Other Revenue — 0.5%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$9,400	$ 9,590,773
		$ 9,590,773

31
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Technology — 2.5%
Apple, Inc., 3.00%, 6/20/27	$5,686	$ 6,419,179
DXC Technology Co.:
4.00%, 4/15/23	3,926	4,136,479
4.125%, 4/15/25	3,167	3,425,425
4.25%, 4/15/24(6)	879	950,311
4.75%, 4/15/27	1,748	1,948,660
Hewlett Packard Enterprise Co.:
0.929%, (3 mo. USD LIBOR + 0.68%), 3/12/21(4)	3,026	3,032,310
1.024%, (3 mo. USD LIBOR + 0.72%), 10/5/21(4)	3,449	3,449,500
HP, Inc., 3.40%, 6/17/30	6,932	7,446,791
Microsoft Corp., 2.525%, 6/1/50	3,800	3,988,879
Seagate HDD Cayman:
4.091%, 6/1/29(1)	1,587	1,719,552
4.875%, 3/1/24	2,145	2,335,159
5.75%, 12/1/34	5,910	6,723,350
Western Digital Corp., 4.75%, 2/15/26(6)	3,873	4,187,681
		$ 49,763,276
Utilities — 2.7%
American Water Capital Corp., 2.95%, 9/1/27	$3,590	$ 3,975,161
Avangrid, Inc.:
3.15%, 12/1/24	10,620	11,595,020
3.80%, 6/1/29	7,100	8,208,133
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	2,571	2,968,166
Enel Finance International NV, 2.65%, 9/10/24(1)	7,485	7,943,665
MidAmerican Energy Co.:
3.15%, 4/15/50	3,240	3,595,508
4.25%, 7/15/49	4,815	6,257,665
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	3,561	3,716,794
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	3,518	3,624,981
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	273	284,095
Public Service Co. of Colorado, 3.70%, 6/15/28	2,581	3,016,316
		$ 55,185,504
Total Corporate Bonds (identified cost $894,075,255)		$ 931,734,972

High Social Impact Investments — 0.3%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(9)(10)	$5,292	$ 5,265,161
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20(10)(11)	490	474,340
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20(10)(11)	631	544,263
Total High Social Impact Investments (identified cost $6,412,992)		$ 6,283,764

Preferred Stocks — 0.4%

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(7)	96,673	$ 1,552,568
		$ 1,552,568
Real Estate Management & Development — 0.3%
Brookfield Property Partners, L.P.:
Series A, 5.75%	100,000	$ 1,787,000
Series A2, 6.375%	211,400	4,192,062
		$ 5,979,062
Total Preferred Stocks (identified cost $10,040,227)		$ 7,531,630

Senior Floating-Rate Loans(12) — 1.4%

Security	Principal Amount (000's omitted)	Value
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$2,604	$ 2,518,082
		$ 2,518,082
Drugs — 0.2%
Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$3,878	$ 3,869,314
		$ 3,869,314
Electronics/Electrical — 0.4%
Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$568	$ 557,287
Hyland Software, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/1/24	5,316	5,295,823

32
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Electronics/Electrical (continued)
MA FinanceCo., LLC, Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	$164	$ 157,093
Seattle Spinco, Inc., Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,106	1,060,957
SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	904	889,278
		$ 7,960,438
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,329	$ 1,301,077
		$ 1,301,077
Health Care — 0.1%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(13)	$1,727	$ 1,695,470
		$ 1,695,470
Insurance — 0.2%
Asurion, LLC, Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	$4,136	$ 4,080,394
		$ 4,080,394
Leisure Goods/Activities/Movies — 0.0%(14)
Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$794	$ 771,822
		$ 771,822
Lodging and Casinos — 0.0%(14)
ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$472	$ 459,999
		$ 459,999
Telecommunications — 0.3%
CenturyLink, Inc., Term Loan, 2.397%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$2,605	$ 2,507,845
Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	811	786,378
Ziggo Financing Partnership, Term Loan, 2.652%, (1 mo. USD LIBOR + 2.50%), 4/30/28	2,100	2,029,709
		$ 5,323,932
Total Senior Floating-Rate Loans (identified cost $28,510,070)		$ 27,980,528

Sovereign Government Bonds — 0.4%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau, 0.75%, 9/30/30	$3,653	$ 3,630,917
Nacional Financiera SNC, 3.375%, 11/5/20(1)	3,450	3,459,833
Total Sovereign Government Bonds (identified cost $7,083,953)		$ 7,090,750

Taxable Municipal Obligations — 4.4%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.8%
Commonwealth of Massachusetts, 5.456%, 12/1/39(15)	$750	$ 1,058,888
Los Angeles Unified School District, CA, 5.75%, 7/1/34(15)	3,750	5,240,812
Massachusetts, Green Bonds, 3.277%, 6/1/46	4,770	5,388,335
New York City, NY, 5.206%, 10/1/31(15)	1,030	1,285,873
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	3,085	3,468,527
		$ 16,442,435
Special Tax Revenue — 1.7%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$5,565	$ 5,956,164
2.484%, 6/1/27	3,980	4,264,451
2.534%, 6/1/28	4,980	5,351,707
2.584%, 6/1/29	2,715	2,917,756
2.984%, 6/1/33	3,060	3,255,167
3.034%, 6/1/34	2,195	2,324,022
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(15)	3,800	4,679,966
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(15)	3,540	4,703,846
		$ 33,453,079
Water and Sewer — 1.9%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,170	$ 1,756,533
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	2,495	2,626,636
2.184%, 9/1/31	1,985	2,051,557
2.264%, 9/1/32	1,780	1,835,661
2.344%, 9/1/33	1,945	2,007,104
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	2,130	2,159,373
Green Bonds, 1.701%, 5/1/31	1,925	1,962,614

33
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
San Diego County Water Authority, CA: (continued)
Green Bonds, 1.951%, 5/1/34	$1,120	$ 1,133,126
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	19,705	21,299,331
		$ 36,831,935
Total Taxable Municipal Obligations (identified cost $79,348,592)		$ 86,727,449

U.S. Government Agencies and Instrumentalities — 1.6%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$1,558	$ 1,622,955
2.618%, 8/1/23	778	827,950
2.668%, 8/1/24	2,726	2,952,667
2.738%, 8/1/25	2,726	3,021,598
3.435%, 8/1/34	3,060	3,591,282
3.485%, 8/1/35	1,720	2,020,221
3.535%, 8/1/36	929	1,067,267
3.585%, 8/1/37	3,170	3,647,192
3.635%, 8/1/38	657	756,106
U.S. International Development Finance Corp.:
1.79%, 10/15/29	1,812	1,915,497
2.36%, 10/15/29	1,500	1,638,365
3.22%, 9/15/29	2,495	2,828,654
3.52%, 9/20/32	5,582	6,528,072
Total U.S. Government Agencies and Instrumentalities (identified cost $29,654,795)		$ 32,417,826

U.S. Government Agency Mortgage-Backed Securities — 12.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 3.50%, 3/1/48	$4,406	$ 4,669,102
Federal National Mortgage Association:
30-Year, 2.00%, TBA(16)	18,813	19,458,627
30-Year, 2.50%, TBA(16)	80,715	84,706,587
30-Year, 3.00%, TBA(16)	98,475	103,183,311
Pool #AN1879, 2.65%, with maturity at 6/1/26	2,779	3,043,288
Pool #AN1909, 2.68%, with maturity at 7/1/26	3,000	3,303,271
Pool #BM3990, 4.00%, with maturity at 3/1/48	7,519	8,059,636
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Pool #MA3149, 4.00%, with maturity at 10/1/47	$12,082	$ 12,954,589
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $238,939,383)		$ 239,378,411

U.S. Treasury Obligations — 7.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
2.00%, 2/15/50	$2,762	$ 3,124,728
2.25%, 8/15/49	17,265	20,536,583
2.375%, 11/15/49	16,850	20,577,404
2.875%, 5/15/49	4,593	6,150,317
U.S. Treasury Inflation-Protected Notes, 0.75%, 7/15/28(17)	59,485	68,551,726
U.S. Treasury Notes:
0.25%, 6/30/25	4,950	4,947,293
0.25%, 7/31/25	7,900	7,893,211
0.625%, 5/15/30	11,458	11,418,613
Total U.S. Treasury Obligations (identified cost $127,837,223)		$ 143,199,875

Short-Term Investments — 7.0%

Commercial Paper — 0.6%
Security	Principal Amount (000's omitted)	Value
Jabil, Inc., 0.71%, 10/19/20(1)(18)(19)	$11,576	$ 11,573,348
Total Commercial Paper (identified cost $11,571,948)		$ 11,573,348
Other — 6.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(20)	122,301,804	$ 122,314,034
Total Other (identified cost $122,317,976)		$ 122,314,034

34
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(21)	4,220,508	$ 4,220,508
Total Securities Lending Collateral (identified cost $4,220,508)		$ 4,220,508
Total Short-Term Investments (identified cost $138,110,432)		$ 138,107,890
Total Investments — 110.8% (identified cost $2,136,747,523)		$ 2,207,968,937

Other Assets, Less Liabilities — (10.8)%	$ (214,330,168)
Net Assets — 100.0%	$ 1,993,638,769

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $524,434,404 or 26.3% of the Fund's net assets.
(2)	When-issued security.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2020.
(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.
(5)	Step coupon security. Interest rate represents the rate in effect at September 30, 2020.
(6)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $4,399,535.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Affiliated company (see Note 8).
(10)	Restricted security. Total market value of restricted securities amounts to $6,283,764, which represents 0.3% of the net assets of the Fund as of September 30, 2020.
(11)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2020.
(12)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(13)	The stated interest rate represents the weighted average interest rate at September 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(14)	Amount is less than 0.05%.
(15)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(16)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(17)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(18)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2020, the aggregate value of these securities is $11,573,348, representing 0.6% of the Fund’s net assets.
(19)	Rate shown is the discount rate at date of purchase.
(20)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(21)	Represents investment of cash collateral received in connection with securities lending.

35
See Notes to Financial Statements.

Calvert
Bond Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	439	Long	12/31/20	$ 97,001,852	$ 34,423
U.S. Long Treasury Bond	120	Long	12/21/20	21,153,750	(65,662)
U.S. Ultra-Long Treasury Bond	280	Long	12/21/20	62,107,500	(453,396)
U.S. 5-Year Treasury Note	(181)	Short	12/31/20	(22,811,656)	(30,007)
U.S. Ultra 10-Year Treasury Note	(2,077)	Short	12/21/20	(332,157,735)	(705,171)
					$(1,219,813)
Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20	12/13/19	$5,291,992
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20	11/13/15	490,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20	11/13/15	631,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
36
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2020
Schedule of Investments

Common Stocks — 96.3%

Security	Shares	Value
Beverages — 1.1%
PepsiCo, Inc.	422,000	$ 58,489,200
		$ 58,489,200
Capital Markets — 4.6%
Charles Schwab Corp. (The)	1,021,659	$ 37,014,706
Intercontinental Exchange, Inc.	1,679,810	168,064,990
S&P Global, Inc.	84,510	30,474,306
		$ 235,554,002
Chemicals — 6.8%
Ecolab, Inc.	915,130	$ 182,879,579
Linde PLC	710,001	169,072,538
		$ 351,952,117
Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corp., Class A	1,192,913	$ 129,156,690
TE Connectivity, Ltd.	571,098	55,819,119
		$ 184,975,809
Entertainment — 0.8%
Electronic Arts, Inc.(1)	304,048	$ 39,650,900
		$ 39,650,900
Equity Real Estate Investment Trusts (REITs) — 4.8%
American Tower Corp.	738,609	$ 178,543,954
Crown Castle International Corp.	419,733	69,885,544
		$ 248,429,498
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	153,384	$ 54,451,320
		$ 54,451,320
Food Products — 1.1%
Mondelez International, Inc., Class A	943,319	$ 54,193,677
		$ 54,193,677
Health Care Equipment & Supplies — 5.4%
Danaher Corp.	1,162,695	$ 250,363,114
Intuitive Surgical, Inc.(1)	37,503	26,609,879
		$ 276,972,993
Health Care Providers & Services — 1.5%
Laboratory Corp. of America Holdings(1)	400,196	$ 75,344,901
		$ 75,344,901
Security	Shares	Value
Hotels, Restaurants & Leisure — 1.5%
Starbucks Corp.	898,550	$ 77,203,416
		$ 77,203,416
Insurance — 3.2%
Aon PLC, Class A	307,734	$ 63,485,524
Marsh & McLennan Cos., Inc.	889,522	102,028,174
		$ 165,513,698
Interactive Media & Services — 4.6%
Alphabet, Inc., Class C(1)	161,685	$ 237,612,276
		$ 237,612,276
IT Services — 14.8%
Accenture PLC, Class A	232,009	$ 52,431,714
Fidelity National Information Services, Inc.	757,247	111,474,331
Fiserv, Inc.(1)	1,286,756	132,600,206
Gartner, Inc.(1)	459,674	57,436,266
MasterCard, Inc., Class A	541,242	183,031,807
Visa, Inc., Class A	1,118,426	223,651,647
		$ 760,625,971
Life Sciences Tools & Services — 4.9%
Thermo Fisher Scientific, Inc.	567,677	$ 250,640,749
		$ 250,640,749
Machinery — 3.9%
IDEX Corp.	496,068	$ 90,487,764
Xylem, Inc.	1,324,827	111,444,447
		$ 201,932,211
Multiline Retail — 4.1%
Dollar General Corp.	1,012,568	$ 212,254,504
		$ 212,254,504
Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	387,444	$ 84,559,653
		$ 84,559,653
Pharmaceuticals — 3.7%
Zoetis, Inc.	1,166,076	$ 192,833,988
		$ 192,833,988
Professional Services — 5.6%
IHS Markit, Ltd.	1,497,394	$ 117,560,403
Verisk Analytics, Inc.	924,411	171,302,602
		$ 288,863,005

37
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.1%
Texas Instruments, Inc.	402,967	$ 57,539,658
		$ 57,539,658
Software — 9.4%
Adobe, Inc.(1)	166,178	$ 81,498,677
Check Point Software Technologies, Ltd.(1)	329,682	39,673,932
Intuit, Inc.	413,077	134,749,848
Microsoft Corp.	1,073,156	225,716,901
		$ 481,639,358
Specialty Retail — 5.6%
Lowe's Cos., Inc.	534,000	$ 88,569,240
O'Reilly Automotive, Inc.(1)	166,240	76,649,939
TJX Cos., Inc. (The)	2,203,657	122,633,512
		$ 287,852,691
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	614,886	$ 77,192,789
		$ 77,192,789
Venture Capital — 0.0%(2)
20/20 Gene Systems, Inc.(1)(3)(4)	73,397	$ 76,626
Digital Directions International, Inc.(1)(3)(4)	354,389	109,861
Ivy Capital (Proprietary) Ltd.(1)(3)(4)	950,000	234,806
		$ 421,293
Total Common Stocks (identified cost $3,021,351,130)		$ 4,956,699,677

High Social Impact Investments — 0.3%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(4)(5)	$11,181	$ 11,124,051
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20(4)(6)	1,445	1,398,818
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20(4)(6)	1,855	1,600,012
Total High Social Impact Investments (identified cost $14,480,737)		$ 14,122,881

Preferred Stocks — 0.0%(2)

Security	Shares	Value
Venture Capital — 0.0%(2)
Entouch:
Series C(1)(3)(4)	2,628,278	$ 245,218
Series C-1(1)(3)(4)	1,023,444	203,563
PresenceLearning, Inc.:
Series A(1)(3)(4)	600,000	420,000
Series A-2(1)(3)(4)	195,285	142,558
Series B(1)(3)(4)	399,719	323,773
Series D(1)(3)(4)	233,597	50,644
Sword Diagnostics(1)(3)(4)	1,264,108	—
Total Preferred Stocks (identified cost $1,689,347)		$ 1,385,756

Venture Capital Debt Obligations — 0.0%(2)

Security	Principal Amount (000's omitted)	Value
SEAF Global SME Facility, 9.00%, 1/1/21(3)(4)	$2,076	$ 223,096
Total Venture Capital Debt Obligations (identified cost $2,075,575)		$ 223,096

Venture Capital Limited Partnership Interests — 0.4%

Security	Value
Accion Frontier Inclusion Fund L.P.(1)(3)(4)	$ 1,236,670
Adobe Capital Social Mezzanine I L.P.(1)(3)(4)	189,144
Africa Renewable Energy Fund L.P.(1)(3)(4)	1,199,939
Arborview Capital Partners L.P.(1)(3)(4)	851,745
Blackstone Clean Technology Partners L.P.(1)(3)(4)	19,821
Bridges Ventures US Sustainable Growth Fund L.P.(1)(3)(4)	742,665
China Environment Fund III L.P.(1)(3)(4)	30,684
Coastal Ventures III L.P.(1)(3)(4)	362,752
Core Innovations Capital I L.P.(1)(3)(4)	4,306,565
Cross Culture Ventures I L.P.(1)(3)(4)	564,441
DBL Equity Fund - BAEF Il L.P.(1)(3)(4)	966,487
DBL Partners III L.P.(1)(3)(4)	974,246
First Analysis Private Equity Fund V L.P.(1)(3)(4)	1,133,473
Ignia Fund I L.P.(1)(3)(4)	142,132
Impact Ventures II L.P.(1)(3)(4)	173,163
LeapFrog Financial Inclusion Fund(1)(3)(4)	91,926
New Markets Education Partners L.P.(1)(3)(4)	364,571
New Markets Venture Partners II L.P.(1)(3)(4)	88,879
Owl Ventures L.P.(1)(3)(4)	804,588
Renewable Energy Asia Fund L.P.(1)(3)(4)	1,225,843
SEAF India International Growth Fund L.P.(1)(3)(4)	550

38
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2020
Schedule of Investments — continued

Security	Value
SJF Ventures II L.P., Preferred(1)(3)(4)	$ 625,972
SJF Ventures III L.P.(1)(3)(4)	1,455,243
Westly Capital Partners Fund II L.P.(1)(3)(4)	572,401
Total Venture Capital Limited Partnership Interests (identified cost $12,253,311)	$ 18,123,900

Short-Term Investments — 2.9%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(7)	150,507,709	$ 150,522,759
Total Short-Term Investments (identified cost $150,532,727)		$ 150,522,759
Total Investments — 99.9% (identified cost $3,202,382,827)		$ 5,141,078,069
Other Assets, Less Liabilities — 0.1%		$ 4,255,180
Net Assets — 100.0%		$ 5,145,333,249

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Restricted security. Total market value of restricted securities amounts to $34,276,926, which represents 0.7% of the net assets of the Fund as of September 30, 2020.
(5)	Affiliated company (see Note 8).
(6)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2020.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

Restricted Securities
Description	Acquisition Dates	Cost
20/20 Gene Systems, Inc.	8/1/08-8/27/13	$ 166,889
Accion Frontier Inclusion Fund L.P.	11/12/15-9/28/20	686,597
Adobe Capital Social Mezzanine I L.P.	2/8/13-7/22/20	316,717
Africa Renewable Energy Fund L.P.	4/17/14-5/22/19	986,582
Arborview Capital Partners L.P.	11/13/12-1/27/20	460,428
Blackstone Clean Technology Partners L.P.	7/29/10-6/25/15	436,786
Bridges Ventures US Sustainable Growth Fund L.P.	6/18/16-7/28/20	681,909
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20	12/13/19	11,180,737
China Environment Fund III L.P.	1/24/08-4/19/13	538,868
Coastal Ventures III L.P.	7/30/12-1/9/19	120,686
Core Innovations Capital I L.P.	1/6/11-6/30/17	314,217
Cross Culture Ventures I L.P.	2/24/16-6/16/20	400,424
DBL Equity Fund - BAEF Il L.P.	3/30/11-8/2/16	697,586
DBL Partners III L.P.	1/16/15-7/31/20	850,360
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Entouch, Series C-1, Preferred	10/11/17-11/5/19	136,289
First Analysis Private Equity Fund V L.P.	6/7/13-6/13/18	607,470
Ignia Fund I L.P.	1/28/10-12/9/16	989,801
Impact Ventures II L.P.	9/8/10-2/5/18	642,038
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 2.07%, 11/3/20	11/13/15	1,445,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.46%, 11/3/20	11/13/15	1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,372
LeapFrog Financial Inclusion Fund	1/20/10-1/23/19	7,317
New Markets Education Partners L.P.	9/27/11-7/22/20	7,500
39
See Notes to Financial Statements.

Calvert
Equity Fund
September 30, 2020
Schedule of Investments — continued

Restricted Securities — continued
Description	Acquisition Dates	Cost
New Markets Venture Partners II L.P.	7/21/08-5/3/16	$ 0
Owl Ventures L.P.	7/10/14-3/20/20	304,628
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
PresenceLearning, Inc., Series D, Preferred	6/22/20	50,644
Renewable Energy Asia Fund L.P.	9/29/10-1/5/17	1,753,943
SEAF Global SME Facility , 9.00%, 1/1/21	6/28/13-1/8/19	2,075,575
SEAF India International Growth Fund L.P.	3/22/05-5/24/10	210,391
SJF Ventures II L.P., Preferred	2/14/06-11/20/12	0
SJF Ventures III L.P.	2/6/12-7/14/17	511,426
Sword Diagnostics, Preferred	12/26/06-11/9/10	432,472
Westly Capital Partners Fund II L.P.	12/27/11-12/18/18	727,637
40
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Statements of Assets and Liabilities

	September 30, 2020
	Balanced Fund	Bond Fund	Equity Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $796,674,078, $2,009,137,555 and $3,040,669,363, respectively) - including $1,809,753, $4,399,535 and $0, respectively, of securities on loan	$ 968,598,456	$ 2,080,389,742	$ 4,979,431,259
Investments in securities of affiliated issuers, at value (identified cost $35,706,455, $127,609,968 and $161,713,464, respectively)	35,703,279	127,579,195	161,646,810
Receivable for variation margin on open futures contracts	19,095	346,773	—
Receivable for open forward foreign currency exchange contracts	1,371	—	—
Cash	66,947	933,829	872
Deposits at broker for futures contracts	422,002	2,931,537	—
Receivable for investments sold	3,137,907	2,986,177	16,645,172
Receivable for capital shares sold	1,004,436	4,363,760	12,716,309
Dividends and interest receivable	2,201,021	10,695,529	2,296,524
Dividends and interest receivable - affiliated	34,060	74,579	147,250
Securities lending income receivable	8,073	385	—
Receivable from affiliate	—	21,075	—
Trustees' deferred compensation plan	390,476	587,509	1,293,813
Other assets	7,971	—	201,505
Total assets	$1,011,595,094	$2,230,910,090	$5,174,379,514
Liabilities
Payable for open forward foreign currency exchange contracts	$ 1,647	$ —	$ —
Payable for investments purchased	3,269,744	2,422,234	19,185,983
Payable for when-issued/delayed delivery/forward commitment securities	36,076,946	224,991,719	—
Payable for capital shares redeemed	145,139	3,454,543	4,479,230
Distributions payable	760	321,111	—
Deposits for securities loaned	1,780,591	4,220,508	—
Payable to affiliates:
Investment advisory fee	314,389	479,822	1,819,508
Administrative fee	94,798	195,155	503,554
Distribution and service fees	187,850	66,502	498,271
Sub-transfer agency fee	26,345	13,116	49,158
Trustees' deferred compensation plan	390,476	587,509	1,293,813
Other	18,075	—	—
Accrued expenses	331,985	519,102	1,216,748
Total liabilities	$ 42,638,745	$ 237,271,321	$ 29,046,265
Commitments and contingent liabilities (Note 10)
Net Assets	$ 968,956,349	$1,993,638,769	$5,145,333,249
Sources of Net Assets
Paid-in capital	$ 791,225,198	$ 1,899,743,533	$ 3,082,468,043
Distributable earnings	177,731,151	93,895,236	2,062,865,206
Total	$ 968,956,349	$1,993,638,769	$5,145,333,249
Class A Shares
Net Assets	$ 686,408,286	$ 327,252,315	$ 1,896,037,276
Shares Outstanding	18,459,485	19,241,404	30,093,514
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.18	$ 17.01	$ 63.00
Maximum Offering Price Per Share (100 ÷ 95.25, 96.25 and 95.25, respectively, of net asset value per share)	$ 39.03	$ 17.67	$ 66.14
41
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Statements of Assets and Liabilities — continued

	September 30, 2020
	Balanced Fund	Bond Fund	Equity Fund
Class C Shares
Net Assets	$ 65,759,531	$ 16,214,548	$ 138,071,963
Shares Outstanding	1,831,810	960,018	4,108,473
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 35.90	$ 16.89	$ 33.61
Class I Shares
Net Assets	$212,490,193	$1,379,529,042	$2,863,127,931
Shares Outstanding	5,596,404	80,956,287	38,797,044
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.97	$ 17.04	$ 73.80
Class R6 Shares
Net Assets	$ 4,298,339	$ 270,642,864	$ 248,096,079
Shares Outstanding	113,252	15,894,723	3,367,616
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.95	$ 17.03	$ 73.67

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
42
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Statements of Operations

	Year Ended September 30, 2020
	Balanced Fund	Bond Fund	Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $97,142, $0 and $0, respectively)	$ 8,387,102	$ 415,789	$ 38,738,935
Dividend income - affiliated issuers	10,170	38,781	59,048
Interest and other income (net of foreign taxes withheld of $211, $137 and $0, respectively)	10,105,509	52,738,631	709,547
Interest income - affiliated issuers	43,504	77,681	164,370
Securities lending income, net	18,678	13,317	133,059
Total investment income	$18,564,963	$53,284,199	$ 39,804,959
Expenses
Investment advisory fee	$ 3,526,649	$ 5,363,252	$ 18,652,125
Administrative fee	1,060,254	2,177,897	5,008,680
Distribution and service fees:
Class A	1,525,722	611,121	4,189,896
Class C	612,329	163,335	1,187,688
Trustees' fees and expenses	36,482	76,697	166,880
Custodian fees	3,632	19,752	87,546
Transfer agency fees and expenses	859,240	1,381,567	3,344,724
Accounting fees	331,397	388,033	658,223
Professional fees	81,702	96,710	242,253
Registration fees	102,534	195,025	320,826
Reports to shareholders	43,560	83,562	165,779
Miscellaneous	84,844	128,850	292,323
Total expenses	$ 8,268,345	$10,685,801	$ 34,316,943
Waiver and/or reimbursement of expenses by affiliate	$ (47,735)	$ (446,785)	$ —
Reimbursement of expenses - other	(11,968)	(23,979)	(51,959)
Net expenses	$ 8,208,642	$10,215,037	$ 34,264,984
Net investment income	$10,356,321	$43,069,162	$ 5,539,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 13,014,056	$ 33,215,292	$ 138,506,052
Investment securities - affiliated issuers	3,881	16,050	17,773
Futures contracts	(605,262)	(4,123,665)	—
Foreign currency transactions	(14,777)	—	104
Net realized gain	$12,397,898	$29,107,677	$138,523,929
Change in unrealized appreciation (depreciation):
Investment securities	$ 76,633,145	$ 22,044,324	$ 707,327,114
Investment securities - affiliated issuers	2,400	(3,861)	(9,343)
Futures contracts	(94,339)	25,160	—
Foreign currency	(311)	—	1,259
Forward foreign currency exchange contracts	(276)	—	—
Net change in unrealized appreciation (depreciation)	$76,540,619	$22,065,623	$707,319,030
Net realized and unrealized gain	$88,938,517	$51,173,300	$845,842,959
Net increase in net assets from operations	$99,294,838	$94,242,462	$851,382,934
43
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30, 2020
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,356,321	$ 43,069,162	$ 5,539,975
Net realized gain	12,397,898	29,107,677	138,523,929
Net change in unrealized appreciation (depreciation)	76,540,619	22,065,623	707,319,030
Net increase in net assets from operations	$ 99,294,838	$ 94,242,462	$ 851,382,934
Distributions to shareholders:
Class A	$ (21,526,350)	$ (9,599,449)	$ (47,595,453)
Class C	(1,599,516)	(383,919)	(5,455,264)
Class I	(5,814,211)	(40,715,268)	(47,850,884)
Class R6	(51,663)	(8,925,275)	(2,373,530)
Total distributions to shareholders	$ (28,991,740)	$ (59,623,911)	$ (103,275,131)
Capital share transactions:
Class A	$ 15,171,366	$ 30,239,962	$ 30,832,894
Class C	6,767,999	533,939	20,880,783
Class I	57,916,216	211,975,897	893,820,330
Class R6	3,800,979	13,004,676	154,651,868
Net increase in net assets from capital share transactions	$ 83,656,560	$ 255,754,474	$1,100,185,875
Net increase in net assets	$153,959,658	$ 290,373,025	$1,848,293,678
Net Assets
At beginning of year	$ 814,996,691	$ 1,703,265,744	$ 3,297,039,571
At end of year	$968,956,349	$1,993,638,769	$5,145,333,249
44
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2019
	Balanced Fund	Bond Fund	Equity Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,112,336	$ 37,505,177	$ 4,995,350
Net realized gain	24,517,532	19,407,218	134,353,183
Net change in unrealized appreciation (depreciation)	28,412,480	67,925,554	332,597,082
Net increase in net assets from operations	$ 63,042,348	$ 124,837,949	$ 471,945,615
Distributions to shareholders:
Class A	$ (26,688,009)	$ (7,079,822)	$ (95,599,648)
Class C	(2,389,091)	(308,552)	(18,603,392)
Class I	(5,151,367)	(26,215,685)	(66,358,860)
Class R6	(939) (1)	(4,396,773)	(73,704)
Total distributions to shareholders	$ (34,229,406)	$ (38,000,832)	$ (180,635,604)
Capital share transactions:
Class A	$ 25,713,763	$ 22,867,177	$ 145,467,718
Class C	(7,680,231)	(7,541,275)	(49,676,109)
Class I	35,917,958	391,521,360	443,897,317
Class R6	228,488 (1)	109,689,269	54,462,701
Net increase in net assets from capital share transactions	$ 54,179,978	$ 516,536,531	$ 594,151,627
Net increase in net assets	$ 82,992,920	$ 603,373,648	$ 885,461,638
Net Assets
At beginning of year	$ 732,003,771	$ 1,099,892,096	$ 2,411,577,933
At end of year	$814,996,691	$1,703,265,744	$3,297,039,571

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
45
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights

	Balanced Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 34.28	$ 33.14	$ 32.59	$ 30.82	$ 31.90
Income (Loss) From Operations
Net investment income(1)	$ 0.41	$ 0.44	$ 0.43	$ 0.47	$ 0.51(2)
Net realized and unrealized gain	3.67	2.24	2.68	2.11	2.14 (3)
Total income from operations	$ 4.08	$ 2.68	$ 3.11	$ 2.58	$ 2.65
Less Distributions
From net investment income	$ (0.42)	$ (0.44)	$ (0.44)	$ (0.46)	$ (0.50)
From net realized gain	(0.76)	(1.10)	(2.12)	(0.35)	(3.23)
Total distributions	$ (1.18)	$ (1.54)	$ (2.56)	$ (0.81)	$ (3.73)
Net asset value — End of year	$ 37.18	$ 34.28	$ 33.14	$ 32.59	$ 30.82
Total Return(4)	12.22%	8.56%	10.01%	8.51%	8.93% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$686,408	$619,744	$571,452	$549,517	$592,625
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.93%	0.96%	0.96%	0.99%	1.05%
Net expenses	0.93%	0.93%	0.94%	0.99%	1.02%
Net investment income	1.17%	1.37%	1.33%	1.48%	1.67% (2)
Portfolio Turnover	98% (6)	69% (6)	76%	128%	146%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3)	Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
46
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Balanced Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 33.14	$ 32.09	$ 31.63	$ 29.95	$ 31.11
Income (Loss) From Operations
Net investment income(1)	$ 0.14	$ 0.20	$ 0.18	$ 0.20	$ 0.25(2)
Net realized and unrealized gain	3.55	2.15	2.61	2.06	2.08 (3)
Total income from operations	$ 3.69	$ 2.35	$ 2.79	$ 2.26	$ 2.33
Less Distributions
From net investment income	$ (0.17)	$ (0.20)	$ (0.21)	$ (0.23)	$ (0.26)
From net realized gain	(0.76)	(1.10)	(2.12)	(0.35)	(3.23)
Total distributions	$ (0.93)	$ (1.30)	$ (2.33)	$ (0.58)	$ (3.49)
Net asset value — End of year	$ 35.90	$ 33.14	$ 32.09	$ 31.63	$ 29.95
Total Return(4)	11.39%	7.77%	9.14%	7.66%	8.05% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$65,760	$54,062	$60,674	$61,205	$59,242
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.69%	1.71%	1.71%	1.80%	1.86%
Net expenses	1.68%	1.68%	1.69%	1.80%	1.84%
Net investment income	0.42%	0.63%	0.58%	0.67%	0.85% (2)
Portfolio Turnover	98% (6)	69% (6)	76%	128%	146%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3)	Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
47
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Balanced Fund — Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 34.97	$ 33.77	$ 33.14	$ 31.32	$ 32.36
Income (Loss) From Operations
Net investment income(1)	$ 0.50	$ 0.54	$ 0.55	$ 0.58	$ 0.63(2)
Net realized and unrealized gain	3.76	2.28	2.72	2.18	2.17 (3)
Total income from operations	$ 4.26	$ 2.82	$ 3.27	$ 2.76	$ 2.80
Less Distributions
From net investment income	$ (0.50)	$ (0.52)	$ (0.52)	$ (0.59)	$ (0.61)
From net realized gain	(0.76)	(1.10)	(2.12)	(0.35)	(3.23)
Total distributions	$ (1.26)	$ (1.62)	$ (2.64)	$ (0.94)	$ (3.84)
Net asset value — End of year	$ 37.97	$ 34.97	$ 33.77	$ 33.14	$ 31.32
Total Return(4)	12.55%	8.87%	10.33%	8.94%	9.32% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,490	$140,961	$99,878	$48,780	$15,554
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.69%	0.71%	0.72%	0.67%	0.76%
Net expenses	0.68%	0.66%	0.62%	0.62%	0.65%
Net investment income	1.41%	1.64%	1.66%	1.80%	2.04% (2)
Portfolio Turnover	98% (6)	69% (6)	76%	128%	146%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(3)	Total return includes voluntary reimbursement by the adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
48
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Balanced Fund — Class R6
	Year Ended September 30,	Period Ended September 30,
	2020	2019 (1)
Net asset value — Beginning of period	$ 34.98	$ 31.46
Income (Loss) From Operations
Net investment income(2)	$ 0.51	$ 0.36
Net realized and unrealized gain	3.75	3.55
Total income from operations	$ 4.26	$ 3.91
Less Distributions
From net investment income	$ (0.53)	$ (0.39)
From net realized gain	(0.76)	—
Total distributions	$ (1.29)	$ (0.39)
Net asset value — End of period	$37.95	$34.98
Total Return(3)	12.57%	12.44% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 4,298	$ 230
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.65%	0.66% (6)
Net expenses	0.64%	0.64% (6)
Net investment income	1.43%	1.58% (6)
Portfolio Turnover	98% (7)	69% (7)(8)

(1)	From February 1, 2019 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2019.
49
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Bond Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.67	$ 15.69	$ 16.14	$ 16.36	$ 15.83
Income (Loss) From Operations
Net investment income(1)	$ 0.37	$ 0.42	$ 0.37	$ 0.37	$ 0.40(2)
Net realized and unrealized gain (loss)	0.50	0.99	(0.45)	(0.18)	0.53
Total income (loss) from operations	$ 0.87	$ 1.41	$ (0.08)	$ 0.19	$ 0.93
Less Distributions
From net investment income	$ (0.38)	$ (0.43)	$ (0.37)	$ (0.36)	$ (0.40)
From net realized gain	(0.15)	—	—	(0.05)	—
Total distributions	$ (0.53)	$ (0.43)	$ (0.37)	$ (0.41)	$ (0.40)
Net asset value — End of year	$ 17.01	$ 16.67	$ 15.69	$ 16.14	$ 16.36
Total Return(3)	5.32%	9.10%	(0.48)%	1.21%	5.96%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$327,252	$290,893	$251,714	$281,490	$395,957
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.76%	0.78%	0.83%	0.89%	0.94%
Net expenses	0.73%	0.75%	0.83%	0.89%	0.91%
Net investment income	2.21%	2.59%	2.32%	2.29%	2.49% (2)
Portfolio Turnover	153% (5)	75% (5)	83%	99%	154%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
50
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Bond Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.55	$ 15.58	$ 16.03	$ 16.26	$ 15.73
Income (Loss) From Operations
Net investment income(1)	$ 0.23	$ 0.28	$ 0.24	$ 0.22	$ 0.25(2)
Net realized and unrealized gain (loss)	0.50	0.98	(0.44)	(0.18)	0.54
Total income (loss) from operations	$ 0.73	$ 1.26	$ (0.20)	$ 0.04	$ 0.79
Less Distributions
From net investment income	$ (0.24)	$ (0.29)	$ (0.25)	$ (0.22)	$ (0.26)
From net realized gain	(0.15)	—	—	(0.05)	—
Total distributions	$ (0.39)	$ (0.29)	$ (0.25)	$ (0.27)	$ (0.26)
Net asset value — End of year	$ 16.89	$ 16.55	$ 15.58	$ 16.03	$ 16.26
Total Return(3)	4.50%	8.19%	(1.25)%	0.27%	5.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,215	$15,343	$21,939	$26,631	$32,349
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.56%	1.59%	1.63%	1.78%	1.84%
Net expenses	1.53%	1.56%	1.63%	1.78%	1.81%
Net investment income	1.41%	1.79%	1.52%	1.40%	1.59% (2)
Portfolio Turnover	153% (5)	75% (5)	83%	99%	154%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
51
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Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Bond Fund — Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.70	$ 15.72	$ 16.15	$ 16.38	$ 15.85
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.45	$ 0.42	$ 0.42	$ 0.46(2)
Net realized and unrealized gain (loss)	0.50	0.99	(0.45)	(0.17)	0.53
Total income (loss) from operations	$ 0.90	$ 1.44	$ (0.03)	$ 0.25	$ 0.99
Less Distributions
From net investment income	$ (0.41)	$ (0.46)	$ (0.40)	$ (0.43)	$ (0.46)
From net realized gain	(0.15)	—	—	(0.05)	—
Total distributions	$ (0.56)	$ (0.46)	$ (0.40)	$ (0.48)	$ (0.46)
Net asset value — End of year	$ 17.04	$ 16.70	$ 15.72	$ 16.15	$ 16.38
Total Return(3)	5.52%	9.30%	(0.15)%	1.54%	6.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,379,529	$1,144,805	$629,822	$500,510	$355,017
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.56%	0.58%	0.63%	0.54%	0.54%
Net expenses	0.53%	0.53%	0.53%	0.52%	0.53%
Net investment income	2.40%	2.81%	2.64%	2.64%	2.86% (2)
Portfolio Turnover	153% (5)	75% (5)	83%	99%	154%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
52
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Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Bond Fund — Class R6
	Year Ended September 30,		Period Ended September 30,
	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 16.69	$ 15.71	$ 16.17
Income (Loss) From Operations
Net investment income(2)	$ 0.41	$ 0.46	$ 0.42
Net realized and unrealized gain (loss)	0.50	0.99	(0.46)
Total income (loss) from operations	$ 0.91	$ 1.45	$ (0.04)
Less Distributions
From net investment income	$ (0.42)	$ (0.47)	$ (0.42)
From net realized gain	(0.15)	—	—
Total distributions	$ (0.57)	$ (0.47)	$ (0.42)
Net asset value — End of period	$ 17.03	$ 16.69	$ 15.71
Total Return(3)	5.66%	9.31%	(0.27)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$270,643	$252,225	$133,417
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.49%	0.51%	0.56% (6)
Net expenses	0.46%	0.48%	0.53% (6)
Net investment income	2.48%	2.84%	2.64% (6)
Portfolio Turnover	153% (7)	75% (7)	83% (8)

(1)	From October 3, 2017 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2018.
53
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Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Equity Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 53.94	$ 49.18	$ 43.31	$ 41.38	$ 47.79
Income (Loss) From Operations
Net investment income(1)	$ 0.01	$ 0.05	$ 0.04	$ 0.06	$ 0.11(2)
Net realized and unrealized gain	10.64	8.36	9.31	6.03	3.74
Total income from operations	$ 10.65	$ 8.41	$ 9.35	$ 6.09	$ 3.85
Less Distributions
From net investment income	$ (0.02)	$ (0.01)	$ (0.05)	$ (0.06)	$ (0.13)
From net realized gain	(1.57)	(3.64)	(3.43)	(4.10)	(10.13)
Total distributions	$ (1.59)	$ (3.65)	$ (3.48)	$ (4.16)	$ (10.26)
Net asset value — End of year	$ 63.00	$ 53.94	$ 49.18	$ 43.31	$ 41.38
Total Return(3)	20.27%	18.72%	22.66%	16.39%	8.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,896,037	$1,598,391	$1,291,870	$1,220,685	$1,385,988
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.94%	1.00%	1.01%	1.06%	1.10%
Net expenses	0.94%	0.99%	1.01%	1.06%	1.08%
Net investment income	0.01%	0.11%	0.08%	0.16%	0.27% (2)
Portfolio Turnover	16%	13%	18%	29%	44%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
54
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Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Equity Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 29.67	$ 28.80	$ 26.84	$ 27.35	$ 34.98
Income (Loss) From Operations
Net investment loss(1)	$ (0.22)	$ (0.17)	$ (0.18)	$ (0.15)	$ (0.14)(2)
Net realized and unrealized gain	5.70	4.57	5.57	3.74	2.67
Total income from operations	$ 5.48	$ 4.40	$ 5.39	$ 3.59	$ 2.53
Less Distributions
From net investment income	$ —	$ —	$ —	$ —	$ (0.03)
From net realized gain	(1.54)	(3.53)	(3.43)	(4.10)	(10.13)
Total distributions	$ (1.54)	$ (3.53)	$ (3.43)	$ (4.10)	$ (10.16)
Net asset value — End of year	$ 33.61	$ 29.67	$ 28.80	$ 26.84	$ 27.35
Total Return(3)	19.38%	17.82%	21.75%	15.48%	7.73%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$138,072	$100,276	$155,419	$152,561	$178,719
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.69%	1.75%	1.76%	1.83%	1.87%
Net expenses	1.69%	1.75%	1.76%	1.83%	1.85%
Net investment loss	(0.74)%	(0.64)%	(0.67)%	(0.60)%	(0.50)% (2)
Portfolio Turnover	16%	13%	18%	29%	44%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
55
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Equity Fund — Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 62.89	$ 56.68	$ 49.44	$ 46.68	$ 52.65
Income (Loss) From Operations
Net investment income(1)	$ 0.17	$ 0.21	$ 0.20	$ 0.25	$ 0.32(2)
Net realized and unrealized gain	12.46	9.76	10.69	6.88	4.14
Total income from operations	$ 12.63	$ 9.97	$ 10.89	$ 7.13	$ 4.46
Less Distributions
From net investment income	$ (0.15)	$ (0.12)	$ (0.22)	$ (0.27)	$ (0.30)
From net realized gain	(1.57)	(3.64)	(3.43)	(4.10)	(10.13)
Total distributions	$ (1.72)	$ (3.76)	$ (3.65)	$ (4.37)	$ (10.43)
Net asset value — End of year	$ 73.80	$ 62.89	$ 56.68	$ 49.44	$ 46.68
Total Return(3)	20.57%	19.05%	23.06%	16.85%	9.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,863,128	$1,540,337	$963,446	$550,055	$472,583
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.69%	0.75%	0.76%	0.69%	0.69%
Net expenses	0.69%	0.72%	0.70%	0.67%	0.67%
Net investment income	0.26%	0.37%	0.38%	0.54%	0.68% (2)
Portfolio Turnover	16%	13%	18%	29%	44%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
56
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Financial Highlights — continued

	Equity Fund — Class R6
	Year Ended September 30,		Period Ended September 30,
	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 62.80	$ 56.65	$ 49.74
Income (Loss) From Operations
Net investment income(2)	$ 0.21	$ 0.23	$ 0.17
Net realized and unrealized gain	12.44	9.74	10.42
Total income from operations	$ 12.65	$ 9.97	$10.59
Less Distributions
From net investment income	$ (0.21)	$ (0.18)	$ (0.25)
From net realized gain	(1.57)	(3.64)	(3.43)
Total distributions	$ (1.78)	$ (3.82)	$ (3.68)
Net asset value — End of period	$ 73.67	$ 62.80	$56.65
Total Return(3)	20.65%	19.12%	22.30% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248,096	$58,035	$ 843
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.63%	0.68%	0.68% (6)
Net expenses	0.63%	0.67%	0.68% (6)
Net investment income	0.32%	0.37%	0.31% (6)
Portfolio Turnover	16%	13%	18% (7)

(1)	From October 3, 2017 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2018.
57
See Notes to Financial Statements.

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Balanced Fund (Balanced), Calvert Bond Fund (Bond) and Calvert Equity Fund (Equity) (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Balanced is to seek to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity. The investment objective of Bond is to seek to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities. The investment objective of Equity is to seek growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund's investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or
58

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Affiliated Fund. The Funds may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Funds' forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2020, based on the inputs used to value them:
Balanced
Asset Description	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$ —	$ 52,976,950	$ —	$ 52,976,950
Collateralized Mortgage-Backed Obligations	—	44,721,056	—	44,721,056
Commercial Mortgage-Backed Securities	—	14,418,299	—	14,418,299
Common Stocks	584,260,442 (2)	—	—	584,260,442
Common Stocks - Health Care	—	9,369,805 (3)	—	9,369,805
Common Stocks - Venture Capital	—	—	2,122,367	2,122,367
Convertible Bonds	—	281,664	—	281,664
Corporate Bonds	—	160,617,243	—	160,617,243
High Social Impact Investments	—	3,419,155	—	3,419,155
Preferred Stocks	1,787,731	—	—	1,787,731
Preferred Stocks - Venture Capital	—	—	453,543	453,543
Senior Floating-Rate Loans	—	4,958,553	—	4,958,553
Sovereign Government Bonds	—	1,149,024	—	1,149,024
Taxable Municipal Obligations	—	16,335,913	—	16,335,913
U.S. Government Agencies and Instrumentalities	—	5,092,298	—	5,092,298
59

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

Balanced — continued
Asset Description	Level 1	Level 2	Level 3(1)	Total
U.S. Government Agency Mortgage-Backed Securities	$ —	$ 38,771,367	$ —	$ 38,771,367
U.S. Treasury Obligations	—	28,333,548	—	28,333,548
Venture Capital Debt Obligations	—	—	40,196	40,196
Venture Capital Limited Partnership Interests	—	—	322,694	322,694
Short-Term Investments:
Other	—	33,089,296	—	33,089,296
Securities Lending Collateral	1,780,591	—	—	1,780,591
Total Investments	$587,828,764	$413,534,171	$2,938,800	$1,004,301,735
Forward Foreign Currency Exchange Contracts	$ —	$ 1,371	$ —	$ 1,371
Futures Contracts	14,551	—	—	14,551
Total	$587,843,315	$413,535,542	$2,938,800	$1,004,317,657
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (1,647)	$ —	$ (1,647)
Futures Contracts	(269,017)	—	—	(269,017)
Total	$ (269,017)	$ (1,647)	$ —	$ (270,664)

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
(3)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Bond
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 279,114,537	$ —	$ 279,114,537
Collateralized Mortgage-Backed Obligations	—	241,701,724	—	241,701,724
Commercial Mortgage-Backed Securities	—	66,699,581	—	66,699,581
Corporate Bonds	—	931,734,972	—	931,734,972
High Social Impact Investments	—	6,283,764	—	6,283,764
Preferred Stocks	7,531,630	—	—	7,531,630
Senior Floating-Rate Loans	—	27,980,528	—	27,980,528
Sovereign Government Bonds	—	7,090,750	—	7,090,750
Taxable Municipal Obligations	—	86,727,449	—	86,727,449
U.S. Government Agencies and Instrumentalities	—	32,417,826	—	32,417,826
U.S. Government Agency Mortgage-Backed Securities	—	239,378,411	—	239,378,411
U.S. Treasury Obligations	—	143,199,875	—	143,199,875
Short-Term Investments:
Commercial Paper	—	11,573,348	—	11,573,348
Other	—	122,314,034	—	122,314,034
Securities Lending Collateral	4,220,508	—	—	4,220,508
Total Investments	$11,752,138	$2,196,216,799	$ —	$2,207,968,937
60

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

Bond — continued
Asset Description	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 34,423	$ —	$ —	$ 34,423
Total	$11,786,561	$2,196,216,799	$ —	$2,208,003,360
Liability Description
Futures Contracts	$ (1,254,236)	$ —	$ —	$ (1,254,236)
Total	$ (1,254,236)	$ —	$ —	$ (1,254,236)
Equity
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 4,956,278,384(2)	$ —	$ —	$ 4,956,278,384
Common Stocks - Venture Capital	—	—	421,293	421,293
High Social Impact Investments	—	14,122,881	—	14,122,881
Preferred Stocks - Venture Capital	—	—	1,385,756	1,385,756
Venture Capital Debt Obligations	—	—	223,096	223,096
Venture Capital Limited Partnership Interests	—	—	18,123,900	18,123,900
Short-Term Investments	—	150,522,759	—	150,522,759
Total Investments	$4,956,278,384	$164,645,640	$20,154,045	$5,141,078,069

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments. Venture capital is not included in this category.
For each Fund, Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Funds may earn certain fees in connection with their investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, except for Bond, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Net investment income for Bond, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statements of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
61

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

E  Senior Floating-Rate Loans— The Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Funds purchase assignments from lenders, they acquire direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
G  Forward Foreign Currency Exchange Contracts— The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statements of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds' policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option or option on a futures contract, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index or futures contract below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index or futures contract over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared daily and paid monthly by Bond, quarterly by Balanced and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
62

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

M  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N  When-Issued Securities and Delayed Delivery Transactions— The Funds may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Funds will realize a gain or loss on investments based on the price established when the Funds entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to each Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement dated December 31, 2016 (and an amended fee schedule to such agreement effective February 1, 2019 for Bond), CRM receives a fee, payable monthly, at the following annual rates of each respective Fund's average daily net assets:
Balanced
Up to and including $500 Million	0.410%
Over $500 Million up to and including $1 Billion	0.385%
Over $1 Billion	0.350%

Bond
Up to and including $1 Billion	0.300%
Over $1 Billion	0.290%

Equity
Up to and including $2 Billion	0.500%
Over $2 Billion up to and including $3 Billion	0.425%
Over $3 Billion	0.375%
For the year ended September 30, 2020, the investment advisory fee for Balanced, Bond and Equity amounted to $3,526,649, $5,363,252 and $18,652,125, respectively, or 0.40%, 0.30% and 0.45%, respectively, of each Fund's average daily net assets. The Funds may invest their cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Atlanta Capital Management Company, LLC, an affiliate of CRM, provides sub-advisory services to Equity pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Funds' operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed, as a percentage of such class’ average daily net assets, the following amounts:
63

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

	Class A	Class C	Class I	Class R6
Balanced	0.93%	1.68%	0.68%	0.64%
Bond	0.73%	1.53%	0.53%	0.46%
Equity	0.99%	1.74%	0.74%	0.67%
The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $47,735 and $446,785 for Balanced and Bond, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $1,060,254, $2,177,897 and $5,008,680 for Balanced, Bond and Equity, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee at a rate per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee rates for Class A shares are as follows:
	Balanced	Bond	Equity
Class A Plan	0% up to $30 million, 0.25% over $30 million	0.20%	0.25%
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts.
Distribution and service fees for Balanced, Bond and Equity paid or accrued for the year ended September 30, 2020 amounted to $1,525,722, $611,121 and $4,189,896, respectively, for Class A shares and $612,329, $163,335 and $1,187,688, respectively, for Class C shares.
The Funds were informed that EVD received $164,859, $69,618 and $345,382 for Balanced, Bond and Equity, respectively, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Funds were also informed that EVD received $10,696, $1,911 and $17,569 for Balanced, Bond and Equity, respectively, of contingent deferred sales charges paid by each Fund's shareholders for the same period.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $156,070, $92,244 and $297,459 for Balanced, Bond and Equity, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
During the year ended September 30, 2020, CRM reimbursed Balanced and Bond $1,825 and $9,320, respectively, for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class of each Fund and had no significant impact on total return.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, each Fund's allocated portion of the Advisory Council compensation and fees was $13,104, $26,316 and $57,844 for Balanced, Bond and Equity, respectively, and the reimbursement was $11,968, $23,979 and $51,959 for Balanced, Bond and Equity, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
64

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities and including maturities, paydowns, principal repayments on senior floating-rate loans and TBA transactions, were as follows:
	Balanced	Bond	Equity
Purchases
U.S. Government and Agency Securities	$ 383,449,744	$ 2,264,007,207	$ —
Non-U.S. Government and Agency Securities	568,772,434	1,085,897,776	1,646,858,479
Total Purchases	$952,222,178	$3,349,904,983	$1,646,858,479
Sales
U.S. Government and Agency Securities	$ 361,835,143	$ 2,122,710,725	$ —
Non-U.S. Government and Agency Securities	507,144,195	787,183,396	650,979,933
Total Sales	$868,979,338	$2,909,894,121	$ 650,979,933
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
Year Ended September 30, 2020
	Balanced	Bond	Equity
Ordinary income	$13,045,064	$50,580,726	$ 9,307,268
Long-term capital gains	15,946,676	9,043,185	93,967,863

Year Ended September 30, 2019
	Balanced	Bond	Equity
Ordinary income	$15,962,905	$38,000,832	$ 8,387,414
Long-term capital gains	18,266,501	—	172,248,190
During the year ended September 30, 2020, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Balanced	Bond	Equity
Change in:
Paid-in capital	$ 1,238,688	$ 3,295,039	$ 18,091,095
Distributable earnings	$(1,238,688)	$(3,295,039)	$(18,091,095)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
65

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Balanced	Bond	Equity
Undistributed ordinary income	$ 3,087,351	$13,415,787	$ 15,994,232
Undistributed long-term capital gains	$ 10,219,206	$ 9,282,556	$ 108,070,379
Net unrealized appreciation	$164,425,354	$71,518,004	$1,938,800,595
Distributions payable	$ (760)	$ (321,111)	$ —
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2020, as determined on a federal income tax basis, were as follows:
	Balanced	Bond	Equity
Aggregate cost	$839,876,059	$2,136,450,933	$3,202,277,474
Gross unrealized appreciation	$ 179,009,626	$ 98,327,694	$ 1,945,807,341
Gross unrealized depreciation	(14,583,950)	(26,809,690)	(7,006,746)
Net unrealized appreciation	$164,425,676	$ 71,518,004	$1,938,800,595
5  Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2020 is included in each Fund’s Schedule of Investments. At September 30, 2020, Balanced and Bond had sufficient cash and/or securities to cover commitments under these contracts. At September 30, 2020, there were no obligations outstanding under these financial instruments for Equity.
In the normal course of pursuing their investment objectives, Balanced and Bond are subject to the following risks:
Foreign Exchange Risk: Balanced enters into forward foreign currency exchange contracts to enhance return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: Balanced and Bond enter into futures contracts and options thereon to hedge against fluctuations in interest rates and to manage overall duration.
Balanced enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $1,647. At September 30, 2020, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which Balanced invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
66

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Balanced
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 1,371	$ (1,647)
Interest rate	Futures contracts	Distributable earnings	14,551 (1)	(269,017) (1)
Total			$15,922	$(270,664)
Derivatives not subject to master netting agreement			$14,551	$(269,017)
Total Derivatives subject to master netting agreement			$ 1,371	$ (1,647)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Bond
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Interest rate	Futures contracts	Distributable earnings	$34,423 (1)	$(1,254,236) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Balanced’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statements of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2020.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$1,371	$(1,371)	$ —	$ —	$ —

67

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(1,647)	$1,371	$ —	$ —	$(276)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2020 was as follows:
Balanced
Statements of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ 1,225	$ 1,225
Futures contracts	—	(605,262)	(605,262)
Total	$ —	$(604,037)	$(604,037)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ (276)	$ —	$ (276)
Futures contracts	—	(94,339)	(94,339)
Total	$(276)	$ (94,339)	$ (94,615)

(1)	Relates to purchased options.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements on Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2020 was as follows:
Bond
Statements of Operations Caption
Net realized gain (loss):
Futures contracts	$ (4,123,655)
Total	$(4,123,655)
Change in unrealized appreciation (depreciation):
Futures contracts	$ 25,160
Total	$ 25,160
68

Calvert
Social Investment Fund
September 30, 2020
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2020, which are indicative of the volume of these derivative types, were approximately as follows:
	Balanced	Bond
Futures contracts — long	$32,799,000	$195,644,000
Futures contracts — short	$45,298,000	$216,486,000
Forward foreign currency exchange contracts*	$112,000	$ —

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2020, which is indicative of the volume of this derivative type, was approximately 1 contract for Balanced.
6  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, and the total value of collateral received were as follows:
	Balanced	Bond
Securities on Loan	$ 1,824,693	$ 4,485,120
Collateral Received:
Cash	1,780,591	4,220,508
U.S. government and/or agencies securities	76,816	369,506
Total Collateral Received	$1,857,407	$4,590,014
Equity did not have any securities on loan at September 30, 2020.
69

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Notes to Financial Statements — continued

The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
Balanced	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 40,466	$ —	$ —	$ —	$ 40,466
Corporate Bonds	1,587,773	—	—	—	1,587,773
U.S. Treasury Obligations	152,352	—	—	—	152,352
Total	$1,780,591	$ —	$ —	$ —	$1,780,591

Bond	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$4,220,508	$ —	$ —	$ —	$4,220,508
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2020 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Funds participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
Equity had no borrowings pursuant to its lines of credit during the year ended September 30, 2020. Balanced and Bond did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Balanced and Bond had no borrowings outstanding pursuant to this line of credit at September 30, 2020. Effective October 27, 2020, the Funds renewed their line of credit agreement, which expires October 26, 2021, at substantially the same terms.
8  Affiliated Companies and Funds
Each Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with one member of the Advisory Council to the Fund Board. In addition, another director/trustee on the Fund Board and a member of the Advisory Council each serve as a director emeritus on the CIC Board.
In addition to the Notes, a Fund may also invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2020, the value of each Fund’s investment in the Notes and affiliated companies and funds was $35,703,279, $127,579,195 and $161,646,810 for Balanced, Bond and Equity, respectively, which represents 3.7%, 6.4% and 3.1% of net assets for Balanced, Bond and Equity, respectively. Transactions in the Notes and affiliated companies and funds by the Funds for the year ended September 30, 2020 were as follows:
70

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Notes to Financial Statements — continued

Balanced
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$ 4,244,095	$ —	$ (4,266,666)	$ —	$ 22,571	$ —	$ 12,444	$ —
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(1)	—	2,615,531	—	—	(13,261)	2,602,270	31,060	2,615,531
Venture Capital Limited Partnership Interests
GEEMF Partners, L.P.(1)(2)(3)	16,995	—	—	—	(5,282)	11,713	—	—
Short-Term Investments
Calvert Cash Reserves Fund, LLC	—	115,954,401	(82,867,358)	3,881	(1,628)	33,089,296	10,170	33,085,988
Totals				$ 3,881	$ 2,400	$ 35,703,279	$ 53,674

(1)	Restricted security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(3)	Non-income producing security.
Bond
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$ 5,060,480	$ —	$ (5,087,392)	$ —	$ 26,912	$ —	$ 14,838	$ —
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(1)	—	5,291,992	—	—	(26,831)	5,265,161	62,843	5,291,992
Short-Term Investments
Calvert Cash Reserves Fund, LLC	—	349,032,068	(226,730,142)	16,050	(3,942)	122,314,034	38,781	122,301,804
Totals				$16,050	$ (3,861)	$127,579,195	$116,462

(1)	Restricted security.
71

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Equity
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$10,776,566	$ —	$ (10,833,877)	$ —	$ 57,311	$ —	$ 31,599	$ —
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/20(1)	—	11,180,737	—	—	(56,686)	11,124,051	132,771	11,180,737
Short-Term Investments
Calvert Cash Reserves Fund, LLC	—	478,027,452	(327,512,498)	17,773	(9,968)	150,522,759	59,048	150,507,709
Totals				$17,773	$ (9,343)	$161,646,810	$223,418

(1)	Restricted security.
9  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
Balanced
	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,223,201	$ 77,762,086	1,865,904	$ 60,147,297
Reinvestment of distributions	599,745	20,504,804	814,777	25,453,894
Shares redeemed	(2,494,439)	(84,932,713)	(2,154,847)	(69,467,552)
Converted from Class C	52,959	1,837,189	311,077	9,580,124
Net increase	381,466	$ 15,171,366	836,911	$ 25,713,763
Class C
Shares sold	582,115	$ 19,551,751	355,676	$ 11,047,013
Reinvestment of distributions	43,370	1,431,914	74,007	2,218,170
Shares redeemed	(370,131)	(12,378,477)	(367,152)	(11,365,290)
Converted to Class A	(54,899)	(1,837,189)	(321,943)	(9,580,124)
Net increase (decrease)	200,455	$ 6,767,999	(259,412)	$ (7,680,231)
72

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Social Investment Fund
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Notes to Financial Statements — continued

Balanced — continued
	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,498,598	$123,151,257	1,642,045	$ 54,737,017
Reinvestment of distributions	155,310	5,404,776	151,627	4,849,789
Shares redeemed	(2,087,839)	(70,639,817)	(720,682)	(23,668,848)
Net increase	1,566,069	$ 57,916,216	1,072,990	$ 35,917,958
Class R6
Shares sold	134,011	$ 4,735,143	6,583	$ 228,286
Reinvestment of distributions	1,481	51,663	27	939
Shares redeemed	(28,829)	(985,827)	(21)	(737)
Net increase	106,663	$ 3,800,979	6,589	$ 228,488

(1)	For Class R6, for the period from the commencement of operations, February 1, 2019, to September 30, 2019.
Bond
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,130,978	$ 85,461,047	5,276,946	$ 84,824,770
Reinvestment of distributions	541,849	9,015,319	402,903	6,487,626
Shares redeemed	(3,951,052)	(65,350,129)	(4,620,300)	(74,031,503)
Converted from Class C	67,247	1,113,725	352,472	5,586,284
Net increase	1,789,022	$ 30,239,962	1,412,021	$ 22,867,177
Class C
Shares sold	310,341	$ 5,118,957	167,759	$ 2,686,003
Reinvestment of distributions	21,047	347,329	17,161	273,126
Shares redeemed	(230,521)	(3,818,622)	(310,875)	(4,914,120)
Converted to Class A	(67,722)	(1,113,725)	(355,133)	(5,586,284)
Net increase (decrease)	33,145	$ 533,939	(481,088)	$ (7,541,275)
Class I
Shares sold	34,216,535	$ 572,181,879	43,020,418	$ 690,624,502
Reinvestment of distributions	2,363,018	39,409,202	1,452,017	23,497,972
Shares redeemed	(24,176,037)	(399,615,184)	(19,995,464)	(322,601,114)
Net increase	12,403,516	$ 211,975,897	24,476,971	$ 391,521,360
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Social Investment Fund
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Notes to Financial Statements — continued

Bond — continued
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class R6
Shares sold	8,894,923	$ 148,398,845	13,695,226	$ 222,608,619
Reinvestment of distributions	279,847	4,665,770	211,903	3,412,318
Shares redeemed	(8,396,642)	(140,059,939)	(7,283,233)	(116,331,668)
Net increase	778,128	$ 13,004,676	6,623,896	$ 109,689,269
Equity
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,339,248	$ 355,137,653	6,520,124	$ 317,815,646
Reinvestment of distributions	839,598	44,893,534	2,005,932	88,943,024
Shares redeemed	(6,883,645)	(378,434,797)	(6,446,073)	(317,884,466)
Converted from Class C	166,674	9,236,504	1,283,886	56,593,514
Net increase	461,875	$ 30,832,894	3,363,869	$ 145,467,718
Class C
Shares sold	1,705,944	$ 50,511,933	747,684	$ 20,389,255
Reinvestment of distributions	163,702	4,698,243	695,257	17,068,549
Shares redeemed	(830,541)	(25,092,889)	(1,137,627)	(30,540,399)
Converted to Class A	(310,277)	(9,236,504)	(2,322,116)	(56,593,514)
Net increase (decrease)	728,828	$ 20,880,783	(2,016,802)	$ (49,676,109)
Class I
Shares sold	29,250,927	$ 1,867,963,569	13,952,047	$ 812,619,838
Reinvestment of distributions	649,405	40,581,339	1,020,585	52,651,989
Shares redeemed	(15,596,234)	(1,014,724,578)	(7,476,858)	(421,374,510)
Net increase	14,304,098	$ 893,820,330	7,495,774	$ 443,897,317
Class R6
Shares sold	3,301,004	$ 212,995,905	946,201	$ 56,727,582
Reinvestment of distributions	17,576	1,095,871	1,431	73,704
Shares redeemed	(875,103)	(59,439,908)	(38,368)	(2,338,585)
Net increase	2,443,477	$ 154,651,868	909,264	$ 54,462,701
10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, Balanced and Equity are committed to future capital calls, which will increase each Fund's investment in these securities. The aggregate amount of the future capital commitments totaled $143,717 and $853,132 for Balanced and Equity, respectively, at September 30, 2020. Balanced and Equity had sufficient cash and/or securities to cover these commitments.
74

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Notes to Financial Statements — continued

Unfunded capital commitments by investment at September 30, 2020 were as follows:
Balanced
Name of Investment	Unfunded Commitment
First Analysis Private Equity Fund IV, L.P.	$ 60,000
Learn Capital Venture Partners III, L.P.	83,717
Total	$143,717
Equity
Name of Investment	Unfunded Commitment
Accion Frontier Inclusion Fund L.P.	$ 129,571
Adobe Capital Social Mezzanine I L.P.	29,267
Africa Renewable Energy Fund L.P.	8,437
Arborview Capital Partners L.P.	21,796
Blackstone Clean Technology Partners L.P.	3,170
Bridges Ventures US Sustainable Growth Fund L.P.	81,124
China Environment Fund III L.P.	1,205
Core Innovations Capital I L.P.	51,766
Cross Culture Ventures I L.P.	65,087
DBL Partners III L.P.	149,430
First Analysis Private Equity Fund V L.P.	18,302
Impact Ventures II L.P.	9,632
Leapfrog Financial Inclusion Fund	78,436
New Markets Education Partners L.P.	57,000
New Markets Venture Partners II L.P.	25,000
Owl Ventures L.P.	20,000
Westly Capital Partners Fund II L.P.	103,909
Total	$853,132
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
75

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Notes to Financial Statements — continued

12  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of each Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, each Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by each Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
76

Calvert
Social Investment Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Balanced Fund, Calvert Bond Fund and Calvert Equity Fund (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
77

Calvert
Social Investment Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Business Income. For the fiscal year ended September 30, 2020, Balanced designates approximately $236,393, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Balanced Fund	$ 7,822,968
Equity Fund	$ 33,275,115
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2020 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Balanced Fund	51.20%
Equity Fund	100.00%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2020, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Balanced Fund	$ 11,171,392
Bond Fund	$ 11,272,113
Equity Fund	$123,829,854
78

Calvert
Social Investment Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
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Calvert
Social Investment Fund
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Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
80

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September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
81

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
82

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Calvert Equity Fund - Investment Sub-Adviser
Atlanta Capital Management Company, LLC
1075 Peachtree Street, Suite 2100
Atlanta, GA 30309
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24203     9.30.20

Calvert
Asset Allocation Funds
Annual Report
September 30, 2020

Conservative Allocation    •    Moderate Allocation    •    Growth Allocation
Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
Asset Allocation Funds

Calvert
Asset Allocation Funds
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in more than a decade.
The period began with stocks rallying, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest-rate reductions by the U.S. Federal Reserve (the Fed).
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus became a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and precipitated a global economic slowdown. Equity markets declined amid unprecedented volatility.
In response, the Fed announced two rate cuts in March 2020 along with other measures to shore up equity and credit markets. In July, the Fed indicated it would maintain rates around zero percent for the foreseeable future and do all it could to support the U.S. economy.
This helped calm markets and initiated a new equity rally that lasted most of the summer. As shutdowns relaxed, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998.
In September 2020, however, the equity rally stalled as stock prices began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were rising in more than 30 states and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period. For the full period, the S&P 500® Index returned 15.15% while the Nasdaq Composite Index returned 40.96%.
On the fixed-income side, news of the coronavirus outbreak in early 2020 led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic, credit markets declined along with equity markets.
The Fed’s rate cuts and assurances of continuing support helped calm the markets and initiated a new fixed-income rally that lasted through most of the summer. The rally stalled in August, however, as investors worried about a resurgence of the coronavirus. For the rest of the period, fixed-income prices were flat to down, driven in part by dim prospects for additional fiscal stimulus.
For the full period, Bloomberg Barclays U.S. Aggregate Bond Index returned 6.98%; Bloomberg Barclays U.S. Corporate Bond Index returned 7.90%; and Bloomberg Barclays High Yield Index returned 3.25%.
Fund Performance - Calvert Conservative Allocation Fund
For the 12-month period ended September 30, 2020, Calvert Conservative Allocation Fund (the Fund) returned 8.66% for Class A shares at net asset value, outperforming its primary benchmark, the
Bloomberg Barclays U.S. Aggregate Bond Index, (the Index), which returned 6.98%. The Fund underperformed its blended benchmark, the Conservative Allocation Blended Benchmark (the Blended Index), which returned 9.26% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index, and 65% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 50%-80% of its net assets in underlying Calvert funds that invest primarily in income securities, and 20%-50% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to equities, which overall matched the weight the Blended Index allocated to equities, detracted from performance relative to the Blended Index. In particular, an underweight exposure to U.S. large-cap growth stocks, one of the strongest areas of global capital markets during the period, weighed on relative performance. Overweight exposures to non-U.S. stocks as well as to value, small- and mid-cap stocks also detracted from returns during the period.
The Fund’s allocation to income assets also detracted as a result of its overweight exposure to non-investment-grade corporate securities, which underperformed the income portion of the Blended Index. The income allocation’s short duration relative to the income portion of the Blended Index was also detrimental as yields fell substantially during the period.
In particular, the Fund’s allocation to Calvert Bond Fund, a sizeable allocation within the income portion of the Fund, underperformed as a result of Calvert Bond Fund’s duration profile as well as its overweight exposure to corporate and securitized assets.
While the Fund’s overall allocation to equities detracted from relative returns, many of the individual underlying equity funds outperformed their benchmarks and allocations to them contributed to performance relative to the Blended Index. These included Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert Mid-Cap Fund, and Calvert International Equity Fund.
Although the Fund’s income allocation detracted overall, the Fund’s allocation to the Calvert High Yield Bond Fund, which outperformed its benchmark, also contributed to performance relative to the Blended Index during the period.
An allocation to U.S. Treasury Inflation Protected Securities (TIPS), which is not included in the Blended Index, further enhanced performance as TIPS outperformed the income portion of the Blended Index during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Asset Allocation Funds
September 30, 2020
Management's Discussion of Fund Performance† — continued

Fund Performance - Calvert Moderate Allocation Fund
For the 12-month period ended September 30, 2020, Calvert Moderate Allocation Fund (the Fund) returned 10.44% for Class A shares at net asset value, underperforming its primary benchmark, the Russell 3000® Index, (the Index), which returned 15.00%. The Fund also underperformed its blended composite benchmark, the Moderate Allocation Blended Benchmark (the Blended Index), which returned 10.52% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index, and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 20%-50% of its net assets in underlying Calvert funds that invest primarily in income securities, and 50%-80% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
The Fund’s allocation to equities detracted overall from performance relative to the Blended Index. A slight underweight exposure to equities overall and an underweight exposure specifically to U.S. large-cap growth stocks, which were among the strongest performers of global capital markets during the period, weighed on relative performance. Overweight exposures to non-U.S., value, and small- and mid-cap stocks also had a negative impact on relative returns during the period.
The Fund’s allocation to income assets also detracted slightly as a result of its overweight exposure to non-investment-grade corporate securities, which underperformed the income portion of the Blended Index. The income allocation’s short duration relative to the income portion of the Blended Index was also detrimental as yields fell substantially during the period.
In particular, the Fund’s allocation to Calvert Bond Fund, a sizeable allocation within the income portion of the Fund, underperformed as a result of Calvert Bond Fund’s duration profile as well as its overweight exposure to corporate and securitized assets during the period.
While the Fund’s overall allocation to equities detracted from relative returns, many of the individual underlying equity funds outperformed their benchmarks, and allocations to these funds contributed to performance relative to the Blended Index. These included Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert Mid-Cap Fund, and Calvert International Equity Fund.
While the Fund’s income allocation also detracted overall, the Fund’s allocation to Calvert High Yield Bond Fund, which outperformed its benchmark, also contributed to relative performance during the period.
An allocation to U.S. Treasury Inflation Protected Securities (TIPS), which is not included in the Blended Index, further enhanced performance as TIPS outperformed the income portion of the Blended Index during the period.
Fund Performance - Calvert Growth Allocation Fund
For the 12-month period ended September 30, 2020, Calvert Growth Allocation Fund (the Fund) returned 12.52% for Class A shares at net asset value, underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 15.00%. The Fund outperformed its blended benchmark, the Growth Allocation Blended Benchmark (the Blended Index), which returned 10.96% for the period.
The Blended Index is an internally constructed benchmark comprising a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index, and 10% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund is a “fund of funds” and typically invests 0%-20% of its net assets in underlying Calvert funds that invest primarily in income securities, and 80%-100% of its net assets in underlying Calvert funds that invest primarily in equity securities. The Fund may also invest up to 10% of its net assets in cash and short-term money market instruments.
While the Fund’s overall allocation to equities, which overall matched the weight the Blended Index allocated to equities, detracted from returns relative to the Blended Index, many of the individual underlying equity funds outperformed their own benchmarks, and allocations to them contributed to performance relative to the Blended Index. These included Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert Mid-Cap Fund, and Calvert International Equity Fund.
The Fund’s allocation to income assets also detracted overall, but the Fund’s allocation to Calvert High Yield Bond Fund, which outperformed its benchmark, contributed to performance relative to the Blended Index during the period.
An allocation to U.S. Treasury Inflation Protected Securities (TIPS), which is not included in the Blended Index, further enhanced performance as TIPS outperformed the income portion of the Blended Index during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Asset Allocation Funds
September 30, 2020
Management's Discussion of Fund Performance† — continued

The use of derivatives in the Fund also positively contributed to performance relative to the Blended Index during the period. Although the use of derivatives in the income portion of the Fund had a slightly negative impact, their use in the equity portion was strongly positive and the combined effect was decisively positive.
Within the Fund’s equity allocation, an underweight exposure to U.S. large-cap growth stocks, which were among the strongest performers of global capital markets during the period, weighed on performance relative to the Blended Index. Overweight exposure to non-U.S., value, and small- and mid-cap stocks also had a negative impact on relative returns during the period.
The Fund’s overall allocation to income assets detracted, in part, because of an overweight exposure to non-investment-grade corporate securities, which underperformed the income portion of the Blended Index. The income allocation’s short duration relative to the income portion of the Blended Index was also detrimental as yields fell substantially during the period.
In particular, the Fund’s allocation to Calvert Bond Fund detracted as Calvert Bond Fund underperformed relative to its benchmark during the period because of its shorter-than-Index duration and its overweight exposure to corporate and securitized assets during the period. The Fund did not hold shares of the Calvert Bond Fund at period end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Conservative Allocation Fund
September 30, 2020
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	8.66%	6.49%	6.37%
Class A with 4.75% Maximum Sales Charge	—	—	3.48	5.46	5.85
Class C at NAV	04/29/2005	04/29/2005	7.81	5.68	5.42
Class C with 1% Maximum Sales Charge	—	—	6.81	5.68	5.42
Class I at NAV	05/20/2016	04/29/2005	8.93	6.79	6.51

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	6.98%	4.17%	3.63%
Conservative Allocation Blended Benchmark	—	—	9.26	7.00	6.34

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.06%	1.81%	0.81%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$16,952	N.A.
Class I	$250,000	09/30/2010	$470,182	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
5

Calvert
Conservative Allocation Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Calvert Bond Fund, Class R6	27.7%
Calvert US Large-Cap Value Responsible Index Fund, Class I	7.4
Calvert Floating-Rate Advantage Fund, Class R6	6.7
Calvert Flexible Bond Fund (formerly, Calvert Absolute Return Bond Fund), Class R6	6.2
Calvert Ultra-Short Duration Income Fund, Class R6	5.8
Calvert US Large-Cap Core Responsible Index Fund, Class R6	5.2
Calvert International Equity Fund, Class R6	4.3
Calvert US Large-Cap Growth Responsible Index Fund, Class I	3.3
Calvert International Opportunities Fund, Class R6	3.0
Calvert High Yield Bond Fund, Class I	2.9
Total	72.5%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
6

Calvert
Moderate Allocation Fund
September 30, 2020
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/29/2005	04/29/2005	10.44%	8.45%	8.10%
Class A with 4.75% Maximum Sales Charge	—	—	5.20	7.41	7.58
Class C at NAV	04/29/2005	04/29/2005	9.62	7.66	7.30
Class C with 1% Maximum Sales Charge	—	—	8.62	7.66	7.30
Class I at NAV	05/20/2016	04/29/2005	10.71	8.75	8.25

Russell 3000® Index	—	—	15.00%	13.67%	13.47%
Moderate Allocation Blended Benchmark	—	—	10.52	9.13	8.37

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.95%	1.70%	0.70%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$20,247	N.A.
Class I	$250,000	09/30/2010	$552,704	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
7

Calvert
Moderate Allocation Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Calvert US Large-Cap Core Responsible Index Fund, Class R6	13.6%
Calvert US Large-Cap Value Responsible Index Fund, Class I	11.1
Calvert Bond Fund, Class R6	7.9
Calvert International Equity Fund, Class R6	7.0
Calvert International Opportunities Fund, Class R6	6.3
Calvert Ultra-Short Duration Income Fund, Class R6	5.0
Calvert High Yield Bond Fund, Class I	4.9
Calvert Floating-Rate Advantage Fund, Class R6	4.9
Calvert US Large-Cap Growth Responsible Index Fund, Class I	4.6
Calvert Flexible Bond Fund (formerly, Calvert Absolute Return Bond Fund), Class R6	4.3
Total	69.6%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
8

Calvert
Growth Allocation Fund
September 30, 2020
Performance

Portfolio Managers Dan R. Strelow, CFA, CIPM and Justin H. Bourgette, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2005	06/30/2005	12.52%	10.06%	9.67%
Class A with 4.75% Maximum Sales Charge	—	—	7.15	8.99	9.14
Class C at NAV	06/30/2005	06/30/2005	11.67	9.21	8.60
Class C with 1% Maximum Sales Charge	—	—	10.67	9.21	8.60
Class I at NAV	05/20/2016	06/30/2005	12.81	10.35	9.82

Russell 3000® Index	—	—	15.00%	13.67%	13.47%
Growth Allocation Blended Benchmark	—	—	10.96	10.63	9.78

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.00%	1.75%	0.75%
Net	0.91	1.66	0.66
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$22,841	N.A.
Class I	$250,000	09/30/2010	$638,347	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
9

Calvert
Growth Allocation Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Calvert US Large-Cap Core Responsible Index Fund, Class R6	20.4%
Calvert US Large-Cap Value Responsible Index Fund, Class I	15.5
Calvert International Equity Fund, Class R6	10.8
Calvert International Opportunities Fund, Class R6	9.2
Calvert International Responsible Index Fund, Class R6	6.7
Calvert US Large-Cap Growth Responsible Index Fund, Class I	6.3
Calvert Emerging Markets Advancement Fund, Class I	5.7
Calvert Emerging Markets Equity Fund, Class R6	5.7
Calvert Equity Fund, Class R6	4.3
Calvert Small-Cap Fund, Class R6	3.1
Total	87.7%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
10

Calvert
Asset Allocation Funds
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI ACWI ex USA Investable Market Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States, with comprehensive coverage of securities in those markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Conservative Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 25% Russell 3000® Index, 10% MSCI ACWI ex USA Investable Market Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. The Moderate Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 45% Russell 3000® Index, 20% MSCI ACWI ex USA Investable Market Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. The Growth Allocation Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 3000® Index, 30% MSCI ACWI ex USA Investable Market Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement for Calvert Growth Allocation Fund that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profiles subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

11

Calvert
Asset Allocation Funds
September 30, 2020
Endnotes and Additional Disclosures — continued

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
12

Calvert
Asset Allocation Funds
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Conservative Allocation Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,153.10	$2.15	0.40%
Class C	$1,000.00	$1,148.70	$6.18	1.15%
Class I	$1,000.00	$1,154.40	$0.81	0.15%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,023.00	$2.02	0.40%
Class C	$1,000.00	$1,019.25	$5.81	1.15%
Class I	$1,000.00	$1,024.25	$0.76	0.15%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
13

Calvert
Asset Allocation Funds
September 30, 2020
Fund Expenses — continued

Calvert Moderate Allocation Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,218.40	$2.27	0.41%
Class C	$1,000.00	$1,214.10	$6.42	1.16%
Class I	$1,000.00	$1,220.30	$0.89	0.16%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.95	$2.07	0.41%
Class C	$1,000.00	$1,019.20	$5.86	1.16%
Class I	$1,000.00	$1,024.20	$0.81	0.16%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
Calvert Growth Allocation Fund

	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,298.40	$2.47 **	0.43%
Class C	$1,000.00	$1,292.80	$6.76 **	1.18%
Class I	$1,000.00	$1,300.10	$1.04 **	0.18%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.85	$2.17	0.43%
Class C	$1,000.00	$1,019.10	$5.96	1.18%
Class I	$1,000.00	$1,024.10	$0.91	0.18%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
14

Calvert
Conservative Allocation Fund
September 30, 2020
Schedule of Investments

Mutual Funds(1) — 86.0%

Security	Shares	Value
Equity Funds — 34.7%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	120,165	$ 3,125,499
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	227,136	5,548,918
Calvert US Large-Cap Core Responsible Index Fund, Class R6	417,849	12,765,277
Calvert US Large-Cap Growth Responsible Index Fund, Class I	199,782	8,007,260
Calvert US Large-Cap Value Responsible Index Fund, Class I	785,571	18,193,826
Calvert US Mid-Cap Core Responsible Index Fund, Class I	63,653	1,872,679
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	87,400	6,438,756
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	474,154	5,054,479
Calvert Emerging Markets Equity Fund, Class R6	244,685	4,524,233
Calvert International Equity Fund, Class R6	482,641	10,502,265
Calvert International Opportunities Fund, Class R6	424,134	7,481,737
Calvert Mid-Cap Fund, Class I	46,659	1,902,301
		$ 85,417,230
Income Funds — 51.3%
Calvert Management Series:
Calvert Flexible Bond Fund (formerly, Calvert Absolute Return Bond Fund), Class R6	1,035,072	$ 15,215,561
Calvert Floating-Rate Advantage Fund, Class R6	1,794,476	16,545,069
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	3,998,562	68,095,519
The Calvert Fund:
Calvert High Yield Bond Fund, Class I	274,443	7,184,910
Calvert Short Duration Income Fund, Class R6	285,768	4,663,739
Calvert Ultra-Short Duration Income Fund, Class R6	1,458,099	14,376,852
		$ 126,081,650
Total Mutual Funds (identified cost $194,727,866)		$ 211,498,880

U.S. Treasury Obligations — 5.5%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/45(2)(3)	$3,208	$ 4,082,046
U.S. Treasury Inflation-Protected Notes:
0.625%, 4/15/23(2)	3,382	3,537,996
0.875%, 1/15/29(2)(3)	4,960	5,778,472
Total U.S. Treasury Obligations (identified cost $11,599,088)		$ 13,398,514

Short-Term Investments — 8.6%

Other — 8.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	21,268,725	$ 21,270,852
Total Short-Term Investments (identified cost $21,270,317)		$ 21,270,852
Total Investments — 100.1% (identified cost $227,597,271)		$ 246,168,246

Other Assets, Less Liabilities — (0.1)%	$ (321,716)
Net Assets — 100.0%	$ 245,846,530

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

15
See Notes to Financial Statements.

Calvert
Conservative Allocation Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	186	Long	12/31/20	$41,098,735	$ 26,987
U.S. 5-Year Treasury Note	73	Long	12/31/20	9,200,281	18,176
U.S. Ultra 10-Year Treasury Note	21	Long	12/21/20	3,358,359	26,530
U.S. Ultra-Long Treasury Bond	2	Long	12/21/20	443,625	6,495
					$78,188
16
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2020
Schedule of Investments

Mutual Funds(1) — 89.8%

Security	Shares	Value
Equity Funds — 61.4%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	240,956	$ 6,267,262
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	575,408	14,057,209
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,569,402	47,945,243
Calvert US Large-Cap Growth Responsible Index Fund, Class I	406,848	16,306,469
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,696,610	39,293,493
Calvert US Mid-Cap Core Responsible Index Fund, Class I	125,992	3,706,684
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	165,539	12,195,239
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,203,982	12,834,454
Calvert Emerging Markets Equity Fund, Class R6	710,214	13,131,851
Calvert International Equity Fund, Class R6	1,131,622	24,624,100
Calvert International Opportunities Fund, Class R6	1,259,608	22,219,497
Calvert Mid-Cap Fund, Class I	90,309	3,681,883
		$ 216,263,384
Income Funds — 28.4%
Calvert Management Series:
Calvert Flexible Bond Fund (formerly, Calvert Absolute Return Bond Fund), Class R6	1,037,743	$ 15,254,821
Calvert Floating-Rate Advantage Fund, Class R6	1,859,717	17,146,590
Calvert Social Investment Fund:
Calvert Bond Fund, Class R6	1,639,357	27,918,250
The Calvert Fund:
Calvert High Yield Bond Fund, Class I	665,095	17,412,192
Calvert Short Duration Income Fund, Class R6	301,148	4,914,734
Calvert Ultra-Short Duration Income Fund, Class R6	1,773,646	17,488,143
		$ 100,134,730
Total Mutual Funds (identified cost $277,664,821)		$ 316,398,114

U.S. Treasury Obligations — 4.9%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/45(2)(3)	$5,055	$ 6,432,443
U.S. Treasury Inflation-Protected Notes:
0.625%, 4/15/23(2)	4,586	4,796,968
0.875%, 1/15/29(2)(3)	5,226	6,089,271
Total U.S. Treasury Obligations (identified cost $14,887,988)		$ 17,318,682

Short-Term Investments — 5.3%

Other — 5.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	18,726,263	$ 18,728,136
Total Short-Term Investments (identified cost $18,727,569)		$ 18,728,136
Total Investments — 100.0% (identified cost $311,280,378)		$ 352,444,932

Other Assets, Less Liabilities — 0.0%(5)	$ 167,233
Net Assets — 100.0%	$ 352,612,165

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(5)	Amount is less than 0.05%.

17
See Notes to Financial Statements.

Calvert
Moderate Allocation Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	246	Long	12/31/20	$54,356,391	$ 35,692
U.S. Ultra 10-Year Treasury Note	7	Long	12/21/20	1,119,453	8,843
U.S. Ultra-Long Treasury Bond	(23)	Short	12/21/20	(5,101,688)	(75,523)
					$(30,988)
18
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2020
Schedule of Investments

Mutual Funds(1) — 97.1%

Security	Shares	Value
Equity Funds — 91.3%
Calvert Impact Fund, Inc.:
Calvert Small-Cap Fund, Class R6	231,547	$ 6,022,527
Calvert Responsible Index Series, Inc.:
Calvert International Responsible Index Fund, Class R6	522,546	12,765,779
Calvert US Large-Cap Core Responsible Index Fund, Class R6	1,282,945	39,193,967
Calvert US Large-Cap Growth Responsible Index Fund, Class I	303,078	12,147,386
Calvert US Large-Cap Value Responsible Index Fund, Class I	1,283,929	29,735,795
Calvert US Mid-Cap Core Responsible Index Fund, Class I	114,262	3,361,590
Calvert Social Investment Fund:
Calvert Equity Fund, Class R6	110,955	8,174,067
Calvert World Values Fund, Inc.:
Calvert Emerging Markets Advancement Fund, Class I	1,023,865	10,914,406
Calvert Emerging Markets Equity Fund, Class R6	589,017	10,890,928
Calvert International Equity Fund, Class R6	955,583	20,793,489
Calvert International Opportunities Fund, Class R6	1,001,712	17,670,191
Calvert Mid-Cap Fund, Class I	81,773	3,333,882
		$ 175,004,007
Income Funds — 5.8%
Calvert Management Series:
Calvert Floating-Rate Advantage Fund, Class R6	600,414	$ 5,535,820
The Calvert Fund:
Calvert High Yield Bond Fund, Class I	213,812	5,597,601
		$ 11,133,421
Total Mutual Funds (identified cost $157,940,307)		$ 186,137,428

U.S. Treasury Obligations — 1.9%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bonds, 0.250%, 2/15/50(2)(3)	$3,124	$ 3,684,328
Total U.S. Treasury Obligations (identified cost $3,122,211)		$ 3,684,328

Short-Term Investments — 4.0%

Other — 4.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	7,702,186	$ 7,702,956
Total Short-Term Investments (identified cost $7,703,109)		$ 7,702,956
Total Investments — 103.0% (identified cost $168,765,627)		$ 197,524,712

Other Assets, Less Liabilities — (3.0)%	$ (5,740,984)
Net Assets — 100.0%	$ 191,783,728

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Affiliated fund.
(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

19
See Notes to Financial Statements.

Calvert
Growth Allocation Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	11	Long	12/18/20	$ 1,843,600	$ (23,735)
Interest Rate Futures
U.S. 2-Year Treasury Note	105	Long	12/31/20	23,200,899	15,235
U.S. 5-Year Treasury Note	(55)	Short	12/31/20	(6,931,719)	(12,994)
U.S. Ultra-Long Treasury Bond	(34)	Short	12/21/20	(7,541,625)	(111,643)
					$(133,137)
20
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Statements of Assets and Liabilities

	September 30, 2020
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $11,599,088, $14,887,988 and $3,122,211, respectively)	$ 13,398,514	$ 17,318,682	$ 3,684,328
Investments in securities of affiliated issuers, at value (identified cost $215,998,183, $296,392,390 and $165,643,416, respectively)	232,769,732	335,126,250	193,840,384
Receivable for variation margin on open futures contracts	—	40,531	85,078
Receivable for investments sold	5,031,247	9,231,939	3,732,994
Receivable for capital shares sold	301,001	149,375	221,990
Interest receivable	22,032	27,769	997
Dividends receivable - affiliated	284,212	246,939	44,893
Receivable from affiliate	—	1,150	6,087
Trustees' deferred compensation plan	109,489	161,063	85,174
Total assets	$251,916,227	$362,303,698	$201,701,925
Liabilities
Payable for variation margin on open futures contracts	$ 22,833	$ —	$ —
Payable for investments purchased	5,643,849	9,288,347	9,612,512
Payable for capital shares redeemed	159,093	42,366	89,542
Payable to affiliates:
Distribution and service fees	59,975	81,831	45,608
Sub-transfer agency fee	4,235	9,882	9,000
Trustees' deferred compensation plan	109,489	161,063	85,174
Accrued expenses	70,223	108,044	76,361
Total liabilities	$ 6,069,697	$ 9,691,533	$ 9,918,197
Net Assets	$245,846,530	$352,612,165	$191,783,728
Sources of Net Assets
Paid-in capital	$ 222,089,910	$ 302,175,427	$ 158,469,292
Distributable earnings	23,756,620	50,436,738	33,314,436
Total	$245,846,530	$352,612,165	$191,783,728
Class A Shares
Net Assets	$ 177,059,569	$ 259,726,120	$ 157,658,935
Shares Outstanding	9,655,750	12,568,917	7,116,963
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 18.34	$ 20.66	$ 22.15
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 19.25	$ 21.69	$ 23.25
Class C Shares
Net Assets	$ 29,016,962	$ 34,673,574	$ 16,418,670
Shares Outstanding	1,601,938	1,772,717	881,262
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 18.11	$ 19.56	$ 18.63
21
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Statements of Assets and Liabilities — continued

	September 30, 2020
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class I Shares
Net Assets	$39,769,999	$58,212,471	$17,706,123
Shares Outstanding	2,167,342	2,814,328	795,128
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 18.35	$ 20.68	$ 22.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
22
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Statements of Operations

	Year Ended September 30, 2020
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Investment Income
Dividend income - affiliated issuers	$ 4,564,297	$ 5,479,323	$ 2,155,405
Interest income	214,804	295,764	77,951
Securities lending income, net	—	—	882
Total investment income	$ 4,779,101	$ 5,775,087	$ 2,234,238
Expenses
Distribution and service fees:
Class A	$ 415,552	$ 626,768	$ 358,526
Class C	293,928	358,939	155,682
Trustees' fees and expenses	9,425	13,870	7,001
Custodian fees	235	252	1,762
Transfer agency fees and expenses	192,941	329,395	234,899
Accounting fees	24,211	41,295	17,450
Professional fees	34,307	40,233	32,992
Registration fees	64,519	65,669	60,287
Reports to shareholders	9,537	22,026	12,130
Miscellaneous	21,885	29,376	20,446
Total expenses	$ 1,066,540	$ 1,527,823	$ 901,175
Waiver and/or reimbursement of expenses by affiliate	$ —	$ —	$ (72,794)
Reimbursement of expenses - other	(3,099)	(4,737)	(2,428)
Net expenses	$ 1,063,441	$ 1,523,086	$ 825,953
Net investment income	$ 3,715,660	$ 4,252,001	$ 1,408,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (including payment from affiliate of $0, $0 and $136,347, respectively)	$ 59,987	$ 227,473	$ 1,213,542
Investment securities - affiliated issuers	2,852,970	8,485,580	2,730,953
Futures contracts	1,944,504	624,497	1,160,401
Written options	9,886	14,829	12,358
Capital gains distributions received from affiliated issuers	1,025,721	1,248,635	707,217
Net realized gain	$ 5,893,068	$10,601,014	$ 5,824,471
Change in unrealized appreciation (depreciation):
Investment securities	$ 1,279,645	$ 1,681,918	$ 230,157
Investment securities - affiliated issuers	7,118,569	16,428,522	13,616,210
Futures contracts	337,253	102,937	(233,872)
Foreign currency	12,215	29,593	34,696
Net change in unrealized appreciation (depreciation)	$ 8,747,682	$18,242,970	$13,647,191
Net realized and unrealized gain	$14,640,750	$28,843,984	$19,471,662
Net increase in net assets from operations	$18,356,410	$33,095,985	$20,879,947
23
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30, 2020
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,715,660	$ 4,252,001	$ 1,408,285
Net realized gain	5,893,068	10,601,014	5,824,471
Net change in unrealized appreciation (depreciation)	8,747,682	18,242,970	13,647,191
Net increase in net assets from operations	$ 18,356,410	$ 33,095,985	$ 20,879,947
Distributions to shareholders:
Class A	$ (6,556,361)	$ (10,528,835)	$ (5,097,556)
Class C	(956,423)	(1,410,487)	(552,431)
Class I	(1,289,121)	(2,073,551)	(476,281)
Total distributions to shareholders	$ (8,801,905)	$ (14,012,873)	$ (6,126,268)
Capital share transactions:
Class A	$ 10,784,925	$ (1,567,008)	$ 8,957,627
Class C	(1,938,019)	(3,689,316)	18,065
Class I	10,141,440	12,290,506	4,527,141
Net increase in net assets from capital share transactions	$ 18,988,346	$ 7,034,182	$ 13,502,833
Net increase in net assets	$ 28,542,851	$ 26,117,294	$ 28,256,512
Net Assets
At beginning of year	$ 217,303,679	$ 326,494,871	$ 163,527,216
At end of year	$245,846,530	$352,612,165	$191,783,728
24
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Statements of Changes in Net Assets — continued

	Year Ended September 30, 2019
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,164,998	$ 4,912,035	$ 1,546,244
Net realized gain	7,016,867	13,347,057	6,686,553
Net change in unrealized appreciation (depreciation)	1,391,157	(4,673,623)	(4,221,920)
Net increase in net assets from operations	$ 12,573,022	$ 13,585,469	$ 4,010,877
Distributions to shareholders:
Class A	$ (6,238,683)	$ (11,972,228)	$ (6,918,489)
Class C	(1,176,903)	(2,132,802)	(1,055,466)
Class I	(1,019,445)	(1,685,209)	(582,950)
Total distributions to shareholders	$ (8,435,031)	$ (15,790,239)	$ (8,556,905)
Capital share transactions:
Class A	$ 5,782,398	$ 17,481,020	$ 9,857,932
Class C	(4,452,570)	(8,052,463)	(3,170,414)
Class I	8,150,298	13,099,745	95,095
Net increase in net assets from capital share transactions	$ 9,480,126	$ 22,528,302	$ 6,782,613
Net increase in net assets	$ 13,618,117	$ 20,323,532	$ 2,236,585
Net Assets
At beginning of year	$ 203,685,562	$ 306,171,339	$ 161,290,631
At end of year	$217,303,679	$326,494,871	$163,527,216
25
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights

	Conservative Allocation Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.57	$ 17.25	$ 17.25	$ 16.48	$ 16.59
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.37	$ 0.33	$ 0.30	$ 0.31
Net realized and unrealized gain	1.17	0.70	0.36	0.96	0.55
Total income from operations	$ 1.47	$ 1.07	$ 0.69	$ 1.26	$ 0.86
Less Distributions
From net investment income	$ (0.32)	$ (0.41)	$ (0.42)	$ (0.33)	$ (0.30)
From net realized gain	(0.38)	(0.34)	(0.27)	(0.16)	(0.67)
Total distributions	$ (0.70)	$ (0.75)	$ (0.69)	$ (0.49)	$ (0.97)
Net asset value — End of year	$ 18.34	$ 17.57	$ 17.25	$ 17.25	$ 16.48
Total Return(2)	8.66%	6.57%	4.08%	7.84%	5.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$177,060	$159,188	$150,237	$138,512	$131,576
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.41%	0.44%	0.44%	0.51%	0.67%
Net expenses(4)	0.41%	0.44%	0.44%	0.44%	0.44%
Net investment income	1.70%	2.18%	1.93%	1.77%	1.90%
Portfolio Turnover	36%	85%	94%	46%	61%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
26
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Conservative Allocation Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.36	$ 17.05	$ 17.06	$ 16.28	$ 16.40
Income (Loss) From Operations
Net investment income(1)	$ 0.17	$ 0.25	$ 0.20	$ 0.17	$ 0.17
Net realized and unrealized gain	1.15	0.68	0.36	0.96	0.55
Total income from operations	$ 1.32	$ 0.93	$ 0.56	$ 1.13	$ 0.72
Less Distributions
From net investment income	$ (0.19)	$ (0.28)	$ (0.30)	$ (0.19)	$ (0.17)
From net realized gain	(0.38)	(0.34)	(0.27)	(0.16)	(0.67)
Total distributions	$ (0.57)	$ (0.62)	$ (0.57)	$ (0.35)	$ (0.84)
Net asset value — End of year	$ 18.11	$ 17.36	$ 17.05	$ 17.06	$ 16.28
Total Return(2)	7.81%	5.77%	3.30%	7.04%	4.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,017	$29,828	$33,843	$33,661	$34,334
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.15%	1.19%	1.19%	1.30%	1.46%
Net expenses(4)	1.15%	1.19%	1.19%	1.19%	1.27%
Net investment income	0.97%	1.47%	1.17%	1.03%	1.07%
Portfolio Turnover	36%	85%	94%	46%	61%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
27
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Conservative Allocation Fund — Class I
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 17.58	$ 17.25	$ 17.23	$ 16.48	$ 16.07
Income (Loss) From Operations
Net investment income(2)	$ 0.34	$ 0.42	$ 0.41	$ 0.40	$ 0.11
Net realized and unrealized gain	1.18	0.70	0.34	0.91	0.43
Total income from operations	$ 1.52	$ 1.12	$ 0.75	$ 1.31	$ 0.54
Less Distributions
From net investment income	$ (0.37)	$ (0.45)	$ (0.46)	$ (0.40)	$ (0.13)
From net realized gain	(0.38)	(0.34)	(0.27)	(0.16)	—
Total distributions	$ (0.75)	$ (0.79)	$ (0.73)	$ (0.56)	$ (0.13)
Net asset value — End of period	$ 18.35	$ 17.58	$ 17.25	$17.23	$16.48
Total Return(3)	8.93%	6.89%	4.40%	8.22%	3.40% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,770	$28,288	$19,605	$ 3,052	$ 1,034
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.16%	0.19%	0.19%	1.43%	0.97% (7)
Net expenses(6)	0.16%	0.16%	0.09%	0.09%	0.09% (7)
Net investment income	1.93%	2.44%	2.36%	2.37%	1.93% (7)
Portfolio Turnover	36%	85%	94%	46%	61% (8)

(1)	From May 20, 2016 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7)	Annualized.
(8)	For the year ended September 30, 2016.
28
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Moderate Allocation Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 19.49	$ 19.77	$ 19.32	$ 17.86	$ 18.84
Income (Loss) From Operations
Net investment income(1)	$ 0.26	$ 0.31	$ 0.29	$ 0.28	$ 0.25
Net realized and unrealized gain	1.73	0.43	1.15	1.93	1.00
Total income from operations	$ 1.99	$ 0.74	$ 1.44	$ 2.21	$ 1.25
Less Distributions
From net investment income	$ (0.26)	$ (0.40)	$ (0.47)	$ (0.28)	$ (0.24)
From net realized gain	(0.56)	(0.62)	(0.52)	(0.47)	(1.99)
Total distributions	$ (0.82)	$ (1.02)	$ (0.99)	$ (0.75)	$ (2.23)
Net asset value — End of year	$ 20.66	$ 19.49	$ 19.77	$ 19.32	$ 17.86
Total Return(2)	10.44%	4.44%	7.62%	12.86%	7.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$259,726	$247,372	$231,146	$213,343	$203,907
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.41%	0.42%	0.43%	0.50%	0.73%
Net expenses(4)	0.41%	0.42%	0.43%	0.44%	0.56%
Net investment income	1.32%	1.65%	1.47%	1.52%	1.43%
Portfolio Turnover	35%	89%	73%	45%	61%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
29
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Moderate Allocation Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 18.52	$ 18.84	$ 18.37	$ 17.11	$ 18.16
Income (Loss) From Operations
Net investment income(1)	$ 0.11	$ 0.19	$ 0.13	$ 0.14	$ 0.11
Net realized and unrealized gain	1.64	0.38	1.10	1.84	0.97
Total income from operations	$ 1.75	$ 0.57	$ 1.23	$ 1.98	$ 1.08
Less Distributions
From net investment income	$ (0.15)	$ (0.27)	$ (0.24)	$ (0.25)	$ (0.14)
From net realized gain	(0.56)	(0.62)	(0.52)	(0.47)	(1.99)
Total distributions	$ (0.71)	$ (0.89)	$ (0.76)	$ (0.72)	$ (2.13)
Net asset value — End of year	$ 19.56	$ 18.52	$ 18.84	$ 18.37	$ 17.11
Total Return(2)	9.62%	3.68%	6.83%	12.02%	6.37%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,674	$36,679	$45,880	$42,529	$42,695
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.16%	1.17%	1.18%	1.29%	1.51%
Net expenses(4)	1.16%	1.17%	1.18%	1.19%	1.32%
Net investment income	0.59%	1.04%	0.72%	0.77%	0.68%
Portfolio Turnover	35%	89%	73%	45%	61%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
30
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Moderate Allocation Fund — Class I
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 19.51	$ 19.79	$ 19.36	$ 17.85	$ 17.10
Income (Loss) From Operations
Net investment income(2)	$ 0.30	$ 0.35	$ 0.33	$ 0.26	$ 0.07
Net realized and unrealized gain	1.74	0.44	1.19	2.02	0.76
Total income from operations	$ 2.04	$ 0.79	$ 1.52	$ 2.28	$ 0.83
Less Distributions
From net investment income	$ (0.31)	$ (0.45)	$ (0.57)	$ (0.30)	$ (0.08)
From net realized gain	(0.56)	(0.62)	(0.52)	(0.47)	—
Total distributions	$ (0.87)	$ (1.07)	$ (1.09)	$ (0.77)	$ (0.08)
Net asset value — End of period	$ 20.68	$ 19.51	$ 19.79	$19.36	$17.85
Total Return(3)	10.71%	4.69%	8.04%	13.26%	4.86% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,212	$42,444	$29,145	$ 9,124	$ 1,049
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.16%	0.17%	0.17%	0.55%	0.54% (7)
Net expenses(6)	0.16%	0.14%	0.09%	0.09%	0.09% (7)
Net investment income	1.51%	1.83%	1.70%	1.43%	1.06% (7)
Portfolio Turnover	35%	89%	73%	45%	61% (8)

(1)	From May 20, 2016 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7)	Annualized.
(8)	For the year ended September 30, 2016.
31
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Growth Allocation Fund — Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 20.38	$ 21.16	$ 20.27	$ 18.12	$ 19.32
Income (Loss) From Operations
Net investment income(1)	$ 0.18	$ 0.20	$ 0.22	$ 0.23	$ 0.19
Net realized and unrealized gain	2.35	0.15	1.79	2.82	1.25
Total income from operations	$ 2.53	$ 0.35	$ 2.01	$ 3.05	$ 1.44
Less Distributions
From net investment income	$ (0.20)	$ (0.36)	$ (0.44)	$ (0.23)	$ (0.15)
From net realized gain	(0.56)	(0.77)	(0.68)	(0.67)	(2.49)
Total distributions	$ (0.76)	$ (1.13)	$ (1.12)	$ (0.90)	$ (2.64)
Net asset value — End of year	$ 22.15	$ 20.38	$ 21.16	$ 20.27	$ 18.12
Total Return(2)	12.52%	2.56%	10.19%	17.59%	8.03%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$157,659	$136,474	$129,981	$116,680	$103,539
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	0.47%	0.52%	0.52%	0.60%	0.78%
Net expenses(4)	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	0.87%	1.04%	1.07%	1.24%	1.10%
Portfolio Turnover	43%	92%	64%	55%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
32
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Growth Allocation Fund — Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.26	$ 18.10	$ 17.50	$ 15.85	$ 17.21
Income (Loss) From Operations
Net investment income(1)	$ 0.02	$ 0.08	$ 0.06	$ 0.08	$ 0.03
Net realized and unrealized gain	1.98	0.08	1.53	2.45	1.10
Total income from operations	$ 2.00	$ 0.16	$ 1.59	$ 2.53	$ 1.13
Less Distributions
From net investment income	$ (0.07)	$ (0.23)	$ (0.31)	$ (0.21)	$ —
From net realized gain	(0.56)	(0.77)	(0.68)	(0.67)	(2.49)
Total distributions	$ (0.63)	$ (1.00)	$ (0.99)	$ (0.88)	$ (2.49)
Net asset value — End of year	$ 18.63	$ 17.26	$ 18.10	$ 17.50	$ 15.85
Total Return(2)	11.67%	1.80%	9.39%	16.72%	7.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,419	$15,189	$19,372	$18,045	$17,578
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	1.22%	1.27%	1.27%	1.42%	1.60%
Net expenses(4)	1.18%	1.18%	1.18%	1.18%	1.31%
Net investment income	0.13%	0.48%	0.33%	0.52%	0.20%
Portfolio Turnover	43%	92%	64%	55%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
33
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Financial Highlights — continued

	Growth Allocation Fund — Class I
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 20.48	$ 21.26	$ 20.35	$ 18.14	$ 17.17
Income (Loss) From Operations
Net investment income(2)	$ 0.21	$ 0.24	$ 0.25	$ 0.36	$ 0.01
Net realized and unrealized gain	2.39	0.16	1.84	2.77	0.96
Total income from operations	$ 2.60	$ 0.40	$ 2.09	$ 3.13	$ 0.97
Less Distributions
From net investment income	$ (0.25)	$ (0.41)	$ (0.50)	$ (0.25)	$ —
From net realized gain	(0.56)	(0.77)	(0.68)	(0.67)	—
Total distributions	$ (0.81)	$ (1.18)	$ (1.18)	$ (0.92)	$ —
Net asset value — End of period	$ 22.27	$ 20.48	$ 21.26	$20.35	$18.14
Total Return(3)	12.81%	2.84%	10.57%	18.02%	5.65% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,706	$11,864	$11,938	$ 1,790	$ 1,056
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	0.22%	0.27%	0.26%	1.76%	0.57% (7)
Net expenses(6)	0.18%	0.15%	0.08%	0.08%	0.08% (7)
Net investment income	1.03%	1.23%	1.20%	1.91%	0.19% (7)
Portfolio Turnover	43%	92%	64%	55%	62% (8)

(1)	From May 20, 2016 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Amounts do not include the expenses of the Underlying Funds and/or unaffiliated funds.
(7)	Annualized.
(8)	For the year ended September 30, 2016.
34
See Notes to Financial Statements.

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Conservative Allocation Fund (Conservative), Calvert Moderate Allocation Fund (Moderate) and Calvert Growth Allocation Fund (Growth), (each a Fund and collectively, the Funds) are diversified series of Calvert Social Investment Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Conservative is to seek current income and capital appreciation, consistent with the preservation of capital. The investment objective of Moderate is to seek long-term capital appreciation and growth of income, with current income a secondary objective. The investment objective of Growth is to seek long-term capital appreciation. Each Fund is a "fund-of-funds" that invests primarily in a combination of other Calvert equity and income funds (the Underlying Funds). The financial statements of the Underlying Funds are included in their shareholder reports, which are available free of charge at www.calvert.com.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Funds may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and polices of the Underlying Funds are included in their financial statements, which are available upon request.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the
35

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2020, based on the inputs used to value them:
Conservative
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 211,498,880	$ —	$ —	$ 211,498,880
U.S. Treasury Obligations	—	13,398,514	—	13,398,514
Short-Term Investments	—	21,270,852	—	21,270,852
Total Investments	$211,498,880	$34,669,366	$ —	$246,168,246
Futures Contracts	$ 78,188	$ —	$ —	$ 78,188
Total	$211,577,068	$34,669,366	$ —	$246,246,434
Moderate
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 316,398,114	$ —	$ —	$ 316,398,114
U.S. Treasury Obligations	—	17,318,682	—	17,318,682
Short-Term Investments	—	18,728,136	—	18,728,136
Total Investments	$316,398,114	$36,046,818	$ —	$352,444,932
Futures Contracts	$ 44,535	$ —	$ —	$ 44,535
Total	$316,442,649	$36,046,818	$ —	$352,489,467
Liability Description
Futures Contracts	$ (75,523)	$ —	$ —	$ (75,523)
Total	$ (75,523)	$ —	$ —	$ (75,523)
Growth
Asset Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 186,137,428	$ —	$ —	$ 186,137,428
U.S. Treasury Obligations	—	3,684,328	—	3,684,328
Short-Term Investments	—	7,702,956	—	7,702,956
Total Investments	$186,137,428	$11,387,284	$ —	$197,524,712
36

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Growth — continued
Asset Description	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 15,235	$ —	$ —	$ 15,235
Total	$186,152,663	$11,387,284	$ —	$197,539,947
Liability Description
Futures Contracts	$ (148,372)	$ —	$ —	$ (148,372)
Total	$ (148,372)	$ —	$ —	$ (148,372)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Funds may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
F  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Funds is included in the Statements of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Funds' policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Funds have the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Funds is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Funds' policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, each Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract
37

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

termination. The Funds, as writers of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the instrument underlying the written option. The Funds may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income are declared and paid quarterly for Conservative and Moderate and annually for Growth. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. Each Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
CRM, a subsidiary of Eaton Vance Management (EVM), provides investment advisory services to the Funds. EVM is a wholly-owned subsidiary of Eaton Vance Corp. The Funds do not pay advisory fees to CRM for performing investment advisory services. CRM, however, receives advisory fees for managing the Underlying Funds. The Funds may invest their cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses, borrowing costs, taxes or litigation expenses) for Conservative, Moderate and Growth exceed 0.44%, 0.44% and 0.43%, respectively, for Class A shares; 1.19%, 1.19% and 1.18%, respectively, for Class C shares; and 0.19%, 0.19% and 0.18%, respectively, for Class I shares of such class' average daily net assets. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $72,794 of Growth. CRM serves as the administrator of the Funds, but receives no compensation.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Conservative, Moderate and Growth paid or accrued for the year ended September 30, 2020 amounted to $415,552, $626,768 and $358,526, respectively, for Class A shares and $293,928, $358,939 and $155,682, respectively, for Class C shares.
The Funds were informed that EVD received $49,700, $59,000 and $67,493 for Conservative, Moderate and Growth, respectively, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Funds were also informed that EVD received $3,742, $1,635 and $1,647 for Conservative, Moderate and Growth, respectively, of contingent deferred sales charges paid by each Fund's shareholders for the same period.
38

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $31,555, $59,387 and $53,467 for Conservative, Moderate and Growth, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
During the year ended September 30, 2020, CRM reimbursed Growth $136,347 for a net realized loss due to a trading error. The impact of the reimbursement was $0.01 per share for each class. Had the Fund not received the reimbursement, total return would have been lower by 0.06%, 0.06% and 0.10% for Class A, Class C and Class I, respectively.
Each Trustee of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Trustees. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Funds who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, each Fund’s allocated portion of the Advisory Council compensation and fees was $3,389, $5,162 and $2,650 for Conservative, Moderate and Growth, respectively, and the reimbursement was $3,099, $4,737 and $2,428 for Conservative, Moderate and Growth, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Conservative	Moderate	Growth
Purchases
U.S. Government and Agency Securities	$ —	$ —	$ 3,106,014
Non-U.S. Government and Agency Securities	79,242,588	116,816,967	78,589,620
Total Purchases	$79,242,588	$116,816,967	$81,695,634
Sales
U.S. Government and Agency Securities	$ 4,456,279	$ 8,170,322	$ 8,867,228
Non-U.S. Government and Agency Securities	78,692,222	128,630,526	64,398,456
Total Sales	$83,148,501	$136,800,848	$73,265,684
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
Year Ended September 30, 2020
	Conservative	Moderate	Growth
Ordinary income	$5,114,797	$6,627,251	$1,553,734
Long-term capital gains	3,687,108	7,385,622	4,572,534

39

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Year Ended September 30, 2019
	Conservative	Moderate	Growth
Ordinary income	$5,100,581	$7,122,218	$3,348,578
Long-term capital gains	3,334,450	8,668,021	5,208,327
During the year ended September 30, 2020, the following amounts were reclassified due to the Funds' use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Conservative	Moderate	Growth
Change in:
Paid-in capital	$ 556,679	$ 745,788	$ 382,113
Distributable earnings	$(556,679)	$(745,788)	$(382,113)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Conservative	Moderate	Growth
Undistributed ordinary income	$ 687,447	$ 16,356	$ —
Undistributed long-term capital gains	$ 5,051,140	$10,166,346	$ 5,730,514
Post October capital losses	$ —	$ —	$ (112,652)
Late year ordinary losses	$ —	$ —	$ (292,800)
Net unrealized appreciation	$18,018,033	$40,254,036	$27,989,374
At September 30, 2020, Growth had a net capital loss of $112,652 attributable to security transactions incurred after October 31, 2019 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2021.
Additionally, at September 30, 2020, Growth had a late year ordinary loss of $292,800 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Funds at September 30, 2020, as determined on a federal income tax basis, were as follows:
	Conservative	Moderate	Growth
Aggregate cost	$228,154,931	$312,202,401	$169,549,039
Gross unrealized appreciation	$ 19,076,831	$ 41,253,864	$ 28,240,672
Gross unrealized depreciation	(1,063,516)	(1,011,333)	(264,999)
Net unrealized appreciation	$ 18,013,315	$ 40,242,531	$ 27,975,673
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2020 is included in each Fund's Schedule of Investments. During the year ended September 30, 2020, each Fund used futures contracts and purchased and written options contracts to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to make tactical asset allocations.
40

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Conservative
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Interest rate	Futures contracts	Distributable earnings	$78,188 (1)	$—

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Moderate
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Interest rate	Futures contracts	Distributable earnings	$44,535 (1)	$(75,523) (1)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
Growth
Risk	Derivative	Statements of Assets and Liabilities Caption	Assets	Liabilities
Equity price	Futures contracts	Distributable earnings	$ —	$ (23,735)(1)
Interest rate	Futures contracts	Distributable earnings	15,235 (1)	(124,637) (1)
Total			$15,235	$(148,372)

(1)	Only the current day's variation margin is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statements of Operations by risk exposure for the year ended September 30, 2020 was as follows:
Conservative
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$(47,618)	$ —	$ (47,618)
Futures contracts	83,411	1,861,093	1,944,504
Written options	9,886	—	9,886
Total	$ 45,679	$1,861,093	$1,906,772
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ 337,253	$ 337,253
Total	$ —	$ 337,253	$ 337,253

(1)	Relates to purchased options.
41

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Moderate
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ (77,984)	$ —	$ (77,984)
Futures contracts	(9,348)	633,845	624,497
Written options	14,829	—	14,829
Total	$(72,503)	$633,845	$561,342
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ 102,937	$ 102,937
Total	$ —	$102,937	$102,937

(1)	Relates to purchased options.
Growth
Statements of Operations Caption	Equity price	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ (74,821)	$ —	$ (74,821)
Futures contracts	1,893,130	(732,729)	1,160,401
Written options	12,358	—	12,358
Total	$1,830,667	$(732,729)	$1,097,938
Change in unrealized appreciation (depreciation):
Futures contracts	$ (23,735)	$ (210,137)	$ (233,872)
Total	$ (23,735)	$(210,137)	$ (233,872)

(1)	Relates to purchased options.
The average notional cost of futures contracts and the average number of purchased and written options contracts outstanding during the year ended September 30, 2020, which are indicative of the volume of these derivative types, were approximately as follows:
	Conservative	Moderate	Growth
Futures contracts — long	$57,871,000	$57,427,000	$26,838,000
Futures contracts — short	$229,000	$3,729,000	$14,282,000
Purchased options	18	45	63
Written options	(3)	(5)	(4)
42

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
The Funds did not have any securities on loan at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Funds participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Funds had no borrowings outstanding pursuant to their line of credit at September 30, 2020. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Funds renewed their line of credit agreement, which expires October 26, 2021, at substantially the same terms.
8  Affiliated Funds
At September 30, 2020, the value of each Fund’s investment in affiliated funds was $232,769,732, $335,126,250 and $193,840,384 for Conservative, Moderate and Growth, respectively, which represents 94.6%, 95.1% and 101.1% of net assets for Conservative, Moderate and Growth, respectively. Transactions in affiliated funds by the Funds for the year ended September 30, 2020 were as follows:
Conservative
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period

Bond Fund, Class R6	$65,755,067	$ 3,473,582	$ (2,455,949)	$ (55,412)	$ 1,378,231	$ 68,095,519	$ 1,704,737	$ 600,861	3,998,562
Cash Reserves Fund, LLC	—	27,193,298	(5,923,273)	292	535	21,270,852	5,800	—	21,268,725
43

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Emerging Markets Advancement Fund, Class I	$ —	$ 4,776,685	$ —	$ —	$ 277,794	$ 5,054,479	$ —	$ 8,435	474,154
Emerging Markets Equity Fund, Class R6	5,944,697	1,495,984	(3,463,250)	(115,195)	661,997	4,524,233	38,984	—	244,685
Equity Fund, Class R6	—	5,512,619	—	—	926,137	6,438,756	14,722	111,897	87,400
Flexible Bond Fund, Class R6	18,508,464	919,352	(3,747,166)	(121,719)	(343,370)	15,215,561	555,352	—	1,035,072
Floating-Rate Advantage Fund, Class R6	14,706,589	3,036,563	(825,000)	(63,847)	(309,236)	16,545,069	696,580	—	1,794,476
High Yield Bond Fund, Class I	—	6,453,937	—	—	730,973	7,184,910	135,938	—	274,443
International Equity Fund, Class R6	6,077,200	3,301,434	—	—	1,123,631	10,502,265	94,870	—	482,641
International Opportunities Fund, Class R6	6,600,283	1,223,489	(1,081,000)	78,221	660,744	7,481,737	99,861	—	424,134
International Responsible Index Fund, Class R6	2,255,256	3,202,585	(137,000)	7,095	220,982	5,548,918	39,514	—	227,136
Mid-Cap Fund, Class I	1,626,757	280,682	—	—	(5,138)	1,902,301	3,614	73,067	46,659
Short Duration Income Fund, Class R6	6,518,473	308,177	(2,175,000)	(12,421)	24,510	4,663,739	159,177	—	285,768
Small-Cap Fund, Class R6	3,311,467	1,064,036	(1,194,000)	58,820	(114,824)	3,125,499	8,291	39,139	120,165
Ultra-Short Duration Income Fund, Class R6	22,011,207	32,797,131	(39,746,725)	(791,416)	106,655	14,376,852	396,561	—	1,458,099
US Large-Cap Core Responsible Index Fund, Class R6	25,452,806	4,261,836	(20,536,132)	2,784,005	802,762	12,765,277	252,836	—	417,849
US Large-Cap Growth Responsible Index Fund, Class I	8,651,072	134,055	(3,223,000)	1,099,490	1,345,643	8,007,260	60,370	73,685	199,782
44

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
US Large-Cap Value Responsible Index Fund, Class I	$12,478,256	$ 6,309,386	$ (107,000)	$ (14,980)	$ (471,836)	$ 18,193,826	$ 286,521	$ 107,984	785,571
US Mid-Cap Core Responsible Index Fund, Class I	1,080,209	691,054	(1,000)	37	102,379	1,872,679	10,569	10,653	63,653
Totals				$2,852,970	$ 7,118,569	$232,769,732	$4,564,297	$1,025,721
Moderate
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period

Bond Fund, Class R6	$37,077,389	$ 1,021,832	$(10,570,000)	$ 98,888	$ 290,141	$ 27,918,250	$ 750,794	$ 271,048	1,639,357
Cash Reserves Fund, LLC	—	30,178,119	(11,451,446)	896	567	18,728,136	6,484	—	18,726,263
Emerging Markets Advancement Fund, Class I	—	12,149,200	—	—	685,254	12,834,454	—	25,397	1,203,982
Emerging Markets Equity Fund, Class R6	17,187,042	5,116,662	(10,852,803)	(262,681)	1,943,631	13,131,851	110,662	—	710,214
Equity Fund, Class R6	—	10,343,674	(24,000)	1,596	1,873,969	12,195,239	33,215	252,459	165,539
Flexible Bond Fund, Class R6	20,551,473	915,126	(5,651,000)	(212,433)	(348,345)	15,254,821	594,126	—	1,037,743
Floating-Rate Advantage Fund, Class R6	13,162,164	4,074,112	—	—	(89,686)	17,146,590	659,129	—	1,859,717
High Yield Bond Fund, Class I	—	17,195,066	(936,176)	9,168	1,144,134	17,412,192	274,066	—	665,095
International Equity Fund, Class R6	15,591,660	6,519,600	(4,000)	(160)	2,517,000	24,624,100	241,455	—	1,131,622
International Opportunities Fund, Class R6	19,715,738	2,140,589	(1,838,000)	118,219	2,082,951	22,219,497	300,407	—	1,259,608
45

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
International Responsible Index Fund, Class R6	$ 7,511,725	$ 6,296,795	$ (336,000)	$ 17,400	$ 567,289	$ 14,057,209	$ 133,746	$ —	575,408
Mid-Cap Fund, Class I	3,274,531	427,784	—	—	(20,432)	3,681,883	7,249	146,535	90,309
Short Duration Income Fund, Class R6	9,073,724	1,186,392	(5,342,000)	(30,222)	26,840	4,914,734	230,394	—	301,148
Small-Cap Fund, Class R6	8,136,866	256,927	(1,826,000)	71,640	(372,171)	6,267,262	20,789	98,138	240,956
Ultra-Short Duration Income Fund, Class R6	26,826,055	33,346,820	(41,813,994)	(976,406)	105,668	17,488,143	489,238	—	1,773,646
US Large-Cap Core Responsible Index Fund, Class R6	67,897,893	4,145,566	(35,067,747)	5,730,043	5,239,488	47,945,243	791,565	—	1,569,402
US Large-Cap Growth Responsible Index Fund, Class I	21,272,431	302,393	(10,766,807)	4,094,387	1,404,065	16,306,469	136,179	166,214	406,848
US Large-Cap Value Responsible Index Fund, Class I	31,947,872	11,151,580	(2,631,000)	(368,340)	(806,619)	39,293,493	660,058	248,761	1,696,610
US Mid-Cap Core Responsible Index Fund, Class I	4,072,471	226,850	(971,000)	193,585	184,778	3,706,684	39,767	40,083	125,992
Totals				$8,485,580	$16,428,522	$335,126,250	$5,479,323	$1,248,635
Growth
Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period

Bond Fund, Class R6	$ 4,516,834	$ 692,414	$ (5,190,402)	$ 192,408	$ (211,254)	$ —	$ 11,576	$ —	—
Cash Reserves Fund, LLC	—	13,691,883	(5,988,972)	198	(153)	7,702,956	1,113	—	7,702,186
46

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
Emerging Markets Advancement Fund, Class I	$ —	$10,275,080	$ —	$ —	$ 639,326	$ 10,914,406	$ —	$ 21,425	1,023,865
Emerging Markets Equity Fund, Class R6	13,839,097	3,068,995	(7,371,459)	(120,795)	1,475,090	10,890,928	92,218	—	589,017
Equity Fund, Class R6	—	7,417,769	(555,195)	55,351	1,256,142	8,174,067	22,413	170,356	110,955
Floating-Rate Advantage Fund, Class R6	3,283,653	2,786,603	(679,554)	(37,828)	182,946	5,535,820	194,605	—	600,414
High Yield Bond Fund, Class I	—	5,756,121	(694,705)	11,642	524,543	5,597,601	109,121	—	213,812
International Equity Fund, Class R6	13,922,830	5,112,765	(406,000)	(8,209)	2,172,103	20,793,489	211,053	—	955,583
International Opportunities Fund, Class R6	15,549,091	1,387,788	(1,044,000)	71,244	1,706,068	17,670,191	240,690	—	1,001,712
International Responsible Index Fund, Class R6	5,747,021	6,535,694	—	—	483,064	12,765,779	106,887	—	522,546
Mid-Cap Fund, Class I	2,860,367	486,179	—	—	(12,664)	3,333,882	6,419	129,760	81,773
Short Duration Income Fund, Class R6	7,435	18	(7,450)	(2)	(1)	—	21	—	—
Small-Cap Fund, Class R6	6,087,303	286,290	(3,000)	(340)	(347,726)	6,022,527	15,783	74,507	231,547
Ultra-Short Duration Income Fund, Class R6	—	5,662,721	(5,543,951)	(118,770)	—	—	16,721	—	—
US Large-Cap Core Responsible Index Fund, Class R6	51,833,203	17,867,869	(35,658,678)	672,428	4,479,145	39,193,967	547,265	—	1,282,945
US Large-Cap Growth Responsible Index Fund, Class I	14,668,535	204,018	(6,577,064)	2,107,006	1,744,891	12,147,386	91,877	112,141	303,078
47

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Name of Calvert Fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Capital gain distributions received	Shares/Units, end of period
US Large-Cap Value Responsible Index Fund, Class I	$20,845,592	$10,355,867	$ (667,000)	$ (93,380)	$ (705,284)	$ 29,735,795	$ 463,481	$ 174,675	1,283,929
US Mid-Cap Core Responsible Index Fund, Class I	2,438,184	693,432	—	—	229,974	3,361,590	24,162	24,353	114,262
Totals				$2,730,953	$13,616,210	$193,840,384	$2,155,405	$ 707,217
9  Capital Shares
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
Conservative
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,136,540	$ 37,521,058	2,330,709	$ 39,792,979
Reinvestment of distributions	352,535	6,175,832	363,931	5,887,096
Shares redeemed	(1,975,192)	(34,306,000)	(2,551,692)	(43,328,222)
Converted from Class C	80,779	1,394,035	206,350	3,430,545
Net increase	594,662	$ 10,784,925	349,298	$ 5,782,398
Class C
Shares sold	273,188	$ 4,728,169	311,021	$ 5,212,563
Reinvestment of distributions	51,971	902,392	69,316	1,095,859
Shares redeemed	(359,739)	(6,174,545)	(438,366)	(7,330,447)
Converted to Class A	(81,854)	(1,394,035)	(209,031)	(3,430,545)
Net decrease	(116,434)	$ (1,938,019)	(267,060)	$ (4,452,570)
Class I
Shares sold	921,825	$ 16,368,578	874,666	$ 14,901,899
Reinvestment of distributions	73,543	1,289,103	62,564	1,017,615
Shares redeemed	(437,249)	(7,516,241)	(464,661)	(7,769,216)
Net increase	558,119	$ 10,141,440	472,569	$ 8,150,298
48

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Moderate
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,305,709	$ 25,370,827	1,877,334	$ 35,308,247
Reinvestment of distributions	508,939	10,099,167	671,564	11,604,554
Shares redeemed	(2,030,158)	(38,872,313)	(1,981,080)	(37,276,794)
Converted from Class C	95,226	1,835,311	432,322	7,845,013
Net increase (decrease)	(120,284)	$ (1,567,008)	1,000,140	$ 17,481,020
Class C
Shares sold	214,121	$ 3,939,642	275,995	$ 4,896,010
Reinvestment of distributions	71,498	1,352,019	125,901	2,044,774
Shares redeemed	(392,955)	(7,145,666)	(400,993)	(7,148,234)
Converted to Class A	(100,556)	(1,835,311)	(455,014)	(7,845,013)
Net decrease	(207,892)	$ (3,689,316)	(454,111)	$ (8,052,463)
Class I
Shares sold	1,018,447	$ 19,520,170	1,062,974	$ 20,062,004
Reinvestment of distributions	103,329	2,047,144	94,949	1,654,149
Shares redeemed	(482,843)	(9,276,808)	(455,538)	(8,616,408)
Net increase	638,933	$ 12,290,506	702,385	$ 13,099,745
Growth
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,143,112	$ 23,227,578	918,358	$ 18,029,054
Reinvestment of distributions	227,334	4,889,956	386,141	6,684,103
Shares redeemed	(981,059)	(19,790,028)	(886,539)	(17,378,513)
Converted from Class C	31,340	630,121	135,009	2,523,288
Net increase	420,727	$ 8,957,627	552,969	$ 9,857,932
Class C
Shares sold	175,569	$ 2,986,919	143,311	$ 2,397,390
Reinvestment of distributions	29,672	539,742	70,530	1,039,612
Shares redeemed	(166,833)	(2,878,475)	(245,643)	(4,084,128)
Converted to Class A	(37,127)	(630,121)	(158,621)	(2,523,288)
Net increase (decrease)	1,281	$ 18,065	(190,423)	$ (3,170,414)
49

Calvert
Asset Allocation Funds
September 30, 2020
Notes to Financial Statements — continued

Growth — continued
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	432,287	$ 8,820,208	260,304	$ 5,023,142
Reinvestment of distributions	22,011	474,992	32,112	557,467
Shares redeemed	(238,509)	(4,768,059)	(274,691)	(5,485,514)
Net increase	215,789	$ 4,527,141	17,725	$ 95,095
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
11  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of each Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, each Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by each Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
50

Calvert
Asset Allocation Funds
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Calvert Social Investment Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund (collectively, the Funds), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
51

Calvert
Asset Allocation Funds
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Conservative Allocation Fund	$ 809,924
Moderate Allocation Fund	$ 2,152,212
Growth Allocation Fund	$ 1,596,513
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2020 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Conservative Allocation Fund	12.88%
Moderate Allocation Fund	32.17%
Growth Allocation Fund	75.89%
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2020, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Conservative Allocation Fund	$ 5,542,360
Moderate Allocation Fund	$10,918,261
Growth Allocation Fund	$ 6,143,037
52

Calvert
Asset Allocation Funds
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
53

Calvert
Asset Allocation Funds
September 30, 2020
Management and Organization

Fund Management. The Trustees of Calvert Social Investment Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	1990	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
54

Calvert
Asset Allocation Funds
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
55

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
56

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24205     9.30.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/19	%*	9/30/20	%*
Audit Fees	$199,707	3.9%	$211,035	7.7%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$38,600	0%	$29,510	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$238,307	3.2%	$240,545	6.8%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/19		Fiscal Year ended 9/30/20
$	%*	$	%*
$38,600	0%	$29,510	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 20, 2020

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020